UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                     811-07989

Metropolitan West Funds
(Exact name of registrant as specified in charter)

865 South Figueroa Street
Los Angeles, CA 90017
(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT

September 30, 2012 (Unaudited)

METROPOLITAN WEST FUNDS

Ultra Short Bond Fund Low Duration Bond Fund Intermediate Bond Fund Total Return Bond Fund High Yield Bond Fund Unconstrained Bond Fund Strategic Income Fund AlphaTrak 500 Fund

Metropolitan West Funds	September 30, 2012
Table of Contents

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment with the MetropolitanWest Funds. Due to your continued sponsorship and market appreciation, assets across the Funds grew to just under $27 billion at the end of September.

As you likely know from earlier communication or through our active proxy solicitation, this past August, TCW’s (and Metropolitan West’s) majority owner Société Générale signed a definitive agreement to sell its stake in TCW to investment funds affiliated with The Carlyle Group, LP, in partnership with TCW management. As a result of the transaction, along with expected incentives and vesting, TCW management and employees will increase their ownership in the firm from 17% to up to approximately 40%, with the Carlyle funds owning the balance. The sale is subject to customary closing conditions and is expected to be completed in the first quarter of 2013.

We are excited by the acquisition and the ongoing benefits it should confer to you as a shareholder in the MetWest Funds. Most importantly, TCW will maintain continuity in terms of management structure, with no anticipated changes to the current personnel, philosophies or processes guiding the management of the MetropolitanWest Funds. Remaining intact are all the capabilities, resources and platform to deliver on your current investment objectives, while continuing to develop future strategies for an ever-changing and demanding investment environment.

The September 30, 2012 Semi-Annual Report for the Metropolitan West Funds covers the following:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

Still uninspired by deficient growth indicators, weak employment, and stalled fiscal initiatives, central bank leadership around the world yet again took stimulative action in the third quarter as the Federal Reserve and others announced significant new bond buying programs. In the case of the Fed, further to maintaining commitments already in place, it confirmed plans for an open-ended third round of quantitative easing (QE3) with an additional $40 billion in monthly agency mortgage purchases and a signal not to raise rates until 2015. The expectations for and implementation of these programs fueled a strong rally in the risk capital markets as the S&P 500 charged ahead with a 6.4% quarterly return (and now more than 16% year-to-date), while high yield rates at one point during September fell to a record low 6.15%, before easing mildly to end the quarter at 6.5%. After falling below a 1.4% yield in late July, the 10-Year U.S.Treasury Note sold off in appearing to fund the risk market rally, reaching nearly 1.9% in mid September and settling at 1.63% at quarter end.

Along with the declining risk premiums on high yield bonds that propelled them to a 6.4% return over the past six months (and now more than 12% year-to-date), investment grade corporates kept pace with a 6.5% gain as financials gained more than 7% on further fundamental (balance sheet deleveraging) and technical (limited new issuance) strength. While agency mortgage-backed securities (MBS) directly benefitted from the Fed’s largesse, the pedestrian 2.2% return to the sector trailed the brisk sprint of the non-agency MBS market, which carried its pace over from the second quarter. Though illustrative returns are difficult to find for this out-of-index component of the fixed income market, indications are that the returns averaged approximately 8% across the prime, alt-a, and subprime markets in the third quarter, with relatively stronger performance in the latter two segments. Blended with a gain of 4.7% to commercial MBS and 3.4% to U.S. Treasury issues, the bottom line for the six months was a very respectable 3.7% return to the Barclays Aggregate Index, leading to 4% on a year-to-date basis. Considering the low yield environment, not a bad showing for the benchmark, but there appears to have been plenty of opportunity to add value due to the wide range of returns across sectors and securities.

The Economy and Market Ahead

Looking forward, economic conditions remain subject to continued deleveraging among consumers and businesses, with the Fed committed to growing nominal GDP through inflation, if necessary. With inflationary pressures apparently still in check, the Fed

1  /  Semi-Annual Report September 2012

has assertively pursued its “full employment” mandate with QE3. And while dissenting voices to the approach still remain faint, there is some increasing volume that monetary solutions have diminished in effectiveness – as evidenced by an unemployment rate still near 8% – and fiscal action is required to set the stage for more robust growth. However, as year-end approaches, so too does the “fiscal cliff” of spending cuts and expiring tax breaks that have the potential to substantially reduce U.S. GDP starting in 2013. Globally, conditions in Europe remain unresolved, as short-term fixes lend occasional calm but create ongoing episodes of alarm and demand for immediate (if not lasting) remedies. As the only sizable economy growing with any vigor, China, too, faces an economic slowdown, limiting its potential contribution to global growth and challenging any export-led recovery in developed markets. As a result of the difficult growth conditions, the capital markets are likely to remain volatile and somewhat range bound. With the Fed’s added injection of liquidity, equities, emerging markets, and the spread sectors of the fixed income market have enjoyed good returns that warrant an ongoing assessment of the value proposition and adjustments at the margins of Fund strategy.

Thematically, Fund positioning remains consistent heading into the fourth quarter of 2012, though the summer rally has informed a degree of trimming and reallocation. As for what remains the same, given a view that the Fed’s efforts will bear fruit at lifting nominal GDP through higher future inflation, the Fund continues with a duration position of just less than two years short of the Index. The Fund’s mortgage orientation is comprised of a combination of residential (agency and non-agency MBS) and commercial mortgages, though the price appreciation across MBS in the third quarter has led to some reductions in exposure in anticipation of better entry points on price. Agency MBS remains focused on bonds with less negative convexity such as low coupon and low loan balance bonds as these issues should continue to benefit from large, steady Fed purchases, which will likely keep spreads tight in the near term. Non-agency MBS continues to represent an attractive risk-adjusted opportunity, captured in a Fund overweight, though recent strength has allowed for the reduction of risk through shedding issues that are vulnerable to potential volatility and moving shorter in maturity. Top-of-the-capital structure CMBS remain an overweight predicated on solid credit enhancement, with holdings split between seasoned and recent vintage issues. In summary, as returns have outpaced the yields that prevailed earlier in the year, the environment calls for a degree of caution and risk mitigation, which have been heeded in Fund actions. With the experience of the past several years, it is evident that ongoing, periodic shocks are likely to drive market volatility – both up and down – providing opportunity to add value through disciplined return-risk management.

In high yield, given a rally that has delivered near-record low rates and strong 2012 returns to the high yield market, a common question asks, “How much more?” Supply-demand technicals continue to be favorable, with steady and sizable inflows not meeting with any persistent reversal. Companies maintain seemingly unfettered access to the markets, as nearly $250 billion of issuance through September is already within $15 billion of 2010’s full-year record. Fundamentally, the early-cycle reductions in leverage have slowed and the rating agencies have begun to downgrade with more frequency than upgrade. Despite this, the constructive case on high yield is that defaults remain low and that yield spreads offer relative value. During a period of very sluggish growth, companies have successfully extended debt maturities, while using new debt to refinance remains the primary use of proceeds. Growth, aided by business investment, can drive spreads tighter, but requires wariness of interest rate duration to mitigate risk.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

A general underweight to the lagging U.S. Treasury sector and broadened exposure across the spread sectors, particularly MBS, led the Funds to outperformance of their designated benchmarks over the past six months. While a short relative duration profile was a (very) minor drag on performance as U.S. Treasury yields eased a few basis points in a volatile quarter for rates, it was overcome with continued commitment to the value-added themes of the last several quarters. Most significantly, the outperformance was driven by significant allocations to the non-agency MBS market and a decided emphasis on the higher returning subprime category. Though not as substantial a contributor to the outperformance as the above, an emphasis in low coupon agency MBS has consistently been a source of incremental return over the past several quarters as the Fed’s buying program and restraints on borrower prepayments have been supportive to pricing. Among corporate issues, ongoing emphasis to the financial sector was additive, as continuing balance sheet improvement drove substantially tighter yield spreads and delivered excess return.

The High Yield Fund kept pace with its benchmark, after lagging over the prior six-month period. The improved performance results owed significantly to the ongoing overweight to utilities, which benefitted from an upturn in natural gas prices from April lows to lead to price improvement in bank loan issuers, particularly those with coal-fired plants in their electricity generating portfolios. Consolidation in that industry was also a catalyst to good returns with merger activity driving risk premiums down and lifting prices significantly on legacy bonds in the affected capital structures. Additionally, an overweight in communications was additive due to the strength in wireless – further validated as Softbank’s mid October acquisition of a 70% stake in Sprint is expected to result in an upgrade and further narrowing in yield spreads. A small tactical allocation (less than 2% of Fund market value) to the robust returns of the non-agency MBS market provided incremental performance.

Semi-Annual Report September 2012  /  2

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through September 30, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	3.06%	5.23%	6.53%	0.82%	—	2.47%
Merrill Lynch 1-Year U.S. Treasury Index	0.18%	0.27%	0.57%	1.72%	—	2.26%

MWUIX (Inception: July 31, 2004)	2.90%	5.39%	6.70%	0.98%	—	2.07%
Merrill Lynch 1-Year U.S. Treasury Index	0.18%	0.27%	0.57%	1.72%	—	2.45%

For MWUSX, the total expense ratio is 0.67% and the net expense ratio is 0.50%. For MWUIX, the total expense ratio is 0.51% and the net expense ratio is 0.34%.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

	Performance Through September 30, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	3.54%	7.12%	7.25%	3.05%	3.89%	4.53%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.45%	0.56%	1.43%	2.78%	2.80%	4.19%

MWLIX (Inception: March 31, 2000)	3.76%	7.45%	7.49%	3.24%	4.10%	4.11%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.45%	0.56%	1.43%	2.78%	2.80%	3.81%
MWLNX (Inception: September 22, 2009)	3.53%	7.06%	7.06%	—	—	7.34%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.45%	0.56%	1.43%	—	—	1.47%

For MWLDX, the total expense ratio is 0.58% and the net expense ratio is 0.58%. For MWLIX, the total expense ratio is 0.39% and the net expense ratio is 0.39%. For MWLNX, the total expense ratio is 0.78% and the net expense ratio is 0.78%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through September 30, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	5.12%	8.68%	8.97%	7.39%	—	5.86%
Barclays U.S. Intermediate Government/Credit Index	2.90%	4.40%	5.17%	5.70%	—	4.48%

MWIIX (Inception: June 28, 2002)	5.23%	8.91%	9.20%	7.62%	6.67%	7.00%
Barclays U.S. Intermediate Government/Credit Index	2.90%	4.40%	5.17%	5.70%	4.75%	5.08%

For MWIMX, the total expense ratio is 0.72% and the net expense ratio is 0.65%. For MWIIX, the total expense ratio is 0.51% and the net expense ratio is 0.44%.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

	Performance Through September 30, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	6.89%	10.78%	9.86%	8.66%	8.10%	7.59%
Barclays U.S. Aggregate Bond Index	3.68%	5.16%	6.19%	6.53%	5.32%	6.42%

MWTIX (Inception: March 31, 2000)	7.00%	11.02%	10.09%	8.89%	8.34%	7.58%
Barclays U.S. Aggregate Bond Index	3.68%	5.16%	6.19%	6.53%	5.32%	6.35%
MWTNX (Inception: December 18, 2009)	6.78%	10.66%	—	—	—	9.00%
Barclays U.S. Aggregate Bond Index	3.68%	5.16%	—	—	—	6.23%
MWTSX (Inception: August 1, 2011)	7.10%	10.67%	—	—	—	9.45%
Barclays U.S. Aggregate Bond Index	3.68%	5.16%	—	—	—	6.32%

3  /  Semi-Annual Report September 2012

For MWTRX, the total expense ratio is 0.62% and the net expense ratio is 0.62%. For MWTIX, the total expense ratio is 0.41% and the net expense ratio is 0.41%. For MWTNX, the total expense ratio is 0.82% and the net expense ratio is 0.82%. For MWTSX, the total expense ratio is 0.40% and the net expense ratio is 0.39%.

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through September 30, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	6.31%	17.45%	10.41%	8.94%	10.82%	10.82%
Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	6.40%	19.35%	12.80%	9.49%	10.92%	10.92%

MWHIX (Inception: March 31, 2003)	6.34%	17.62%	10.65%	9.19%	—	9.67%
Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	6.40%	19.35%	12.80%	9.49%	—	9.96%

For MWHYX, the total expense ratio is 0.83% and the net expense ratio is 0.80%. For MWHIX, the total expense ratio is 0.58% and the net expense ratio is 0.55%.

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

	Performance Through September 30, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	5.79%	22.42%	—	—	—	22.42%
Merrill Lynch U.S. LIBOR 3-Month Average Index	0.24%	0.47%	—	—	—	0.47%

MWCIX (Inception: October 1, 2011)	5.92%	22.70%	—	—	—	22.70%
Merrill Lynch U.S. LIBOR 3-Month Average Index	0.24%	0.47%	—	—	—	0.47%

For MWCRX, the total expense ratio is 2.86% and the net expense ratio is 0.99%. For MWCIX, the total expense ratio is 2.60% and the net expense ratio is 0.75%.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through September 30, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	7.10%	10.92%	12.37%	3.68%	—	5.05%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.06%	2.08%	2.12%	2.74%	—	3.90%

MWSIX (Inception: March 31, 2004)	7.11%	11.21%	12.61%	3.92%	—	3.90%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.06%	2.08%	2.12%	2.74%	—	3.98%

For MWSTX, the total expense ratio is 2.10% and the net expense ratio is 2.10%. For MWSIX, the total expense ratio is 1.85% and the net expense ratio is 1.85%.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through September 30, 2012
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	4.79%	33.65%	20.80%	-0.13%	8.13%	3.44%
Standard & Poor’s 500 Index	3.70%	30.55%	13.29%	1.11%	8.04%	3.54%

For MWATX, the total expense ratio is 2.02% and the net expense ratio is 0.90%.

Semi-Annual Report September 2012  /  4

A Consistent Long-Term Value Orientation

MetWest remains committed to an investment approach that emphasizes a long-term perspective and an understanding that market pricing can and does become disconnected to fundamental value on a persistent basis. By maintaining discipline, we expect to continue adding value to client portfolios in a measured, risk-controlled manner. Diversification is a cornerstone to portfolio construction, not only in the traditional manner of allocating across maturities and issues, but also in the decisions – duration, yield curve positioning, sector allocation and security selection – that drive performance through time. While market conditions change constantly, our process is steadfast and vigilant to opportunities that bring value.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the funds include derivatives risk, foreign securities risk, asset-backed securities risk, and prepayment risk. The HighYield Bond purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of the Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities risk refers to certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of the Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage Risk refers to the limited ability of Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of November 2012, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by Foreside Funds Distributors LLC, 899 Cassatt Road., Berwyn, PA 19312.

This report must be preceded or accompanied by a prospectus.

5  /  Semi-Annual Report September 2012

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended September 30, 2012 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/12	Ending Account Value 09/30/12	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,030.58	0.50%	$2.55
Class I	$1,000.00	$1,028.98	0.34%	$1.73
Hypothetical 5% Return
Class M	$1,000.00	$1,022.56	0.50%	$2.54
Class I	$1,000.00	$1,023.36	0.34%	$1.72
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,035.43	0.58%	$2.96
Class I	$1,000.00	$1,037.58	0.39%	$1.99
Administrative Class	$1,000.00	$1,035.33	0.78%	$3.98
Hypothetical 5% Return
Class M	$1,000.00	$1,022.16	0.58%	$2.94
Class I	$1,000.00	$1,023.11	0.39%	$1.98
Administrative Class	$1,000.00	$1,021.16	0.78%	$3.95

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.

Semi-Annual Report September 2012  /  6

	Beginning Account Value 04/01/12	Ending Account Value 09/30/12	Expense Ratio[1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,051.20	0.65%	$3.34
Class I	$1,000.00	$1,052.28	0.44%	$2.26
Hypothetical 5% Return
Class M	$1,000.00	$1,021.81	0.65%	$3.29
Class I	$1,000.00	$1,022.86	0.44%	$2.23
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,068.92	0.60%	$3.11
Class I	$1,000.00	$1,070.04	0.39%	$2.02
Administrative Class	$1,000.00	$1,067.83	0.80%	$4.15
Plan Class	$1,000.00	$1,070.96	0.38%	$1.97
Hypothetical 5% Return
Class M	$1,000.00	$1,022.06	0.60%	$3.04
Class I	$1,000.00	$1,023.11	0.39%	$1.98
Administrative Class	$1,000.00	$1,021.06	0.80%	$4.05
Plan Class	$1,000.00	$1,023.16	0.38%	$1.93
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,063.06	0.77%	$3.98
Class I	$1,000.00	$1,063.35	0.52%	$2.69
Hypothetical 5% Return
Class M	$1,000.00	$1,021.21	0.77%	$3.90
Class I	$1,000.00	$1,022.46	0.52%	$2.64
UNCONSTRAINED BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,057.89	0.99%	$5.11
Class I	$1,000.00	$1,059.15	0.75%	$3.87
Hypothetical 5% Return
Class M	$1,000.00	$1,020.10	0.99%	$5.01
Class I	$1,000.00	$1,021.31	0.75%	$3.80

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.

7  /  Semi-Annual Report September 2012

	Beginning Account Value 04/01/12	Ending Account Value 09/30/12	Expense Ratio[1]	Expenses Paid During Period[2]
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,071.04	2.07%	$10.75
Class I	$1,000.00	$1,071.06	1.82%	$9.45
Hypothetical 5% Return
Class M	$1,000.00	$1,014.69	2.07%	$10.45
Class I	$1,000.00	$1,015.94	1.82%	$9.20
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,047.85	0.91%	$4.67
Hypothetical 5% Return	$1,000.00	$1,020.51	0.91%	$4.61

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.

Semi-Annual Report September 2012  /  8

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2012 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. The “Distribution by Quality Rating” and “Distribution by Maturity” tables are a percentage of market value. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	43.28%	AAA	72.46%	0 to 1 years	22.15%
Non-Agency Mortgage-Backed	17.26%	AA	4.98%	1 year to 3 years	40.71%
Corporate Bonds	12.87%	A	9.42%	3 years to 5 years	20.29%
Commercial Mortgage-Backed	7.90%	BBB	4.38%	5 years to 10 years	13.83%
U.S. Treasury Securities	5.55%	BB or below	8.76%	10 years to 20 years	3.02%
U.S. Agency Securities	3.65%			20 years +	0.00%
Money Market RIC	1.99%
U.S. Treasury Bills	1.72%
Asset-Backed Securities	1.37%
U.S. Agency Discount Notes	1.25%
Municipal Bonds	0.66%
Bank Loans	0.58%
Other *	1.92%
Total	100.00%	Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	28.14%	AAA	48.77%	0 to 1 years	16.56%
U.S. Agency Mortgage-Backed	24.92%	AA	9.83%	1 year to 3 years	36.13%
Non-Agency Mortgage-Backed	20.12%	A	18.87%	3 years to 5 years	26.43%
Asset-Backed Securities	7.30%	BBB	10.22%	5 years to 10 years	17.73%
Commercial Mortgage-Backed	6.86%	BB or below	12.31%	10 years to 20 years	2.87%
U.S. Treasury Securities	5.30%			20 years +	0.28%
Repurchase Agreements	2.15%
Money Market RIC	2.00%
Foreign Government Obligations	1.77%
Municipal Bonds	1.33%
Bank Loans	1.15%
Other *	(1.04)%
Total	100.00%	Total	100.00%	Total	100.00%

9  /  Semi-Annual Report September 2012

INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	23.40%	AAA	59.86%	0 to 1 years	11.78%
U.S. Treasury Securities	21.52%	AA	8.48%	1 year to 3 years	22.73%
U.S. Agency Mortgage-Backed	20.33%	A	14.98%	3 years to 5 years	31.59%
Non-Agency Mortgage-Backed	15.12%	BBB	9.41%	5 years to 10 years	29.43%
Asset-Backed Securities	7.09%	BB or below	7.27%	10 years to 20 years	3.68%
Commercial Mortgage-Backed	5.29%			20 years +	0.79%
Money Market RIC	2.01%
Foreign Government Obligations	1.97%
U.S. Agency Securities	1.56%
Municipal Bonds	1.48%
U.S. Agency Discount Notes	1.05%
Bank Loans	0.15%
Other *	(0.97)%
Total	100.00%	Total	100.00%	Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	26.69%	AAA	59.28%	0 to 1 years	4.34%
U.S. Treasury Securities	21.46%	AA	6.35%	1 year to 3 years	14.22%
Corporate Bonds	18.89%	A	10.43%	3 years to 5 years	36.44%
Non-Agency Mortgage-Backed	16.79%	BBB	7.15%	5 years to 10 years	31.74%
Commercial Mortgage-Backed	5.65%	BB or below	16.79%	10 years to 20 years	7.29%
Asset-Backed Securities	4.60%			20 years +	5.97%
Money Market RIC	2.30%
Foreign Government Obligations	1.95%
Municipal Bonds	1.92%
U.S. Agency Securities	1.42%
Commercial Paper	1.19%
Bank Loans	0.90%
Repurchase Agreements	0.03%
U.S. Treasury Bills	0.02%
Other *	(3.81)%
Total	100.00%	Total	100.00%	Total	100.00%

Semi-Annual Report September 2012  /  10

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	78.57%	AAA	1.00%	0 to 1 years	6.69%
Bank Loans	10.23%	AA	6.48%	1 year to 3 years	7.83%
Repurchase Agreements	2.83%	A	1.72%	3 years to 5 years	18.42%
Money Market RIC	1.99%	BBB	3.58%	5 years to 10 years	57.09%
Commercial Paper	1.85%	BB	17.47%	10 years to 20 years	7.90%
Non-Agency Mortgage-Backed	1.67%	B	48.33%	20 years +	2.07%
U.S. Agency Securities	1.67%	CCC	17.68%
Preferred Stock	1.17%	CC or below	3.74%
Asset-Backed Securities	0.27%
U.S. Treasury Bills	0.08%
Municipal Bonds	0.06%
Other *	(0.39)%
Total	100.00%	Total	100.00%	Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	28.92%	AAA	41.29%	0 to 1 years	24.11%
Non-Agency Mortgage-Backed	23.27%	AA	4.22%	1 year to 3 years	19.97%
U.S. Agency Discount Notes	13.60%	A	11.44%	3 years to 5 years	16.94%
U.S. Agency Mortgage-Backed	10.13%	BBB	15.27%	5 years to 10 years	31.48%
Commercial Mortgage-Backed	9.15%	BB or below	27.78%	10 years to 20 years	3.85%
Asset-Backed Securities	4.28%			20 years +	3.65%
U.S. Treasury Securities	3.37%
Foreign Government Obligations	2.64%
Money Market RIC	1.97%
U.S. Agency Securities	1.74%
U.S. Treasury Bills	1.24%
Municipal Bonds	1.13%
Bank Loans	0.79%
Commercial Paper	0.44%
Other *	(2.67)%
Total	100.00%	Total	100.00%	Total	100.00%

11  /  Semi-Annual Report September 2012

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Non-Agency Mortgage-Backed	35.88%	AAA	33.19%	0 to 1 years	20.52%
Corporate Bonds	17.16%	AA	7.70%	1 year to 3 years	10.24%
Repurchase Agreements	13.12%	A	12.83%	3 years to 5 years	30.80%
Asset-Backed Securities	12.50%	BBB	11.41%	5 years to 10 years	25.18%
U.S. Agency Mortgage-Backed	10.65%	BB or below	34.87%	10 years to 20 years	11.40%
Bank Loans	2.75%			20 years +	1.86%
Commercial Mortgage-Backed	2.20%
Money Market RIC	1.99%
Commercial Paper	1.87%
U.S. Agency Discount Notes	1.59%
Preferred Stock	1.17%
Other *	(0.88)%
Total	100.00%	Total	100.00%	Total	100.00%

ALPHATRAK 500 FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	20.65%	AAA	73.82%	0 to 1 years	54.95%
Corporate Bonds	18.09%	AA	7.75%	1 year to 3 years	20.08%
U.S. Agency Discount Notes	16.51%	A	7.90%	3 years to 5 years	11.16%
U.S. Treasury Bills	11.52%	BBB	8.05%	5 years to 10 years	8.40%
Commercial Mortgage-Backed	7.14%	BB or below	2.48%	10 years to 20 years	5.41%
Non-Agency Mortgage-Backed	6.99%			20 years +	0.00%
U.S. Treasury Securities	4.86%
Asset-Backed Securities	4.80%
U.S. Agency Securities	4.09%
Money Market RIC	1.99%
Municipal Bonds	1.24%
Other *	2.12%
Total	100.00%	Total	100.00%	Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, Fund share transactions, interest and dividends receivable and accrued expenses payable.

The Sector Diversification is presented as a percentage of net assets. The Distribution by Quality Rating and Distribution by Maturity are presented as a percentage of market value. Credit rating distributions for each Fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality-rated securities.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended June 30, 2012. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report September 2012  /  12

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.12%
ASSET-BACKED SECURITIES — 1.37%**
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.46%	07/25/37	[2,3]	$1,101,934	$784,687
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.47%	11/17/20	[2,3,4]	316,667	307,122
Harley-Davidson Motorcycle Trust, Series 2009-4, Class A4
2.40%	07/15/14		16,748	16,763
Nissan Auto Lease Trust, Series 2011-B, Class A2
0.40%	02/17/14	[2]	156,152	156,679
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.39%	11/26/21	[2,3]	166,667	162,116
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.36%	02/26/19	[2,3]	90,625	89,347

Total Asset-Backed Securities (Cost $1,813,926)				1,516,714

BANK LOANS — 0.58%*
Health Care — 0.58%
HCA, Inc., Term Loan EXT B3
3.47%	05/01/18	[2,5]	640,641	642,643

Total Bank Loans
(Cost $637,820)

CORPORATES — 12.87%*
Automotive — 0.45%
Daimler Finance North America LLC
1.60%	09/13/13	[2,3]	500,000	499,877

Banking — 4.95%
Abbey National Treasury Services PLC/London (United Kingdom)
2.03%	04/25/14	[2,4]	550,000	544,689
Bank of America Corp. (MTN)
1.87%	01/30/14	[2]	550,000	554,186
Bank of America N.A. (BKNT)
0.69%	06/15/17	[2]	750,000	690,462
Commonwealth Bank of Australia (Australia)
1.12%	03/17/14	[2,3,4]	600,000	601,200
HSBC Bank PLC (United Kingdom)
1.26%	01/17/14	[2,3,4]	550,000	549,865
JPMorgan Chase Bank N.A.
0.73%	06/13/16	[2]	550,000	530,741
Lloyds TSB Bank PLC (United Kingdom)
2.80%	01/24/14	[2,4]	500,000	509,289

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
National Australia Bank Ltd., Series REGS (Australia)
1.18%	04/11/14	[2,4]	$550,000	$551,364
Royal Bank of Scotland PLC, Series 1 (United Kingdom)
2.85%	08/23/13	[2,4]	500,000	506,023
UBS AG/Stamford CT (BKNT) (Switzerland)
2.25%	08/12/13	[4]	425,000	430,607

				5,468,426

Consumer Discretionary — 0.50%
Anheuser-Busch InBev Worldwide, Inc., Series FRN
1.00%	01/27/14	[2]	550,000	554,262

Finance — 3.85%
Citigroup, Inc.
5.30%	10/17/12		1,075,000	1,077,067
General Electric Capital Corp. (MTN)
0.52%	06/20/14	[2]	250,000	248,327
General Electric Capital Corp., Series A (MTN)
0.65%	09/15/14	[2]	300,000	298,333
Goldman Sachs Group, Inc.
1.44%	02/07/14	[2]	430,000	429,924
5.45%	11/01/12		500,000	502,014
Goldman Sachs Group, Inc., Series B (MTN)
0.85%	07/22/15	[2]	200,000	193,702
International Lease Finance Corp.
6.50%	09/01/14	[3]	350,000	376,250
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	318,000	342,627
Morgan Stanley (MTN)
0.90%	10/18/16	[2]	260,000	243,894
WT Finance Aust Pty Ltd./Westfield Capital/WEA Finance LLC (Australia)
5.12%	11/15/14	[3,4]	500,000	540,177

				4,252,315

Food — 0.46%
Kraft Foods Group, Inc.
1.62%	06/04/15	[3]	500,000	508,374

Industrials — 0.37%
BAA Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	400,000	407,824

Insurance — 0.51%
Metropolitan Life Global Funding I
1.70%	06/29/15	[3]	550,000	561,379

See accompanying notes to Schedule of Portfolio Investments.

13  /  Semi-Annual Report September 2012

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) — 1.48%
Duke Realty LP
5.40%	08/15/14		$220,000	$234,840
HCP, Inc.
2.70%	02/01/14		600,000	612,797
Kimco Realty Corp.
6.00%	11/30/12		275,000	276,991
Post Apartment Homes LP
6.30%	06/01/13		500,000	515,172

				1,639,800

Transportation — 0.30%
JetBlue Airways Pass-Through Trust,
Series 2004, Class G1
0.81%	08/15/16	[2]	353,439	329,582

Total Corporates
(Cost $13,954,476)				14,221,839

MORTGAGE-BACKED — 68.44%**
Commercial Mortgage-Backed — 7.90%
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2003-1, Class A2
4.65%	09/11/36		246,736	247,883
Bank of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.36%	09/10/47	[2]	535,000	601,611
Bear Stearns Commercial Mortgage
Securities, Series 2003-T10, Class A2
4.74%	03/13/40		385,501	389,170
Commercial Mortgage Asset Trust, Series
1999-C1, Class A4
6.98%	01/17/32	[2]	282,303	287,602
Credit Suisse First Boston Mortgage
Securities Corp., Series 2002-CKN2,
Class A3
6.13%	04/15/37		14,635	14,896
GE Capital Commercial Mortgage Corp.,
Series 2003-C2, Class A4
5.14%	07/10/37		518,457	529,383
Greenwich Capital Commercial Funding
Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	520,000	549,534
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-C1, Class A3
4.72%	01/15/38		555,000	575,970
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-C3, Class A5
4.88%	01/15/42		555,000	596,100
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2004-CB8,
Class A1A
4.16%	01/12/39	[3]	530,762	544,894

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB14,
Class ASB
5.51%	12/12/44		$477,583	$509,557
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-CB15,
Class ASB
5.79%	06/12/43	[2]	435,383	466,335
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP9,
Class A3S
5.24%	05/15/47	[3]	270,000	279,151
LB-UBS Commercial Mortgage Trust, Series
2003-C8, Class A4
5.12%	11/15/32	[2]	500,000	517,801
Morgan Stanley Capital I, Series 2005-T19,
Class A4A
4.89%	06/12/47		545,000	602,279
RBSCF Trust, Series 2010-MB1, Class A1
2.37%	04/15/24	[3]	485,012	495,779
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4, Class A3
5.58%	08/15/39	[2]	520,000	555,820
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C6, Class A4
5.12%	08/15/35	[2]	505,022	518,379
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C15, Class A4
4.80%	10/15/41		415,000	446,970

				8,729,114

Non-Agency Mortgage-Backed — 17.26%
Aames Mortgage Trust, Series 2002-1,
Class A3 (STEP)
6.74%	06/25/32		34,578	32,074
Adjustable Rate Mortgage Trust, Series
2005-1, Class 1A1
3.17%	05/25/35	[2]	966,094	794,634
Ameriquest Mortgage Securities, Inc., Series
2005-R11, Class A2C
0.45%	01/25/36	[2]	145,820	145,427
Banc of America Funding Corp., Series
2003-2, Class 1A1
6.50%	06/25/32		16,414	17,276
Banc of America Funding Corp., Series
2006-G, Class 2A3
0.39%	07/20/36	[2]	348,001	344,029
Banc of America Funding Corp., Series
2007-8, Class 2A1
7.00%	10/25/37		616,524	369,363
Banc of America Mortgage Securities, Inc.,
Series 2003-A, Class 2A2
3.20%	02/25/33	[2]	4,508	4,458

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  14

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Centex Home Equity, Series 2005-D,
Class M1
0.65%	10/25/35	[2]	$575,000	$541,543
Citigroup Mortgage Loan Trust, Inc., Series
2004-HYB1, Class A41
3.17%	02/25/34	[2]	175,242	171,357
Citigroup Mortgage Loan Trust, Inc., Series
2007-WFH2, Class A3
0.40%	03/25/37	[2]	2,500,000	2,171,080
Citigroup Mortgage Loan Trust, Inc., Series
2007-WFH4, Class A2C
1.52%	07/25/37	[2]	1,765,000	975,852
Conseco Financial Corp., Series 1994-1,
Class A5
7.65%	04/15/19		2,514	2,662
Conseco Financial Corp., Series 1995-8,
Class M1
7.30%	12/15/26		326,749	335,843
Conseco Financial Corp., Series 1996-8,
Class A6
7.60%	10/15/27	[2]	4,335	4,425
Countrywide Alternative Loan Trust, Series
2004-J6, Class 2A1
6.50%	11/25/31		211,443	223,062
Countrywide Alternative Loan Trust, Series
2005-16, Class A5
0.50%	06/25/35	[2]	651,469	230,505
Credit Suisse First Boston Mortgage
Securities Corp., Series 2001-MH29,
Class A (STEP)
5.60%	09/25/31		49,199	50,038
Credit Suisse First Boston Mortgage
Securities Corp., Series 2002-AR31,
Class 4A2
2.82%	11/25/32	[2]	200,000	160,685
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB4,
Class A2A (STEP)
5.32%	04/25/37		162,232	160,186
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	420,000	420,755
Deutsche Financial Capital Securitization
LLC, Series 1997-I, Class A3
6.75%	09/15/27		43,270	43,649
Downey Savings & Loan Association
Mortgage Loan Trust, Series 2004-AR3,
Class 2A2A
0.59%	07/19/44	[2]	455,421	417,103
Fremont Home Loan Trust, Series 2005-C,
Class M1
0.70%	07/25/35	[2]	440,866	419,085
GE Mortgage Services LLC, Series
1998-HE1, Class A7
6.46%	06/25/28		162	160

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GMAC Mortgage Corp. Loan Trust, Series
2003-GH1, Class A5 (STEP)
5.60%	07/25/34		$36,550	$34,740
Green Tree Home Improvement Loan Trust,
Series 1995-C, Class B2
7.60%	07/15/20		551	551
Green Tree Home Improvement Loan Trust,
Series 1995-F, Class B2
7.10%	01/15/21		10,513	10,308
GSAA Trust, Series 2006-2, Class 2A3
0.49%	12/25/35		500,000	478,750
Home Equity Loan Trust, Series 2007-3,
Class APT
1.42%	11/20/36	[2]	419,211	412,649
Indymac Index Mortgage Loan Trust, Series
2004-AR12, Class A1
1.00%	12/25/34	[2]	843,610	595,081
Indymac Index Mortgage Loan Trust, Series
2004-AR6, Class 6A1
3.06%	10/25/34	[2]	874,969	865,162
Indymac Index Mortgage Loan Trust, Series
2006-AR2, Class 1A1A
0.44%	04/25/46	[2]	1,202,779	741,081
Indymac Index Mortgage Loan Trust, Series
2007-FLX1, Class A1
0.32%	02/25/37	[2]	111,748	111,337
Indymac Manufactured Housing Contract,
Series 1998-2, Class A4
6.64%	08/25/29	[2]	109,838	109,996
Irwin Home Equity Corp., Series 2003-A,
Class M2
2.87%	10/25/27	[2]	143,532	133,488
JPMorgan Mortgage Trust, Series 2005-A2,
Class 9A1
2.74%	04/25/35	[2]	563,958	543,323
Long Beach Mortgage Loan Trust, Series
2005-2, Class M2
0.68%	04/25/35	[2]	158,244	157,913
MASTR Adjustable Rate Mortgages Trust,
Series 2004-1, Class 2A1
3.12%	01/25/34	[2]	35,856	32,049
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
3.33%	10/25/34	[2]	832,948	732,279
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
3.06%	06/25/34	[2]	38,860	36,650
MASTR Seasoned Securities Trust, Series
2004-1, Class 4A1
2.78%	10/25/32	[2]	109,610	104,907
MASTR Seasoned Securities Trust, Series
2004-2, Class A2
6.50%	08/25/32		332,343	353,763

See accompanying notes to Schedule of Portfolio Investments.

15  /  Semi-Annual Report September 2012

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A
2.67%	12/25/32	[2]	$432,635	$432,412
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35		37,145	37,103
Morgan Stanley ABS Capital I, Series 2004-NC2, Class M2
2.02%	12/25/33	[2]	615,752	450,359
Oakwood Mortgage Investors, Inc., Series 1998-A, Class A4
6.20%	05/15/28		665	671
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A3
6.20%	01/15/15		2,124	2,162
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		106,316	108,339
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11
7.12%	03/25/16		24,592	25,276
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31		96,133	96,027
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31		172,697	178,709
Residential Asset Mortgage Products, Inc., Series 2005-EFC2, Class M1
0.66%	07/25/35	[2]	30,868	30,774
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
2.73%	12/25/34	[2]	439,305	445,185
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		68,134	64,499
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		6,138	6,086
Saxon Asset Securities Trust, Series 2002-1, Class M2
2.02%	11/25/31	[2]	124,567	92,339
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.36%	12/25/36	[2]	882,935	849,393
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.56%	10/25/31	[2]	39,327	39,544
Structured Asset Securities Corp., Series 2007-EQ1, Class A4
0.47%	03/25/37	[2]	3,000,000	1,555,521
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX
0.34%	08/25/34	[3,6]	6,590,265	47,244

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.74%	04/15/30	[2]	$1,243	$581
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.55%	06/25/42	[2]	97,636	91,608
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.44%	06/25/33	[2]	361,073	372,467
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.72%	06/25/35	[2]	511,757	357,134
Washington Mutual MSC Mortgage Pass-Through CTFS, Series 2003-MS9, Class 1A
7.00%	04/25/33		20,604	21,328
Wells Fargo Home Equity Trust, Series 2005-3, Class AII3
0.56%	11/25/35	[2]	224,680	224,333
Wells Fargo Home Equity Trust, Series 2006-1, Class A3
0.37%	05/25/36	[2]	47,491	46,967

				19,065,339

U.S. Agency Mortgage-Backed — 43.28%
Fannie Mae Pool 111643
3.10%	09/01/20	[2]	18,818	19,371
Fannie Mae Pool 190656
6.50%	02/01/14		29,808	33,522
Fannie Mae Pool 254548
5.50%	12/01/32		793,623	880,842
Fannie Mae Pool 523829
8.00%	11/01/19		124,257	142,687
Fannie Mae Pool 555098
2.59%	11/01/32	[2]	76,658	82,185
Fannie Mae Pool 555177
2.26%	01/01/33	[2]	87,307	92,577
Fannie Mae Pool 555424
5.50%	05/01/33		525,723	583,500
Fannie Mae Pool 567002
8.00%	05/01/23		78,119	93,528
Fannie Mae Pool 646884
2.16%	05/01/32	[2]	6,538	6,626
Fannie Mae Pool 647903
2.04%	04/01/27	[2]	51,726	55,047
Fannie Mae Pool 648860
6.50%	05/01/17		298,417	324,001
Fannie Mae Pool 655127
7.00%	07/01/32		36,438	41,046

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  16

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 655133
7.00%	08/01/32		$37,221	$41,689
Fannie Mae Pool 655151
7.00%	08/01/32		24,949	27,891
Fannie Mae Pool 745506
5.66%	02/01/16		476,064	538,184
Fannie Mae Pool 754001
2.88%	12/01/33	[2]	392,017	402,298
Fannie Mae Pool 762525
6.50%	11/01/33		84,595	93,795
Fannie Mae Pool 770900
2.69%	04/01/34	[2]	409,781	441,333
Fannie Mae Pool 805268
1.68%	01/01/35	[2]	202,749	207,974
Fannie Mae Pool 893489
6.24%	09/01/36	[2]	245,743	264,097
Fannie Mae Pool AD0538
6.00%	05/01/24		487,283	545,626
Fannie Mae Pool AD0546
4.37%	11/01/37	[2]	183,493	196,960
Fannie Mae Pool AE0443
6.50%	10/01/39		914,267	1,041,953
Fannie Mae Pool AL0851
6.00%	10/01/40		840,326	929,821
Fannie Mae REMICS, Series 2003-64, Class KS
9.35%	07/25/18	[2]	360,094	405,646
Fannie Mae REMICS, Series 2003-90, Class SL
16.13%	03/25/31	[2]	312,708	342,707
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		828,533	885,707
Fannie Mae, Series 1988-12, Class A
3.75%	02/25/18	[2]	58,863	60,172
Fannie Mae, Series 1993-80, Class S
10.61%	05/25/23	[2]	5,291	6,089
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[2]	4,360	4,217
Fannie Mae, Series 2001-60, Class OF
1.17%	10/25/31	[2]	538,294	551,148
Fannie Mae, Series 2002-30, Class FB
1.22%	08/25/31	[2]	744,197	757,351
Fannie Mae, Series 2002-82, Class FP
0.72%	02/25/32	[2]	108,841	108,946
Fannie Mae, Series 2003-117, Class XF
0.57%	08/25/33	[2]	694,934	697,194
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	68,387	79,842

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2003-134, Class FC
0.82%	12/25/32	[2]	$997,009	$1,007,027
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		19,056	535
Fannie Mae, Series 2004-33, Class FM
1.03%	03/25/31	[2]	167,602	170,774
Fannie Mae, Series 2004-60, Class FW
0.67%	04/25/34	[2]	721,382	726,234
Fannie Mae, Series 2004-79, Class F
0.52%	08/25/32	[2]	758,679	760,287
Fannie Mae, Series 2004-96, Class MT
7.00%	12/25/34	[2]	75,661	74,065
Fannie Mae, Series 2007-68, Class SC (IO)
6.48%	07/25/37	[2]	1,122,571	183,136
Fannie Mae, Series 2008-47, Class PF
0.72%	06/25/38	[2]	453,508	456,950
Fannie Mae, Series 2009-33, Class FB
1.04%	03/25/37	[2]	797,073	811,548
Fannie Mae, Series 2010-109, Class PF
0.62%	10/25/40	[2]	551,467	553,165
Fannie Mae, Series 2010-112, Class PI (IO)
6.00%	10/25/40		1,748,122	245,160
Fannie Mae, Series 2010-26, Class S (IO)
6.01%	11/25/36	[2]	2,678,981	429,253
Fannie Mae, Series 2011-71, Class FB
0.72%	05/25/37	[2]	837,120	843,032
Freddie Mac Gold Pool C90237
6.50%	11/01/18		72,045	80,556
Freddie Mac Gold Pool C90474
7.00%	08/01/21		106,557	123,533
Freddie Mac Gold Pool D93410
6.50%	04/01/19		60,648	67,812
Freddie Mac Gold Pool G13107
5.50%	07/01/20		613,230	661,790
Freddie Mac Gold Pool P20295
7.00%	10/01/29		57,301	62,268
Freddie Mac Non Gold Pool 1 G2627
2.57%	03/01/37	[2]	290,506	310,809
Freddie Mac Non Gold Pool 1 J1509
2.34%	11/01/36	[2]	287,819	305,037
Freddie Mac Non Gold Pool 1 J1534
3.30%	03/01/37	[2]	533,233	572,991
Freddie Mac Non Gold Pool 775554
2.90%	10/01/18	[2]	4,293	4,326
Freddie Mac Non Gold Pool 782824
2.11%	11/01/34	[2]	470,523	490,692
Freddie Mac Non Gold Pool 865369
3.04%	06/01/22	[2]	2,755	2,792

See accompanying notes to Schedule of Portfolio Investments.

17  /  Semi-Annual Report September 2012

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 2733, Class FB
0.82%	10/15/33	[2]	$1,060,000	$1,068,667
Freddie Mac REMICS, Series 3001, Class HS
16.20%	02/15/35	[2]	193,923	235,892
Freddie Mac REMICS, Series 3085, Class FW
0.92%	08/15/35	[2]	1,009,132	1,019,988
Freddie Mac REMICS, Series 3828, Class TF
0.62%	04/15/29	[2]	1,309,290	1,314,985
Freddie Mac REMICS, Series 3997, Class LF
0.62%	11/15/40	[2]	589,295	589,489
Freddie Mac Strips, Series 263, Class F5
0.72%	06/15/42	[2]	1,037,045	1,045,045
Freddie Mac, Series 1526, Class L
6.50%	06/15/23		15,174	15,658
Freddie Mac, Series 2043, Class CJ
6.50%	04/15/28		31,114	35,791
Freddie Mac, Series 2368, Class AF
1.17%	10/15/31	[2]	461,080	472,403
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		19,772	2,145
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		68,923	3,489
Freddie Mac, Series 2817, Class FA
0.72%	06/15/32	[2]	252,947	253,203
Freddie Mac, Series 2945, Class LD
4.00%	02/15/35		262,185	273,228
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		21,211	23,147
Freddie Mac, Series 3300, Class FA
0.52%	08/15/35	[2]	727,921	729,010
Freddie Mac, Series 3325, Class NF
0.52%	08/15/35	[2]	731,700	732,795
Freddie Mac, Series 3345, Class FP
0.42%	11/15/36	[2]	185,264	185,511
Freddie Mac, Series 3345, Class PF
0.40%	05/15/36	[2]	202,278	202,134
Freddie Mac, Series 3346, Class FA
0.45%	02/15/19	[2]	516,952	517,729
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		610,572	639,036
Freddie Mac, Series 3895, Class BF
0.72%	07/15/41	[2]	832,858	838,813
Freddie Mac, Series 3946, Class FG
0.57%	10/15/39	[2]	1,402,963	1,407,457
Ginnie Mae II Pool 80546
1.62%	10/20/31	[2]	31,640	32,948

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80610
1.75%	06/20/32	[2]	$381,409	$397,403
Ginnie Mae II Pool 80614
1.62%	07/20/32	[2]	50,176	51,962
Ginnie Mae II Pool 80687
1.75%	04/20/33	[2]	235,363	245,232
Ginnie Mae II Pool 8339
1.62%	12/20/23	[2]	55,521	57,816
Ginnie Mae II Pool 8684
1.62%	08/20/25	[2]	79,730	82,568
Ginnie Mae II Pool MA0331
2.50%	08/20/42	[2]	1,026,646	1,087,804
Ginnie Mae, Series 2002-72, Class FB
0.62%	10/20/32	[2]	709,277	714,553
Ginnie Mae, Series 2002-72, Class FC
0.62%	10/20/32	[2]	676,470	681,502
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		26,373	380
Ginnie Mae, Series 2003-39, Class GF
0.57%	05/20/32	[2]	1,005,154	1,007,471
Ginnie Mae, Series 2004-2, Class FW
1.63%	01/16/34	[2]	332,692	358,067
Ginnie Mae, Series 2009-66, Class UF
1.22%	08/16/39	[2]	930,705	952,519
Ginnie Mae, Series 2009-92, Class FC
1.02%	10/16/39	[2]	1,047,309	1,059,568
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	13,257,136	212,651
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.68%	10/07/20	[2]	1,519,449	1,526,287
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.60%	11/06/17	[2]	1,556,442	1,563,252
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.79%	12/08/20	[2]	1,127,043	1,134,515
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.76%	03/09/21	[2]	1,367,720	1,375,974
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.63%	03/11/20	[2]	913,661	919,175
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.61%	03/06/20	[2]	766,237	767,486
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.61%	04/06/20	[2]	1,446,233	1,449,453

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  18

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.61%	05/07/20	[2]	$614,259	$615,603

				47,829,148

Total Mortgage-Backed (Cost $77,081,682)				75,623,601

MUNICIPAL BONDS — 0.66%*
Illinois — 0.66%
State of Illinois, Taxable Bonds
4.03%	03/01/14		300,000	311,394
4.07%	01/01/14		400,000	414,136

Total Municipal Bonds (Cost $699,501)				725,530

U.S. AGENCY SECURITIES — 3.65%
U.S. Agency Securities — 3.65%
Fannie Mae
0.36%	06/23/14	[2]	1,200,000	1,202,425
0.63%	02/22/16		1,080,000	1,080,840
1.00%	11/07/14		1,200,000	1,201,172
Federal Home Loan Bank
0.55%	10/05/15		550,000	550,135

Total U.S. Agency Securities (Cost $4,028,949)				4,034,572

U.S. TREASURY SECURITIES — 5.55%
U.S. Treasury Notes — 5.55%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.63%	04/15/13	[7]	3,972,000	4,349,296
1.25%	04/15/14	[7]	480,000	540,602
2.00%	01/15/14	[7]	960,000	1,243,576

Total U.S. Treasury Securities (Cost $6,147,773)				6,133,474

Total Bonds – 93.12% (Cost $104,364,127)				102,898,373

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 4.96%
Money Market Fund — 1.99%
BlackRock Liquidity Funds TempFund Portfolio
0.14%[8]		$1,100,000	$1,100,000
DWS Money Market Series Institutional Funds
0.15%[8]		1,101,000	1,101,000

			2,201,000

U.S. Agency Discount Notes — 1.25%
Federal Home Loan Bank
0.11%[9]	10/05/12	1,380,000	1,379,984
U.S. Treasury Bills — 1.72%
U.S. Treasury Bills
0.09%[9]	01/17/13	1,900,000	1,899,588

Total Short-Term Investments (Cost $5,480,448)			5,480,572

Total Investments – 98.08% (Cost $109,844,575)[1]			108,378,945

Cash and Other Assets, Less
Liabilities – 1.92%			2,123,879

Net Assets – 100.00%			$110,502,824

Notes:

[1]	Cost for federal income tax purposes is $109,862,412 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$3,540,456
Gross unrealized depreciation	(5,023,923)

Net unrealized depreciation	$(1,483,467)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2012.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2012, was $7,518,668, representing 6.80% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
02/04/09	HCA, Inc., Term Loan EXT B3, 3.47%, 05/01/18	$637,820	$642,643	0.58%

See accompanying notes to Schedule of Portfolio Investments.

19  /  Semi-Annual Report September 2012

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $47,244, which is 0.04% of total net assets.

[7]	Inflation protected security. Principal amount reflects original security face amount.

[8]	Represents the current yield as of September 30, 2012.

[9]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  20

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 95.12%
ASSET-BACKED SECURITIES — 7.30%**
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.49%	06/14/37	[2,3]	$5,522,726	$4,970,453
Arizona Educational Loan Marketing Corp., Series 2004-A, Class A2
0.64%	12/01/23	[2]	5,135,329	5,016,656
Avalon IV Capital Ltd., Series 1A, Class SUB (Cayman Islands)
0.00%	04/17/23	[3,4]	1,625,000	1,718,438
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
4.39%	04/17/23	[2,3,4]	1,675,000	1,670,087
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15	†	1,000,000	872,495
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16	†	1,000,000	836,995
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.54%	11/14/33	[2,3,4]	4,938,693	4,074,422
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.52%	04/25/35	[2,3]	811,434	679,020
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.53%	08/25/35	[2,3]	3,530,187	2,514,840
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.44%	03/25/37	[2,3]	116,418	88,690
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.46%	07/25/37	[2,3]	550,967	392,344
Brazos Higher Education Authority, Inc., Series 2003 I, Class A3
0.48%	09/26/22	[2]	4,550,000	4,493,282
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.63%	02/25/35	[2]	3,035,000	2,992,011
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.45%	10/27/36	[2]	5,040,000	4,855,896
Castle Trust, Series 2003-1AW, Class A1
0.97%	05/15/27	[2,3]	1,667,834	1,551,086
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	4,000,000	4,052,000
GE Business Loan Trust, Series 2004-2A, Class A
0.44%	12/15/32	[2,3]	6,145,282	5,724,091
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.52%	04/17/19	[2,3,4]	1,052,917	1,035,535

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.47%	11/17/20	[2,3,4]	$4,284,500	$4,155,362
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.46%	12/19/32	[2,3,4]	5,280,679	4,608,976
Goal Capital Funding Trust, Series 2006-1, Class B
0.88%	08/25/42	[2]	5,149,209	4,377,106
GSC Partners Gemini Fund Ltd., Series 1A, Class A (Cayman Islands)
1.11%	10/10/14	[2,3,4]	223,925	223,254
Highland Loan Funding Ltd., Series 1A, Class A2A (Cayman Islands)
1.12%	08/01/14	[2,3,4]	1,750,000	1,682,515
Nelnet Student Loan Trust, Series 2007-1, Class A1
0.44%	11/27/18	[2]	1,347,927	1,343,265
North Carolina State Education Authority, Series 2011-1, Class A3
1.37%	10/25/41	[2]	5,500,000	5,364,865
Northstar Education Finance, Inc.
0.55%	04/28/30	[2]	5,605,000	5,204,192
Sound Point CLO Ltd., Series 2012-1A, Class C
3.71%	10/20/23	[3]	1,750,000	1,669,500
South Carolina Student Loan Corp., Series A2
0.54%	12/01/20	[2]	4,905,000	4,821,526
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2
1.74%	07/01/42	[2,3]	4,500,000	3,465,000
Symphony CLO Ltd., Series 2012-9A, Class C (Cayman Islands)
3.70%	04/16/22	[2,3,4]	1,800,000	1,757,961
TAL Advantage LLC, Series 2006-1, Class NOTE
0.41%	04/20/21	[2,3]	2,105,208	2,062,275
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	2,873,625	2,903,346
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[3]	1,250,000	1,337,396
TAL Advantage LLC, Series 2012-1A, Class A
3.86%	05/20/27	[3]	1,450,000	1,513,990
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.47%	05/15/20	2,3,4,†	1,293,333	1,275,554
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	4,287,500	4,513,031
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
8.00%	07/06/14	3,5,†	4,080,000	4,079,958

See accompanying notes to Schedule of Portfolio Investments.

21  /  Semi-Annual Report September 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.39%	11/26/21	[2,3]	$3,520,833	$3,424,690
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.36%	02/26/19	[2,3]	1,865,364	1,839,066
Triton Container Finance LLC, Series 2012-1A, Class A
4.21%	05/14/27	[3]	3,383,333	3,572,375
U-Haul S Fleet LLC, Series 2007-BT1, Class BT
5.56%	02/25/20	[3]	1,765,731	1,845,621
US Education Loan Trust IV LLC, Series 2006-1, Class A4
0.31%	03/01/41	3,6,†	7,500,000	6,224,991
Wind River CLO Ltd, Series 2004-1A, Class B1 (Cayman Islands)
1.48%	12/19/16	[2,3,4]	1,750,000	1,585,696

Total Asset-Backed Securities (Cost $120,515,542)				122,389,852

BANK LOANS — 1.15%*
Automotive — 0.30%
Chrysler Group LLC, Term Loan, 1st Lien
6.00%	05/24/17	[2,7]	4,949,875	5,056,777

Communications — 0.04%
Cengage Learning Acquisitions, Inc., Term Loan B
2.47%	07/03/14	[2,7]	712,500	679,448

Electric — 0.25%
Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien
4.76%	10/10/17	[2,7]	5,500,000	3,802,733
Texas Competitive Electric Holdings Co. LLC, Term Loan NONEXT, 1st Lien
3.76%	10/10/14	[2,7]	465,072	347,583

				4,150,316

Gaming — 0.20%
Caesars Entertainment Operating Co., Inc., Term Loan B6, 1st Lien
5.47%	01/28/18	[2,7]	3,600,000	3,281,144

Health Care — 0.36%
HCA, Inc., Term Loan EXT B3
3.47%	05/01/18	[2,7]	6,081,382	6,100,387

Total Bank Loans (Cost $18,660,619)				19,268,072

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 28.14%*
Automotive — 0.53%
Daimler Finance North America LLC
1.60%	09/13/13	[2,3]	$1,800,000	$1,799,556
1.88%	09/15/14	[3]	7,000,000	7,061,106

				8,860,662

Banking — 9.38%
Abbey National Treasury Services PLC/London (United Kingdom)
2.03%	04/25/14	[2,4]	9,405,000	9,314,183
Ally Financial, Inc.
2.62%	12/01/14	[2]	1,424,000	1,398,881
Bank of America Corp.
6.50%	08/01/16		7,400,000	8,565,544
7.38%	05/15/14		1,365,000	1,501,213
Bank of America Corp., Series L (MTN)
5.65%	05/01/18		300,000	343,355
Bank of America N.A. (BKNT)
0.69%	06/15/17	[2]	2,500,000	2,301,540
6.10%	06/15/17		5,000,000	5,684,600
Capital One Financial Corp.
7.38%	05/23/14		5,000,000	5,505,085
City National Corp./CA
5.12%	02/15/13		8,000,000	8,102,184
Commonwealth Bank of Australia (Australia)
2.12%	03/17/14	[3,4]	10,000,000	10,169,584
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[4]	11,000,000	11,295,680
Deutsche Bank AG/London, Series G (MTN) (Germany)
4.88%	05/20/13	[4]	7,640,000	7,846,563
HSBC Bank PLC (United Kingdom)
1.26%	01/17/14	[2,3,4]	10,000,000	9,997,544
JPMorgan Chase & Co.
3.45%	03/01/16		5,300,000	5,649,656
4.75%	05/01/13		30,000	30,765
JPMorgan Chase & Co., Series C (MTN)
0.00%	07/23/13	[2]	1,500,000	1,495,650
JPMorgan Chase Bank N.A.
0.73%	06/13/16	[2]	4,250,000	4,101,185
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		12,700,000	15,045,411
Lloyds TSB Bank PLC (United Kingdom)
4.88%	01/21/16	[4]	10,380,000	11,388,323
National Australia Bank Ltd., Series REGS (Australia)
1.18%	04/11/14	[2,4]	8,775,000	8,796,762
Royal Bank of Scotland PLC (United Kingdom)
2.55%	09/18/15	[4]	5,000,000	5,062,581

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  22

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Royal Bank of Scotland PLC, Series 2 (United Kingdom)
3.40%	08/23/13	[4]	$1,750,000	$1,783,829
UBS AG/Stamford CT (BKNT) (Switzerland)
2.25%	08/12/13	[4]	5,750,000	5,825,860
Wachovia Corp. (MTN)
5.50%	05/01/13		5,655,000	5,822,790
Westpac Banking Corp. (Australia)
1.19%	03/31/14	[2,3,4]	5,000,000	5,029,900
2.10%	08/02/13	[4]	5,000,000	5,069,100

				157,127,768

Communications — 0.60%
Frontier Communications Corp.
8.25%	05/01/14		71,000	77,390
iPCS, Inc.
2.57%	05/01/13	[2]	9,970,000	9,970,000

				10,047,390

Electric — 0.34%
Cedar Brakes I LLC
8.50%	02/15/14	[3]	894,529	926,779
Cedar Brakes II LLC
9.88%	09/01/13	[3]	1,421,330	1,459,681
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[3]	68,554	54,151
W3A Funding Corp.
8.09%	01/02/17		3,104,021	3,226,465

				5,667,076

Energy — 2.29%
Arch Coal, Inc. (WI)
8.75%	08/01/16		1,540,000	1,505,350
El Paso Pipeline Partners
4.10%	11/15/15		3,000,000	3,203,637
Florida Gas Transmission Co. LLC
4.00%	07/15/15	[3]	3,500,000	3,675,585
Panhandle Eastern Pipeline Co. LP
6.05%	08/15/13		2,375,000	2,468,195
Sabine Pass LNG LP
7.25%	11/30/13		13,823,000	14,790,610
Southern Union Co.
3.46%	11/01/66	[2]	3,000,000	2,407,500
Tennessee Gas Pipeline Co.
8.00%	02/01/16		8,673,000	10,364,105

				38,414,982

Finance — 7.62%
Cantor Fitzgerald LP
6.38%	06/26/15	[3]	3,675,000	3,722,176

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Chase Capital II, Series B
0.94%	02/01/27	[2]	$6,655,000	$5,128,432
CIT Group, Inc.
5.25%	04/01/14	[3]	4,295,000	4,474,853
Citigroup, Inc.
1.28%	02/15/13	[2]	1,000,000	1,001,087
5.30%	10/17/12		1,424,000	1,426,738
5.50%	04/11/13		11,034,000	11,305,447
5.50%	10/15/14		3,510,000	3,786,806
6.38%	08/12/14		10,500,000	11,436,195
General Electric Capital Corp.
1.88%	09/16/13		2,200,000	2,230,207
General Electric Capital Corp. (MTN)
0.52%	06/20/14	[2]	3,500,000	3,476,575
0.82%	05/05/26	[2]	6,300,000	5,347,850
General Electric Capital Corp., Series A (MTN)
0.65%	09/15/14	[2]	10,169,000	10,112,483
General Electric Capital Corp., Series E (MTN)
0.56%	03/20/14	[2]	5,500,000	5,415,696
Goldman Sachs Group, Inc.
0.82%	03/22/16	[2]	800,000	769,545
0.96%	01/12/15	[2]	1,900,000	1,865,137
1.44%	02/07/14	[2]	4,000,000	3,999,292
3.62%	02/07/16		1,000,000	1,054,833
5.12%	01/15/15		583,000	627,205
5.45%	11/01/12		1,750,000	1,757,048
6.15%	04/01/18		3,500,000	4,089,974
International Lease Finance Corp.
6.50%	09/01/14	[3]	9,700,000	10,427,500
JPMorgan Chase Capital XIII, Series M
1.41%	09/30/34	[2]	2,465,000	1,888,345
JPMorgan Chase Capital XXI, Series U
1.39%	02/02/37	[2]	3,250,000	2,290,093
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	30,000	34,239
8.95%	05/18/17	[2]	30,000	34,539
9.57%	06/06/17	[2]	5,184,000	6,123,859
Morgan Stanley
0.94%	10/15/15	[2]	2,830,000	2,698,501
3.80%	04/29/16		3,800,000	3,926,271
4.20%	11/20/14		750,000	780,003
6.00%	05/13/14		3,890,000	4,132,275
Morgan Stanley, Series G (MTN)
0.76%	01/09/14	[2]	1,405,000	1,386,623
Prudential Holdings LLC (AGM)
1.26%	12/18/17	[2,3]	10,665,000	10,253,457

See accompanying notes to Schedule of Portfolio Investments.

23  /  Semi-Annual Report September 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Woodbourne Capital Trust I
2.74%	04/08/49	[2,3,5]	$595,000	$232,050
Woodbourne Capital Trust IV
2.74%	04/08/49	[2,3,5]	1,000,000	390,000

				127,625,334

Food — 0.32%
Kraft Foods Group, Inc.
1.62%	06/04/15	[3]	5,325,000	5,414,186

Health Care — 0.55%
Boston Scientific Corp.
5.45%	06/15/14		1,653,000	1,770,983
UnitedHealth Group, Inc.
4.88%	02/15/13		7,348,000	7,464,334

				9,235,317

Industrials — 0.24%
BAA Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	3,925,000	4,001,776

Insurance — 1.59%
Berkshire Hathaway, Inc.
0.87%	02/11/13	[2]	5,475,000	5,487,636
1.14%	08/15/14	[2]	785,000	795,243
2.20%	08/15/16		1,010,000	1,061,736
Farmers Exchange Capital
7.20%	07/15/48	[3]	444,000	522,738
Farmers Insurance Exchange
6.00%	08/01/14	[3]	6,835,000	7,281,497
Metropolitan Life Global Funding I
5.12%	04/10/13	[3]	4,550,000	4,660,233
5.12%	06/10/14	[3]	3,230,000	3,465,441
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	3,550,000	3,334,799

				26,609,323

Real Estate Investment Trust (REIT) — 4.03%
AvalonBay Communities, Inc. (MTN)
6.12%	11/01/12		1,057,000	1,061,208
Duke Realty LP
6.25%	05/15/13		9,000,000	9,301,185
HCP, Inc.
6.00%	01/30/17		930,000	1,071,393
HCP, Inc. (MTN)
6.30%	09/15/16		7,600,000	8,714,547
HCP, Inc., Series E (MTN)
6.00%	06/15/14		4,985,000	5,335,922
Health Care REIT, Inc.
3.62%	03/15/16		3,000,000	3,170,443
4.70%	09/15/17		10,185,000	11,253,539

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Healthcare Realty Trust, Inc.
5.12%	04/01/14		$1,960,000	$2,056,874
6.50%	01/17/17		2,375,000	2,706,611
Kimco Realty Corp., Series C (MTN)
5.19%	10/01/13		6,000,000	6,214,894
Liberty Property LP
5.12%	03/02/15		5,305,000	5,697,040
WEA Finance LLC/WT Finance Aust Pty Ltd.
5.75%	09/02/15	[3]	3,500,000	3,887,209
7.50%	06/02/14	[3]	6,415,000	6,954,840

				67,425,705

Transportation — 0.65%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		150,831	163,604
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.88%	11/15/16	[2]	7,725,000	6,798,000
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		3,470,582	3,999,846

				10,961,450

Total Corporates (Cost $450,764,365)				471,390,969

MORTGAGE-BACKED — 51.90%**
Commercial Mortgage-Backed — 6.86%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class A4
5.12%	10/10/45	[2]	3,810,000	4,245,731
Bank of America Commercial Mortgage, Inc., Series 2005-6, Class A4
5.36%	09/10/47	[2]	6,150,000	6,915,717
Bayview Commercial Asset Trust, Series 2006-3A, Class A1
0.47%	10/25/36	[2,3]	4,124,272	2,489,458
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4
4.68%	08/13/39	[2]	6,415,578	6,598,534
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.30%	10/12/42	[2]	7,620,000	8,521,996
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.39%	07/15/44	[2]	1,000,000	1,114,777
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[3]	3,480,000	4,079,959
GE Business Loan Trust, Series 2003-2A, Class A
0.59%	11/15/31	[2,3]	2,432,551	2,264,581

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  24

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Business Loan Trust, Series 2005-2A, Class B
0.72%	11/15/33	[2,3]	$2,075,637	$1,673,755
GMAC Commercial Mortgage Securities, Inc., Series 2004-C1, Class A4
4.91%	03/10/38		410,000	428,290
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	9,050,000	9,564,013
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	8,850,000	9,855,842
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A5
4.88%	01/15/42		5,341,000	5,736,521
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A
4.16%	01/12/39	[3]	8,263,004	8,483,012
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	4,160,000	4,301,001
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	08/15/49		2,020,000	2,193,116
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		405,000	447,565
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.99%	08/12/41	[2]	7,265,000	8,623,668
Morgan Stanley Capital I, Series 2007-T27, Class A4
5.82%	06/11/42	[2]	265,000	315,086
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4
6.39%	07/15/33		122,729	122,706
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	4,255,604	3,851,322
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3
5.58%	08/15/39	[2]	10,500,000	11,223,298
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4
5.41%	10/15/44	[2]	5,255,853	5,865,255
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		5,350,000	5,964,239

				114,879,442

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 20.12%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.44%	02/25/37	[2]	$12,000,000	$5,929,404
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
3.17%	05/25/35	[2]	8,199,723	6,744,457
American Home Mortgage Assets, Series 2007-4, Class A2
0.41%	08/25/37	[2]	10,025,835	8,384,500
American Home Mortgage Investment Trust, Series 2004-2, Class 2A
2.48%	02/25/44	[2]	11,077,189	9,616,833
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		29,585	30,666
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.39%	07/20/36	[2]	5,550,759	5,487,408
Banc of America Funding Corp., Series 2007-5, Class 3A1
6.00%	07/25/37		7,514,023	5,661,071
Banc of America Funding Corp., Series 2007-8, Class 2A1
7.00%	10/25/37		7,398,294	4,432,353
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,4,5]	7,000	525
BCAP LLC Trust, Series 2010-RR9, Class 3A3
4.00%	05/26/37	[2,3]	1,098,294	1,106,288
BCAP LLC Trust, Series 2011-RR5, Class 2A3
3.04%	06/26/37	[2,3]	7,202,167	7,155,943
Bear Stearns Asset Backed Securities Trust, Series 2000-2, Class M2 (STEP)
8.28%	08/25/30		1,060,905	1,038,477
Bear Stearns Asset Backed Securities Trust, Series 2005-SD1, Class 1A3
0.62%	08/25/43	[2]	2,111,620	2,031,245
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	3,4,5,†	9,000	90
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.40%	05/25/36	[2,3]	2,516,828	1,920,881
CC Mortgage Funding Corp., Series 2005-AA, Class B2
0.84%	01/25/36	[2,3]	610,357	240,840
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 2M1
1.12%	02/25/32	[2]	704,894	507,534

See accompanying notes to Schedule of Portfolio Investments.

25  /  Semi-Annual Report September 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.87%	07/25/37	[2]	$7,860,664	$7,716,221
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.17%	02/25/34	[2]	373,362	365,085
Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1, Class A2B
0.38%	09/25/36	[2]	6,119,883	2,948,333
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A2
0.32%	01/25/37	[2]	22,860	22,801
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.40%	03/25/37	[2]	150,000	130,265
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
1.52%	07/25/37	[2]	90,000	49,760
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		7,188,809	7,627,672
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	190,676	192,050
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		148,345	157,072
Conseco Financial Corp., Series 1996-1, Class M1
7.00%	03/15/27	[2]	6,984,625	7,324,947
Conseco Financial Corp., Series 1997-2, Class A7
7.62%	06/15/28	[2]	3,640,330	3,927,716
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	2,048,731	2,271,012
Conseco Financial Corp., Series 1997-7, Class A9
7.37%	07/15/29	[2]	6,301,044	6,957,367
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	23,920	24,862
Countrywide Alternative Loan Trust, Series 2005-43, Class 4A1
5.28%	10/25/35	[2]	180,182	142,457
Countrywide Alternative Loan Trust, Series 2006-46, Class A4
6.00%	02/25/47		5,065,480	3,461,924
Countrywide Alternative Loan Trust, Series 2006-OA12, Class A2
0.43%	09/20/46	[2]	4,072,093	1,764,927
Countrywide Asset-Backed Certificates, Series 2007-4, Class A1A
0.36%	09/25/37	[2]	817,989	812,530

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
4.94%	08/25/34	[2]	$69,229	$70,558
Credit Suisse Mortgage Capital Certificates, Series 2007-2, Class 3A4
5.50%	03/25/37		4,767,955	4,487,175
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB7, Class AF3 (STEP)
4.80%	11/25/35		1,266,959	1,259,831
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
4.35%	01/25/36		2,472,688	1,473,688
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A4
0.45%	11/25/36	[2]	5,808,753	2,418,845
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
5.43%	02/25/37		20,580,000	14,488,361
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.28%	04/25/37	[2]	4,840,872	2,349,613
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	6,420,000	6,431,536
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
0.43%	03/19/45	[2]	3,015,664	2,370,597
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR1, Class 2A1A
1.09%	04/19/47	[2]	71,470	49,680
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF5, Class A3C
1.22%	08/25/34	[2]	1,852,058	1,831,619
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1
2.56%	09/25/34	[2]	30,730	30,338
GE Business Loan Trust, Series 2007-1A, Class A
0.39%	04/16/35	[2,3]	3,551,285	3,042,239
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.66%	06/25/30	[2]	749,534	497,331
Green Tree Home Improvement Loan Trust, Series 1997-E, Class HEB1
7.53%	01/15/29		1,044,290	1,031,581
GSAA Trust, Series 2006-9, Class A4A
0.46%	06/25/36	[2]	10,479,664	4,524,108

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  26

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Home Equity Loan Trust, Series 2005-3, Class M1
0.64%	01/20/35	[2]	$2,983,974	$2,814,192
Home Equity Loan Trust, Series 2006-3, Class A4
0.46%	03/20/36	[2]	8,680,000	7,902,732
Home Equity Loan Trust, Series 2007-1, Class AS
0.42%	03/20/36	[2]	7,385,323	7,100,878
Impac CMB Trust, Series 2005-5, Class A1
0.86%	08/25/35	[2]	4,476,667	3,218,561
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
1.00%	12/25/34	[2]	542,490	382,672
Indymac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.02%	11/25/34	[2]	1,826,127	1,375,027
Indymac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		1,240,504	1,206,729
JPMorgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 (STEP)
2.08%	10/25/35		2,300,674	2,065,307
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AF2 (STEP)
5.45%	10/25/36		2,257,204	2,252,221
JPMorgan Mortgage Acquisition Corp., Series 2007-CH2, Class AF2 (STEP)
5.29%	01/25/37		11,172,007	8,984,117
JPMorgan Mortgage Acquisition Corp., Series 2007-CH5, Class A2
0.27%	05/25/37	[2]	407,315	401,270
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV4
0.50%	03/25/47	[2]	50,000	23,885
JPMorgan Mortgage Trust, Series 2005-A3, Class 5A3
2.90%	06/25/35	[2]	114,200	98,976
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.91%	07/25/35	[2]	1,299,673	1,327,587
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		5,126,238	5,148,665
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		4,250,128	4,592,454
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC
0.55%	04/15/40	[2,5]	273,380,037	3,788,528
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1
0.97%	02/25/35	[2]	1,835,184	1,813,674

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
5.03%	01/25/34	[2]	$65,942	$66,397
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
3.12%	01/25/34	[2]	141,211	126,220
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.28%	04/25/34	[2]	565,873	572,891
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
3.06%	06/25/34	[2]	205,401	193,723
MASTR Adjustable Rate Mortgages Trust, Series 2004-9, Class 1A4
0.82%	11/25/34	[2]	2,584,476	2,594,297
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.78%	10/25/32	[2]	564,491	540,270
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.40%	06/25/37	[2]	19,057,200	8,949,690
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		2,034,873	2,098,819
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	8,377,669	8,905,805
Morgan Stanley ABS Capital I, Series 2004-NC2, Class M2
2.02%	12/25/33	[2]	150,859	110,338
Morgan Stanley ABS Capital I, Series 2004-NC7, Class M2
1.15%	07/25/34	[2]	13,000,000	11,842,220
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A
0.67%	07/25/34	[2]	1,711,642	1,533,975
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3
0.40%	06/25/37	[2]	7,807,200	4,582,228
Oakwood Mortgage Investors, Inc., Series 1997-B, Class M
7.78%	08/15/27		5,027,301	5,371,013
Origen Manufactured Housing, Series 2006-A, Class A1
0.37%	11/15/18	[2]	853,004	845,230
Park Place Securities, Inc., Series 2004-MHQ1, Class M1
0.92%	12/25/34	[2]	4,723,616	4,707,707
Park Place Securities, Inc., Series 2005-WCW1, Class A3D
0.56%	09/25/35	[2]	4,357,373	4,319,804
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
0.72%	03/25/35	[2]	9,099,287	8,511,360

See accompanying notes to Schedule of Portfolio Investments.

27  /  Semi-Annual Report September 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.53%	06/25/47	[2]	$70,000	$36,039
RAAC, Series 2006-SP2, Class A2
0.39%	02/25/36	[2]	2,178,891	2,153,887
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB1
3.27%	03/25/35	2,†	12,346,086	8,148,455
Residential Asset Mortgage Products, Inc., Series 2004-SL4, Class A3
6.50%	07/25/32		1,505,759	1,563,247
Residential Asset Mortgage Products, Inc., Series 2005-RS5, Class AI3
0.56%	05/25/35	[2]	1,135,268	1,115,015
Residential Asset Mortgage Products, Inc., Series 2005-RS8, Class A2
0.51%	10/25/33	[2]	2,975,884	2,935,397
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A5
6.50%	05/25/32		3,604,881	3,510,440
Residential Asset Securities Corp., Series 2005-KS12, Class A2
0.47%	01/25/36	[2]	3,806,295	3,732,542
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		4,546	4,508
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.49%	02/25/36	[2]	1,378,836	779,715
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.36%	12/25/36	[2]	10,042,861	9,661,340
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C
0.56%	03/25/36	[2]	2,820,082	2,793,731
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1
2.47%	12/27/35	[2]	12,433,572	8,107,845
Structured Asset Securities Corp., Series 2002-5A, Class 6A
2.37%	04/25/32	[2]	19,482	19,207
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.80%	09/25/33	[2]	3,603,686	3,577,354
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.77%	07/25/34	[2,3]	142,962	128,075
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.40%	01/25/33	[2]	350,792	354,510
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.51%	10/25/45	[2]	2,108,314	1,921,730

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
0.55%	01/25/45	[2]	$1,099,914	$978,021
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A1
0.92%	04/25/47	[2]	12,948,154	8,838,695
Wells Fargo Home Equity Trust, Series 2005-3, Class AII3
0.56%	11/25/35	[2]	3,672,282	3,666,619
Wells Fargo Home Equity Trust, Series 2007-2, Class A1
0.31%	04/25/37	[2]	258,340	252,550

				337,191,000

U.S. Agency Mortgage-Backed — 24.92%
Fannie Mae Interest Strip, Series 405, Class F10
0.92%	10/25/40	[2]	9,649,414	9,743,149
Fannie Mae Pool 555177
2.26%	01/01/33	[2]	54,713	58,015
Fannie Mae Pool 555284
7.50%	10/01/17		1,629	1,808
Fannie Mae Pool 567002
8.00%	05/01/23		81,839	97,982
Fannie Mae Pool 735861
6.50%	09/01/33		39,734	46,440
Fannie Mae Pool 745383
2.58%	12/01/35	[2]	2,024,410	2,164,192
Fannie Mae Pool 770900
2.69%	04/01/34	[2]	610,850	657,884
Fannie Mae Pool 805256
2.33%	01/01/35	[2]	771,663	816,422
Fannie Mae Pool 942553
5.93%	08/01/37	[2]	6,558,000	7,145,651
Fannie Mae Pool 995182
5.50%	06/01/20		10,338,037	11,304,921
Fannie Mae Pool 995793
5.50%	09/01/36		7,166,969	7,954,615
Fannie Mae Pool AD0538
6.00%	05/01/24		3,573,409	4,001,254
Fannie Mae Pool AE0083
6.00%	01/01/40		9,286,195	10,295,233
Fannie Mae Pool AL0851
6.00%	10/01/40		13,526,645	14,967,232
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		13,366,995	14,289,410
Fannie Mae, Series 1997-76, Class FS
0.70%	09/17/27	[2]	45,754	45,689

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  28

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2001-60, Class OF
1.17%	10/25/31	[2]	$3,697,410	$3,785,700
Fannie Mae, Series 2007-64, Class FA
0.69%	07/25/37	[2]	4,213,566	4,154,228
Fannie Mae, Series 2009-33, Class FB
1.04%	03/25/37	[2]	12,809,963	13,042,584
Fannie Mae, Series 2010-109, Class PF
0.62%	10/25/40	[2]	9,072,875	9,100,808
Fannie Mae, Series 2010-26, Class S (IO)
6.01%	11/25/36	[2]	48,395,994	7,754,490
Fannie Mae, Series 2010-43, Class DP
5.00%	05/25/40		8,613,644	9,402,464
Fannie Mae, Series 2010-95, Class S (IO)
6.38%	09/25/40	[2]	25,068,538	4,533,332
Fannie Mae, Series 2010-99, Class NI (IO)
6.00%	09/25/40		20,171,193	2,557,225
Fannie Mae, Series 2011-71, Class FB
0.72%	05/25/37	[2]	14,189,394	14,289,604
Fannie Mae, Series G92-10, Class Z
7.75%	01/25/22		9,343	10,378
Freddie Mac Gold Pool (TBA)
2.50%	11/15/27		12,680,000	13,290,224
Freddie Mac Gold Pool A45796
7.00%	01/01/33		24,839	29,589
Freddie Mac Gold Pool C46104
6.50%	09/01/29		30,804	35,189
Freddie Mac Gold Pool G13032
6.00%	09/01/22		5,247,016	5,882,520
Freddie Mac Gold Pool G13475
6.00%	01/01/24		682,811	769,904
Freddie Mac Non Gold Pool 1B1928
2.87%	08/01/34	[2]	1,860,157	1,995,775
Freddie Mac Non Gold Pool 1G2627
2.57%	03/01/37	[2]	4,173,822	4,465,530
Freddie Mac Non Gold Pool 1J1509
2.34%	11/01/36	[2]	2,697,514	2,858,892
Freddie Mac Non Gold Pool 1L0113
3.06%	05/01/35	[2]	1,483,841	1,587,336
Freddie Mac Non Gold Pool 1Q0196
3.09%	02/01/37	[2]	3,099,709	3,316,216
Freddie Mac Non Gold Pool 786781
2.92%	08/01/29	[2]	132,923	142,845
Freddie Mac REMICS, Series 2733, Class FB
0.82%	10/15/33	[2]	5,335,000	5,378,624
Freddie Mac REMICS, Series 3828, Class TF
0.62%	04/15/29	[2]	4,504,149	4,523,740
Freddie Mac Strips, Series 263, Class F5
0.72%	06/15/42	[2]	7,714,128	7,773,639

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		$2,033,772	$2,292,081
Freddie Mac, Series 2454, Class FQ
1.22%	06/15/31	[2]	32,577	33,402
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		11,947	605
Freddie Mac, Series 3294, Class CB
5.50%	03/15/37		3,754,661	3,893,317
Freddie Mac, Series 3345, Class FP
0.42%	11/15/36	[2]	4,034,309	4,039,669
Freddie Mac, Series 3345, Class PF
0.40%	05/15/36	[2]	4,413,998	4,410,845
Freddie Mac, Series 3346, Class FA
0.45%	02/15/19	[2]	7,466,967	7,478,196
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		5,943,821	6,220,914
Freddie Mac, Series 3672, Class A
6.00%	05/15/40		3,074,083	3,295,680
Ginnie Mae I Pool 422972
6.50%	07/15/29		45,459	53,827
Ginnie Mae II (TBA)
3.00%	10/20/42		15,075,000	16,149,094
Ginnie Mae II Pool 1849
8.50%	08/20/24		1,253	1,504
Ginnie Mae II Pool 2020
8.50%	06/20/25		2,316	2,851
Ginnie Mae II Pool 2286
8.50%	09/20/26		2,751	3,389
Ginnie Mae II Pool 2487
8.50%	09/20/27		17,546	21,802
Ginnie Mae II Pool 80059
1.75%	04/20/27	[2]	44,672	46,545
Ginnie Mae II Pool 80589
1.62%	03/20/32	[2]	103,669	108,042
Ginnie Mae II Pool 80610
1.75%	06/20/32	[2]	32,105	33,451
Ginnie Mae II Pool 80968
1.62%	07/20/34	[2]	889,803	934,373
Ginnie Mae II Pool 81201
2.12%	01/20/35	[2]	23,771	24,844
Ginnie Mae II Pool 8599
3.00%	02/20/25	[2]	38,717	40,502
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		109,350	1,578
Ginnie Mae, Series 2009-106, Class XI (IO)
6.58%	05/20/37	[2]	25,809,320	4,351,090
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.68%	10/07/20	[2]	16,913,327	16,989,437

See accompanying notes to Schedule of Portfolio Investments.

29  /  Semi-Annual Report September 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.60%	11/06/17	[2]	$21,796,442	$21,891,801
NCUA Guaranteed Notes, Series 2010-R2, Class 2A
0.70%	11/05/20	[2]	13,180,256	13,238,949
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.79%	12/08/20	[2]	18,002,356	18,121,712
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.79%	12/08/20	[2]	7,663,781	7,721,260
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.76%	03/09/21	[2]	24,626,571	24,775,193
NCUA Guaranteed Notes, Series 2011-R1, Class 1A
0.68%	01/08/20	[2]	11,791,586	11,860,861
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.63%	02/06/20	[2]	11,170,407	11,206,376
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.63%	03/11/20	[2]	7,141,782	7,184,883
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.61%	03/06/20	[2]	9,088,598	9,103,412
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.61%	04/06/20	[2]	7,073,832	7,089,583
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.61%	05/07/20	[2]	10,569,117	10,592,237

				417,484,038

Total Mortgage-Backed (Cost $887,286,397)				869,554,480

MUNICIPAL BONDS — 1.33%*
California — 0.55%
State of California, Taxable, Various Purpose
4.85%	10/01/14		4,900,000	5,261,522
5.50%	03/01/16		1,775,000	2,007,046
State of California, Taxable, Various Purpose, Series 3
5.45%	04/01/15		1,715,000	1,897,168

				9,165,736

Illinois — 0.78%
State of Illinois, Build America Bonds
6.20%	07/01/21		6,750,000	7,585,785
State of Illinois, Taxable Bonds

Issues	Maturity Date		Principal Amount/ Shares	Value
MUNICIPAL BONDS — (CONTINUED)
Illinois — (continued)
4.03%	03/01/14		$525,000	$544,939
5.37%	03/01/17		2,250,000	2,505,645
State of Illinois, Taxable-Pension
4.35%	06/01/18		2,445,000	2,549,010

				13,185,379

Total Municipal Bonds (Cost $21,200,734)				22,351,115

U.S. TREASURY SECURITIES — 5.30%
U.S. Treasury Notes — 5.30%
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.63%	04/15/13	[8]	35,050,000	38,379,361
1.25%	04/15/14	[8]	12,835,000	14,455,461
1.63%	01/15/15	[8]	6,210,000	7,991,089
1.88%	07/15/13	[8]	10,000,000	12,849,914
2.00%	01/15/14	[8]	11,630,000	15,065,411

Total U.S. Treasury Securities (Cost $88,727,600)				88,741,236

Total Bonds – 95.12% (Cost $1,587,155,257)				1,593,695,724

SHORT-TERM INVESTMENTS — 5.92%
Foreign Government Obligations — 1.77%
Japan Treasury Discount Bills (Japan)
0.10%[9]	12/10/12	[4]	1,990,000,000	25,496,072
Mexico Cetes Discount Treasury Bills (Mexico)
4.17%[9]	12/13/12	[4]	545,000,000	4,195,802

				29,691,874

Money Market Fund — 2.00%
BlackRock Liquidity Funds TempFund Portfolio
0.14%[10]			16,783,000	16,783,000
Dreyfus Cash Advantage Fund
0.12%[10,11]			711,000	711,000
DWS Money Market Series Institutional Funds
0.15%[10]			15,980,000	15,980,000

				33,474,000

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  30

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — (CONTINUED)
Repurchase Agreements — 2.15%
Deutsche Bank AG (Dated 09/28/12, total to be received $36,000,600, (collateralized by U.S. government sponsored agency obligations, 0.38% to 1.13%, due from 11/27/13 to 02/27/14, par and fair value of $36,276,000 and $36,720,663, respectively))
0.20%	10/01/12	$36,000,000	$36,000,000

Total Short-Term Investments (Cost $98,823,458)			99,165,874

Total Investments – 101.04 (Cost $1,685,978,715)[1]			1,692,861,598

Liabilities in Excess of Other
Assets – (1.04)%			(17,435,894)

Net Assets – 100.00%			$1,675,425,704

Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 12/10/12 at 78.85 Counterparty: Barclays, Inc.
USD 16,106,225	JPY 1,270,000,000	$(179,063)
Forward currency contract to sell Japanese Yen on 12/10/12 at 78.85 Counterparty: JPMorgan Chase & Co.
USD 9,131,088	JPY 720,000,000	(101,516)
Forward currency contract to sell Mexican Peso on 12/13/12 at 13.12 Counterparty: JPMorgan Chase & Co.
USD 4,154,343	MXP 54,500,000	(47,380)

Net unrealized (depreciation)		$(327,959)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $115,920 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(115,920)	$10,080	$93,744	$(22,176)

	$(115,920)	$10,080	$93,744	$(22,176)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,686,168,005 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$75,855,408
Gross unrealized depreciation	(69,161,815)

Net unrealized appreciation	$6,693,593

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2012.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2012, was $247,483,514, representing 14.77% of total net assets.

4	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $8,491,151, which is 0.51% of total net assets.

[6]	Non-income producing security.

[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
06/09/11	Caesars Entertainment Operating Co., Inc., Term Loan B6, 1st Lien, 5.47%, 01/28/18	$3,335,204	$3,281,144	0.20%
06/27/07	Cengage Learning Acquisitions, Inc., Term Loan B, 2.47%, 07/03/14	710,705	679,448	0.04%
11/03/11	Chrysler Group LLC, Term Loan, 1st Lien, 6.00%, 05/24/17	4,643,977	5,056,777	0.30%
10/22/07	HCA, Inc., Term Loan EXT B3, 3.47%, 05/01/18	6,073,073	6,100,387	0.36%
05/10/12	Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien, 4.76%, 10/10/17	3,432,588	3,802,733	0.23%
10/31/07	Texas Competitive Electric Holdings Co. LLC, Term Loan NONEXT, 1st Lien, 3.76%, 10/10/14	465,072	347,583	0.02%

		$18,660,619	$19,268,072	1.15%

[8]	Inflation protected security. Principal amount reflects original security face amount.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of September 30, 2012.
[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $93,000.
†

Fair valued security. The aggregate value of fair valued securities is $21,438,538, which is 1.28% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

31  /  Semi-Annual Report September 2012

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(JPY): Japanese Yen

(MTN): Medium-term note

(MXP): Mexican Peso

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  32

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 95.94%
ASSET-BACKED SECURITIES — 7.09%**
Academic Loan Funding Trust, Series 2012-1A, Class A2
1.32%	12/27/44	[2,3]	$950,000	$881,158
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.49%	06/14/37	[2,3]	942,315	848,084
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
4.39%	04/17/23	[2,3,4]	275,000	274,193
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15	†	175,000	152,686
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16	†	175,000	146,474
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.54%	11/14/33	[2,3,4]	819,862	676,386
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.59%	01/25/35	[2,3]	1,465,709	1,264,758
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.53%	08/25/35	[2,3]	582,652	415,071
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
0.57%	06/25/26	[2]	350,000	336,139
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.63%	02/25/35	[2]	650,000	640,793
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.45%	10/27/36	[2]	930,000	896,028
CIT Education Loan Trust, Series 2007-1, Class A
0.46%	03/25/42	[2,3]	594,640	541,223
Cronos Containers Program Ltd., Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27	[3,4]	410,833	411,851
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	500,000	506,500
Educational Funding of the South, Inc., Series 2011-1, Class A2
1.10%	04/25/35	[2]	580,000	571,454
GE Business Loan Trust, Series 2004-1, Class A
0.51%	05/15/32	[2,3]	817,670	760,229
GE Business Loan Trust, Series 2004-1, Class B
0.92%	05/15/32	[2,3]	444,376	358,312

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2004-2A, Class A
0.44%	12/15/32	[2,3]	$1,011,441	$942,118
GE Business Loan Trust, Series 2005-1A, Class A3
0.47%	06/15/33	[2,3]	633,580	546,270
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.52%	04/17/19	[2,3,4]	174,166	171,291
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.47%	11/17/20	[2,3,4]	538,333	522,108
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.46%	12/19/32	[2,3,4]	858,647	749,427
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[3]	550,585	572,608
SLC Student Loan Trust, Series 2008-1, Class A4A
1.99%	12/15/32	[2]	625,000	645,059
SLM Student Loan Trust, Series 2011-2, Class A2
1.42%	10/25/34	[2]	500,000	486,813
Sound Point CLO Ltd., Series 2012-1A, Class C
3.71%	10/20/23	[3]	325,000	310,050
South Carolina Student Loan Corp., Series A2
0.54%	12/01/20	[2]	725,000	712,662
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2
1.74%	07/01/42	[2,3]	750,000	577,500
Symphony CLO Ltd., Series 2012-9A, Class C (Cayman Islands)
3.70%	04/16/22	[2,3,4]	300,000	292,994
TAL Advantage LLC, Series 2006-1, Class NOTE
0.41%	04/20/21	[2,3]	519,583	508,987
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	505,208	510,433
TAL Advantage LLC, Series 2012-1A, Class A
3.86%	05/20/27	[3]	241,667	252,332
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.47%	05/15/20	2,3,4,†	280,000	276,151
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	809,375	851,950
Trinity Rail Leasing LP, Series 2004-1A, Class A
5.27%	08/14/27	3,†	257,694	279,093
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
4.37%	07/15/41	[3]	622,004	644,939

See accompanying notes to Schedule of Portfolio Investments.

33  /  Semi-Annual Report September 2012

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.39%	11/26/21	[2,3]	$781,250	$759,917
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.36%	02/26/19	[2,3]	264,323	260,596
Triton Container Finance LLC, Series 2012-1A, Class A
4.21%	05/14/27	[3]	241,667	255,170
U-Haul S Fleet LLC, Series 2007-BT1, Class BT
5.56%	02/25/20	[3]	405,915	424,280
US Education Loan Trust IV LLC, Series 2006-1, Class A4
0.31%	03/01/41	3,5,†	700,000	580,999
Wind River CLO Ltd, Series 2004-1A, Class B1 (Cayman Islands)
1.48%	12/19/16	[2,3,4]	325,000	294,486

Total Asset-Backed Securities (Cost $21,699,070)				22,109,572

BANK LOANS — 0.15%*
Health Care — 0.15%
HCA, Inc., Term Loan EXT B3
3.47%	05/01/18	[2,6]	455,133	456,555

Total Bank Loans (Cost $454,782)
CORPORATES — 23.40%*
Banking — 5.35%
Abbey National Treasury Services PLC/London (United Kingdom)
2.88%	04/25/14	[4]	1,019,000	1,032,609
ANZ National International Ltd. (New Zealand)
6.20%	07/19/13	[3,4]	600,000	624,160
Bank of America Corp.
5.62%	07/01/20		1,150,000	1,313,448
Bank of America N.A. (BKNT)
0.69%	06/15/17	[2]	1,350,000	1,242,832
6.10%	06/15/17		340,000	386,553
Barclays Bank PLC (United Kingdom)
5.20%	07/10/14	[4]	850,000	907,707
Chase Capital III, Series C
0.97%	03/01/27	[2]	500,000	385,808
Commonwealth Bank of Australia/New York (Australia)
1.95%	03/16/15	[4]	1,400,000	1,429,965
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[4]	700,000	718,816
Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[4]	500,000	534,191

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
6.00%	02/15/18	[4]	$575,000	$652,362
Deutsche Bank AG/London, Series G (MTN) (Germany)
4.88%	05/20/13	[4]	760,000	780,548
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	120,000	112,800
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	915,000	934,048
JPMorgan Chase Bank N.A.
0.73%	06/13/16	[2]	600,000	578,991
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		600,000	704,256
6.00%	10/01/17		500,000	592,339
National Australia Bank/New York (MTN) (Australia)
2.00%	03/09/15	[4]	1,200,000	1,224,267
Royal Bank of Scotland PLC (United Kingdom)
2.55%	09/18/15	[4]	1,370,000	1,387,147
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[3,4]	825,000	874,361
Wachovia Corp. (MTN)
5.50%	05/01/13		239,000	246,091

				16,663,299

Communications — 0.78%
Cellco Partnership/Verizon Wireless Capital LLC
5.55%	02/01/14		350,000	372,416
Frontier Communications Corp.
6.62%	03/15/15		650,000	708,500
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	11/01/19	[4]	650,000	736,125
Verizon Communications, Inc.
1.95%	03/28/14		600,000	614,215

				2,431,256

Electric — 1.41%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[3]	475,000	513,000
Cedar Brakes II LLC
9.88%	09/01/13	[3]	264,090	271,215
PG&E Corp.
5.75%	04/01/14		910,000	975,157
Public Service Co. of New Mexico
7.95%	05/15/18		475,000	582,959
Southwestern Electric Power Co.
6.45%	01/15/19		534,000	657,438

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  34

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Texas-New Mexico Power Co.
9.50%	04/01/19	[3]	$500,000	$681,219
Tucson Electric Power
3.85%	03/15/23		700,000	721,890

				4,402,878

Energy — 1.61%
Florida Gas Transmission Co. LLC
3.88%	07/15/22	[3]	1,000,000	1,053,148
Sabine Pass LNG LP
7.25%	11/30/13		935,000	1,000,450
Southern Union Co.
3.46%	11/01/66	[2]	910,000	730,275
Tennessee Gas Pipeline Co.
8.00%	02/01/16		1,250,000	1,493,731
Valero Energy Corp.
9.38%	03/15/19		471,000	640,524
Williams Cos., Inc.
7.88%	09/01/21		70,000	91,935

				5,010,063

Finance — 7.28%
Bear Stearns Cos. LLC
7.25%	02/01/18		1,140,000	1,424,176
CIT Group, Inc.
4.25%	08/15/17		1,049,000	1,096,205
Citigroup, Inc.
0.98%	08/25/36	[2]	205,000	138,146
2.14%	05/15/18	[2]	583,000	576,156
5.50%	04/11/13		451,000	462,095
5.50%	10/15/14		371,000	400,258
6.00%	08/15/17		250,000	291,511
6.12%	05/15/18		345,000	408,913
6.38%	08/12/14		535,000	582,701
6.50%	08/19/13		408,000	428,369
General Electric Capital Corp.
4.62%	01/07/21		700,000	783,091
5.62%	05/01/18		730,000	857,976
General Electric Capital Corp. (MTN)
0.82%	05/05/26	[2]	500,000	424,433
1.33%	05/22/13	[2]	340,000	341,937
3.35%	10/17/16		750,000	809,287
General Electric Capital Corp., Series A (MTN)
0.65%	09/15/14	[2]	694,000	690,143
General Electric Capital Corp., Series E (MTN)
0.56%	03/20/14	[2]	300,000	295,402
Goldman Sachs Group, Inc.
5.75%	01/24/22		500,000	574,017

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
6.15%	04/01/18		$1,100,000	$1,285,420
7.50%	02/15/19		550,000	680,248
Goldman Sachs Group, Inc. (MTN)
6.00%	05/01/14		250,000	268,472
Goldman Sachs Group, Inc., Series B (MTN)
0.85%	07/22/15	[2]	100,000	96,851
International Lease Finance Corp.
6.50%	09/01/14	[3]	1,000,000	1,075,000
JPMorgan Chase Capital XIII, Series M
1.41%	09/30/34	[2]	1,070,000	819,687
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	510,000	582,063
8.95%	05/18/17	[2]	410,000	472,033
9.57%	06/06/17	[2]	319,000	376,835
Morgan Stanley
0.94%	10/15/15	[2]	187,000	178,311
Morgan Stanley (MTN)
0.90%	10/18/16	[2]	1,185,000	1,111,597
6.25%	08/28/17		800,000	907,153
NCUA Guaranteed Notes, Series A1
0.25%	06/12/13	[2]	2,225,000	2,225,000
Prudential Holdings LLC (AGM)
1.26%	12/18/17	[2,3]	500,000	480,706
Reckson Operating Partnership LP
5.00%	08/15/18		700,000	751,975
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	750,000	798,750

				22,694,917

Health Care — 0.97%
HCA, Inc. (WI)
8.50%	04/15/19		1,240,000	1,398,100
UnitedHealth Group, Inc.
4.88%	02/15/13		760,000	772,032
WellPoint, Inc.
6.00%	02/15/14		800,000	856,251

				3,026,383

Industrials — 0.33%
BAA Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	1,000,000	1,019,561

Insurance — 1.85%
Berkshire Hathaway, Inc.
3.00%	05/15/22		475,000	493,449
Farmers Insurance Exchange
6.00%	08/01/14	[3]	1,000,000	1,065,325
Metropolitan Life Global Funding I
3.88%	04/11/22	[3]	1,400,000	1,529,678
5.12%	06/10/14	[3]	800,000	858,314

See accompanying notes to Schedule of Portfolio Investments.

35  /  Semi-Annual Report September 2012

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	$502,000	$471,569
6.60%	04/15/34	[3]	440,000	451,707
Pricoa Global Funding I
5.45%	06/11/14	[3]	850,000	912,952

				5,782,994

Real Estate Investment Trust (REIT) — 2.75%
Duke Realty LP
6.25%	05/15/13		790,000	816,437
HCP, Inc.
3.75%	02/01/19		525,000	551,546
7.07%	06/08/15		200,000	225,595
HCP, Inc. (MTN)
6.30%	09/15/16		500,000	573,326
6.70%	01/30/18		275,000	330,265
Health Care REIT, Inc.
4.12%	04/01/19		500,000	534,154
4.70%	09/15/17		1,000,000	1,104,913
Shurgard Storage Centers LLC
5.88%	03/15/13		68,000	69,500
Simon Property Group LP
4.20%	02/01/15		400,000	425,613
UDR, Inc. (MTN)
5.25%	01/15/15		1,000,000	1,080,718
Ventas Realty LP/Ventas Capital Corp.
4.00%	04/30/19		1,200,000	1,288,010
WEA Finance LLC
7.12%	04/15/18	[3]	775,000	948,507
WEA Finance LLC/WT Finance Aust Pty Ltd.
7.50%	06/02/14	[3]	570,000	617,967

				8,566,551

Transportation — 1.07%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		65,988	71,577
Continental Airlines Pass-Through Trust, Series 1999, Class C2
7.26%	03/15/20		368,786	405,664
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		340,177	379,297
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.81%	08/15/16	[2]	14,138	13,183
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.88%	11/15/16	[2]	1,161,000	1,021,680

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A-1
7.04%	04/01/22		$189,335	$211,463
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		318,933	367,570
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		800,000	861,500

				3,331,934

Total Corporates (Cost $67,131,608)				72,929,836

MORTGAGE-BACKED — 40.74%**
Commercial Mortgage-Backed — 5.29%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5
4.86%	07/10/43	[2]	950,000	1,042,999
Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4
5.19%	05/11/39	[2]	38,966	40,191
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.30%	10/12/42	[2]	1,140,000	1,274,944
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class A4
5.71%	04/12/38	[2]	1,100,000	1,263,418
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[3]	516,997	606,128
GE Business Loan Trust, Series 2003-2A, Class A
0.59%	11/15/31	[2,3]	666,612	620,582
GE Business Loan Trust, Series 2005-2A, Class B
0.72%	11/15/33	[2,3]	505,937	407,978
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4
4.11%	07/05/35		901,585	912,000
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	1,110,000	1,173,045
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	1,715,000	1,909,917
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4
5.29%	01/12/44	[2]	1,190,000	1,330,562
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4
4.75%	06/12/43	[2]	935,000	1,016,029
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	08/15/49		285,000	309,425

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  36

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		$1,040,000	$1,149,303
Morgan Stanley Capital I, Series 2011-C3, Class A4
4.12%	08/15/49		165,000	187,544
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	689,928	624,385
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[2]	940,000	1,046,201
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		1,405,000	1,566,309

				16,480,960

Non-Agency Mortgage-Backed — 15.12%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2
0.42%	08/25/35	[2]	621,453	602,303
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		7,576	7,973
Banc of America Funding Corp., Series 2006-G, Class 2A3
0.39%	07/20/36	[2]	862,812	852,965
Bear Stearns Asset Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		8,196	7,942
Bear Stearns Asset Backed Securities Trust, Series 2005-HE12, Class 1A3
0.61%	12/25/35	[2]	800,000	744,975
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.50%	01/25/35	[2,3]	298,175	242,292
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.40%	05/25/36	[2,3]	269,073	205,360
Centex Home Equity, Series 2005-D, Class M1
0.65%	10/25/35	[2]	1,710,000	1,610,503
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 1A4
5.32%	02/25/35		8,824	8,778
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.17%	02/25/34	[2]	29,207	28,559
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.40%	03/25/37	[2]	1,526,500	1,325,661

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance Home Loan Trust, Series 2000-E, Class M1
8.13%	08/15/31	[2]	$51,879	$50,692
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		647,240	686,752
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	69,914	70,418
Conseco Finance, Series 2002-A, Class A5 (STEP)
7.55%	04/15/32		155,709	162,044
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	267,279	206,848
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	1,060,000	1,155,926
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	388,268	430,393
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		1,116,948	1,214,217
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	700,000	642,764
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.25%	08/25/35	[2]	29,578	15,466
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
4.94%	08/25/34	[2]	318,673	324,793
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP)
3.38%	12/25/32		1,604,917	1,466,383
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4 (STEP)
4.41%	12/25/36		1,277,081	866,473
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.37%	07/25/36	[2]	1,454,332	865,299
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.28%	04/25/37	[2]	241,409	117,173
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	1,185,000	1,187,129
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class M1
0.45%	12/25/37	[2]	222,144	188

See accompanying notes to Schedule of Portfolio Investments.

37  /  Semi-Annual Report September 2012

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1
2.56%	09/25/34	[2]	$832,772	$822,163
Green Tree Financial Corp., Series 1998-4, Class A5
6.18%	04/01/30		564,186	569,659
Green Tree Home Improvement Loan Trust, Series 1995-C, Class B2
7.60%	07/15/20		–	–
Green Tree Home Improvement Loan Trust, Series 1997-E, Class HEB1
7.53%	01/15/29		166,288	164,265
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	876,077	954,027
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	1,271,111	1,403,578
Greenpoint Manufactured Housing, Series 1999-5, Class A5
7.82%	12/15/29	[2]	875,000	930,859
GSAMP Trust, Series 2006-HE6, Class A4
0.46%	08/25/36	[2]	2,200,000	1,059,249
Home Equity Loan Trust, Series 2006-4, Class A3V
0.37%	03/20/36	[2]	977,821	951,729
Home Equity Loan Trust, Series 2007-2, Class A2F (STEP)
5.69%	07/20/36		627,076	628,641
Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
3.06%	10/25/34	[2]	134,339	132,833
Indymac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.02%	11/25/34	[2]	46,179	34,771
Indymac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.73%	06/25/37	[2]	1,888,484	963,185
Indymac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		478,743	477,923
Indymac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		127,445	127,236
Indymac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		272,309	264,895
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
5.30%	05/25/37	[2]	835,402	703,189
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		417,777	451,427

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	04/15/40		$240,052	$259,197
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	756,515	841,762
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
5.03%	01/25/34	[2]	568,054	571,971
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
3.12%	01/25/34	[2]	1,793	1,602
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		3,012	3,112
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.78%	10/25/32	[2]	2,850	2,728
MASTR Seasoned Securities Trust, Series 2004-2, Class A2
6.50%	08/25/32		75,401	80,260
MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1
2.51%	10/25/32	[2]	6,746	6,862
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.40%	06/25/37	[2]	811,700	381,193
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.47%	06/25/37	[2]	1,500,000	684,936
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38		1,206,017	1,246,838
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		599,752	638,670
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		899,628	927,899
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		642,592	644,339
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		955,513	973,078
Morgan Stanley ABS Capital I, Series 2004-NC7, Class M2
1.15%	07/25/34	[2]	2,000,000	1,821,880
Morgan Stanley ABS Capital I, Series 2005-HE3, Class M3
0.75%	07/25/35	[2]	1,903,000	1,650,418
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV4
0.50%	09/25/36	[2]	2,450,000	1,684,079
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		12,887	13,132

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  38

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Origen Manufactured Housing, Series 2004-A, Class M2
6.64%	01/15/35	[2]	$564,580	$628,398
Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1
5.25%	09/25/33		2,202	2,200
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		2,220	1,358
Residential Asset Mortgage Products, Inc., Series 2003-RS1, Class AI5 (STEP)
5.69%	03/25/33		15,836	11,675
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A41
8.00%	04/25/31		49,786	53,437
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
2.73%	12/25/34	[2]	93,852	95,108
Residential Funding Mortgage Securities II, Inc., Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		403,750	408,982
Residential Funding Mortgage Securities II, Inc., Series 2003-HS2, Class AI4 (STEP)
3.87%	07/25/33		12,302	11,694
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.49%	02/25/36	[2]	70,709	39,985
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.36%	12/25/36	[2]	1,489,691	1,433,099
Structured Asset Mortgage Investments, Inc., Series 2005-AR3, Class 1A1
0.49%	08/25/35	[2]	1,044,335	767,788
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A2
1.63%	02/25/36	[2]	1,254,494	868,634
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 22A1
6.12%	05/25/36	[2]	3,801,231	1,860,418
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.74%	04/15/30	[2]	3,657	1,708
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.90%	04/15/30		118,429	119,678
Vanderbilt Mortgage Finance, Series 2000-C, Class ARM
0.58%	10/07/30	[2]	703,496	547,644
Vanderbilt Mortgage Finance, Series 2001-A, Class M1
7.74%	04/07/31	[2]	610,556	630,748

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.40%	01/25/33	[2]	$19,339	$19,544
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.85%	01/25/47	[2]	1,883,506	871,104
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A1
0.92%	04/25/47	[2]	698,185	476,596
Wells Fargo Home Equity Trust, Series 2006-1, Class A3
0.37%	05/25/36	[2]	94,889	93,842

				47,117,494

U.S. Agency Mortgage-Backed — 20.33%
Fannie Mae Pool (TBA)
3.00%	11/25/42		1,760,000	1,853,775
Fannie Mae Pool 253974
7.00%	08/01/31		15,802	17,572
Fannie Mae Pool 254232
6.50%	03/01/22		23,078	25,954
Fannie Mae Pool 527247
7.00%	09/01/26		90	103
Fannie Mae Pool 545191
7.00%	09/01/31		7,650	8,519
Fannie Mae Pool 545646
7.00%	09/01/26		73	86
Fannie Mae Pool 549740
6.50%	10/01/27		22,920	26,009
Fannie Mae Pool 555177
2.26%	01/01/33	[2]	29,102	30,859
Fannie Mae Pool 555284
7.50%	10/01/17		774	859
Fannie Mae Pool 606108
7.00%	03/01/31		1,042	1,198
Fannie Mae Pool 630599
7.00%	05/01/32		15,396	18,447
Fannie Mae Pool 655928
7.00%	08/01/32		8,749	10,236
Fannie Mae Pool 735207
7.00%	04/01/34		6,939	7,738
Fannie Mae Pool 735646
4.50%	07/01/20		12,771	13,825
Fannie Mae Pool 735686
6.50%	12/01/22		119,341	134,214
Fannie Mae Pool 735861
6.50%	09/01/33		230,343	269,219

See accompanying notes to Schedule of Portfolio Investments.

39  /  Semi-Annual Report September 2012

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 764388
4.99%	03/01/34	[2]	$137,667	$149,192
Fannie Mae Pool 770869
2.70%	04/01/34	[2]	324,479	347,208
Fannie Mae Pool 776708
5.00%	05/01/34		505,063	572,424
Fannie Mae Pool 817611
5.28%	11/01/35	[2]	77,918	84,204
Fannie Mae Pool 844773
5.22%	12/01/35	[2]	6,643	7,189
Fannie Mae Pool 889125
5.00%	12/01/21		606,479	657,888
Fannie Mae Pool 889184
5.50%	09/01/36		636,125	706,034
Fannie Mae Pool 890221
5.50%	12/01/33		991,888	1,099,663
Fannie Mae Pool 895606
5.72%	06/01/36	[2]	264,875	288,884
Fannie Mae Pool 918445
5.80%	05/01/37	[2]	24,384	26,595
Fannie Mae Pool 939419
5.65%	05/01/37	[2]	436,521	472,984
Fannie Mae Pool AB3685
4.00%	10/01/41		2,901,594	3,199,073
Fannie Mae Pool AD0791
4.76%	02/01/20		980,805	1,155,841
Fannie Mae Pool AE0600
3.98%	11/01/20		1,032,709	1,182,358
Fannie Mae Pool AE0605
4.67%	07/01/20		987,155	1,162,835
Fannie Mae Pool AH3428
3.50%	01/01/26		2,786,939	3,026,971
Fannie Mae Pool AJ0764
4.50%	09/01/41		1,221,405	1,324,986
Fannie Mae Pool AL0209
4.50%	05/01/41		1,093,914	1,237,722
Fannie Mae Pool AL0602
4.32%	07/01/21		1,291,373	1,512,627
Fannie Mae Pool FN0007
3.46%	11/01/20		1,390,000	1,550,278
Fannie Mae Whole Loan, Series 2003-W6, Class 5T (IO)
0.55%	09/25/42	[2]	29,452,804	425,678
Fannie Mae, Series 1989-25, Class G
6.00%	06/25/19		2,758	3,031
Fannie Mae, Series 1992-116, Class B
6.50%	06/25/22		334	362
Fannie Mae, Series 1993-225, Class SG
26.60%	12/25/13	[2]	25,608	28,676

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 1993-80, Class S
10.61%	05/25/23	[2]	$16,534	$19,029
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		369,463	426,614
Fannie Mae, Series 2003-27, Class SG (IO)
7.43%	04/25/17	[2]	519,010	11,031
Fannie Mae, Series 2007-64, Class FA
0.69%	07/25/37	[2]	679,851	670,277
Fannie Mae, Series 2008-50, Class SA (IO)
5.83%	11/25/36	[2]	6,111,502	1,047,174
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[2]	2,105,000	2,212,881
Freddie Mac Gold Pool A25162
5.50%	05/01/34		690,088	760,229
Freddie Mac Gold Pool A33262
5.50%	02/01/35		118,188	132,547
Freddie Mac Gold Pool A68781
5.50%	10/01/37		28,187	31,013
Freddie Mac Gold Pool A94843
4.00%	11/01/40		2,245,183	2,496,688
Freddie Mac Gold Pool C90504
6.50%	12/01/21		3,065	3,427
Freddie Mac Gold Pool E01279
5.50%	01/01/18		3,694	3,993
Freddie Mac Gold Pool E90474
6.00%	07/01/17		7,675	8,285
Freddie Mac Gold Pool G01548
7.50%	07/01/32		715,171	880,453
Freddie Mac Gold Pool G01601
4.00%	09/01/33		16,701	18,050
Freddie Mac Gold Pool G01611
4.00%	09/01/33		6,397	6,914
Freddie Mac Gold Pool G01644
5.50%	02/01/34		513,183	563,825
Freddie Mac Gold Pool G02366
6.50%	10/01/36		429,244	482,027
Freddie Mac Gold Pool G06354
4.00%	04/01/41		1,168,284	1,299,155
Freddie Mac Gold Pool G06499
4.00%	03/01/41		1,615,933	1,784,830
Freddie Mac Gold Pool G06737
4.00%	10/01/41		3,029,762	3,321,258
Freddie Mac Gold Pool G11707
6.00%	03/01/20		6,786	7,326
Freddie Mac Gold Pool G12393
5.50%	10/01/21		516,215	558,480
Freddie Mac Gold Pool G12909
6.00%	11/01/22		578,365	649,051

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  40

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G13032
6.00%	09/01/22		$420,038	$470,912
Freddie Mac Gold Pool J06246
5.50%	10/01/21		274,288	299,955
Freddie Mac Gold Pool J13884
3.50%	12/01/25		2,230,856	2,398,718
Freddie Mac Gold Pool Q04090
4.00%	10/01/41		1,044,942	1,161,997
Freddie Mac Gold Pool Q04091
4.00%	10/01/41		2,396,127	2,626,660
Freddie Mac Gold Pool Q05261
3.50%	12/01/41		1,405,684	1,527,693
Freddie Mac Non Gold Pool 1B3413
5.92%	05/01/37	[2]	472,282	512,610
Freddie Mac Non Gold Pool 1J0045
5.06%	01/01/36	[2]	10,003	10,762
Freddie Mac REMICS, Series 3460, Class SA (IO)
5.98%	06/15/38	[2]	6,260,711	1,067,654
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.39%	04/15/42	[2]	6,013,082	1,023,633
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	21,127
Freddie Mac, Series 1688, Class W
7.25%	03/15/14		1,308	1,350
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		146,554	165,168
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33		47,018	48,259
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		1,555,000	1,593,875
Ginnie Mae I Pool 782810
4.50%	11/15/39		2,456,338	2,778,253
Ginnie Mae II (TBA)
3.00%	10/20/42		2,430,000	2,603,138
Ginnie Mae II Pool 80968
1.62%	07/20/34	[2]	63,485	66,665
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		12,350	178
Ginnie Mae, Series 2004-8, Class SE
13.87%	11/26/23	[2]	111,306	140,058
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.60%	11/06/17	[2]	1,493,935	1,500,470
NCUA Guaranteed Notes, Series 2010-R2, Class 2A
0.70%	11/05/20	[2]	1,029,843	1,034,429

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.76%	03/09/21	[2]	$1,150,561	$1,157,504
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.63%	02/06/20	[2]	1,133,230	1,136,879

				63,383,820

Total Mortgage-Backed
(Cost $117,827,959)				126,982,274

MUNICIPAL BONDS — 1.48%*
California — 0.41%
State of California, Taxable, Various Purpose
6.20%	10/01/19		866,000	1,022,901
State of California, Taxable, Various Purpose, Series 3
5.95%	04/01/16		225,000	258,134

				1,281,035

Illinois — 0.75%
State of Illinois, Build America Bonds
6.20%	07/01/21		600,000	674,292
State of Illinois, Taxable Bonds
5.67%	03/01/18		525,000	592,153
5.88%	03/01/19		210,000	236,382
State of Illinois, Taxable-Pension
4.35%	06/01/18		800,000	834,032

				2,336,859

Texas — 0.32%
City of Houston Texas, Taxable Pension Obligation, Series A
6.29%	03/01/32		800,000	984,504

Total Municipal Bonds
(Cost $4,327,527)				4,602,398

U.S. AGENCY SECURITIES — 1.56%
U.S. Agency Securities — 1.56%
Fannie Mae
0.63%	02/22/16		1,525,000	1,526,186
Federal Home Loan Bank
0.45%	09/04/14		2,965,000	2,965,051
0.60%	08/06/15		386,296	386,311

Total U.S. Agency Securities
(Cost $4,876,296)				4,877,548

See accompanying notes to Schedule of Portfolio Investments.

41  /  Semi-Annual Report September 2012

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount/ Shares	Value
U.S. TREASURY SECURITIES — 21.52%
U.S. Treasury Bonds — 0.50%
U.S. Treasury Notes (Strip Principal)
0.00%	11/15/27		$2,285,000	$1,578,508

U.S. Treasury Notes — 21.02%
U.S. Treasury Notes
0.25%	05/15/15		8,340,000	8,332,836
0.25%	08/15/15		3,095,000	3,090,649
0.63%	08/31/17		9,450,000	9,457,380
0.75%	06/30/17		12,580,000	12,677,306
0.88%	01/31/17		8,790,000	8,924,871
1.75%	05/15/22		13,750,000	13,945,508
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.63%	04/15/13	[7]	6,975,000	7,637,548
1.63%	01/15/15	[7]	1,130,000	1,454,095

Total U.S. Treasury Securities
(Cost $66,652,214)				67,098,701

Total Bonds – 95.94%
(Cost $282,969,456)				299,056,884

SHORT-TERM INVESTMENTS — 5.03%

Foreign Government Obligations — 1.97%
Japan Treasury Discount Bills (Japan)
0.10%[8]	12/10/12	[4]	360,000,000	4,612,354
Mexico Cetes Discount Treasury Bills (Mexico)
4.17%[8]	12/13/12	[4]	198,000,000	1,524,347

				6,136,701

Money Market Fund — 2.01%
BlackRock Liquidity Funds TempFund Portfolio
0.14%[9]			3,114,000	3,114,000
Dreyfus Cash Advantage Fund
0.12%[9]			19,000	19,000
DWS Money Market Series Institutional Funds
0.15%[9]			3,124,000	3,124,000

				6,257,000

U.S. Agency Discount Notes — 1.05%
Federal Home Loan Bank
0.11%[8]	10/05/12		3,275,000	3,274,962

Total Short-Term Investments
(Cost $15,599,227)				15,668,663

		Value
Total Investments – 100.97%
(Cost $298,568,683)[1]		$314,725,547

Liabilities in Excess of Other
Assets – (0.97)%		(3,016,802)

Net Assets – 100.00%		$311,708,745

Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT

Forward currency contract to sell Japanese Yen on 12/10/12 at 78.85 Counterparty: Barclays, Inc.

USD 3,043,696	JPY 240,000,000	$(33,839)

Forward currency contract to sell Japanese Yen on 12/10/12 at 78.85 Counterparty: JPMorgan Chase & Co.
USD 1,521,848	JPY 120,000,000	(16,919)

Forward currency contract to sell Mexican Peso on 12/13/12 at 13.12 Counterparty: JPMorgan Chase & Co.

USD 1,509,284	MXP 19,800,000	(17,213)

Net unrealized (depreciation)		$(67,971)

Expiration Date	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: INTEREST RATE

The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.

11/15/27	$720	$(15,775)	$(15,775)

The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.

11/15/27	725	(8,754)	(8,754)

	$1,445	$(24,529)	$(24,529)

Expiration Date	Premiums Paid	Notional Amount (000’s)[b]	(Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.

09/20/16	$215	$125	$(588)	$(373)

	$215	$125	$(588)	$(373)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  42

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value[b]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.
10/12/52	$22,516	$250	$8,199	$30,715

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.
10/12/52	17,264	215	9,151	26,415

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.
10/12/52	904,474	1,605	(707,284)	197,190

	$944,254	$2,070	$(689,934)	$254,320

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPTION: RATE FLOOR INFLATION

The Fund received a fixed payment equal to $13,685 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(13,685)	$1,190	$11,067	$(2,618)

	$(13,685)	$1,190	$11,067	$(2,618)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $298,592,464 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$19,383,929
Gross unrealized depreciation	(3,250,846)

Net unrealized appreciation	$16,133,083

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2012.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2012, was $39,916,522, representing 12.81% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Non-income producing security.
[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
10/22/07	HCA, Inc., Term Loan EXT B3, 3.47%, 05/01/18	$454,782	$456,555	0.15%

[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents annualized yield at date of purchase.
[9]	Represents the current yield as of September 30, 2012.
†

Fair valued security. The aggregate value of fair valued securities is $1,435,403, which is 0.46% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(MXP): Mexican Peso

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

43  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.32%
ASSET-BACKED SECURITIES — 4.60%**
Academic Loan Funding Trust, Series 2012-1A, Class A2
1.32%	12/27/44	[2,3]	$14,950,000	$13,866,645
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.49%	06/14/37	[2,3]	48,778,095	43,900,286
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
4.39%	04/17/23	[2,3,4]	11,270,000	11,236,945
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15	†	2,255,000	1,967,478
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16	†	2,669,000	2,233,941
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17	†	5,240,000	3,992,857
Axis Equipment Funding LLC, Series 2012-MI, Class A
16.00%	06/17/17	†	11,582,000	11,581,949
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.54%	11/14/33	[2,3,4]	48,112,631	39,692,920
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.59%	01/25/35	[2,3]	5,486,800	4,734,549
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.52%	04/25/35	[2,3]	5,429,479	4,543,472
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.53%	08/25/35	[2,3]	28,438,913	20,259,356
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.45%	12/25/36	[2,3]	287,631	214,197
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.44%	03/25/37	[2,3]	11,969,956	9,118,955
Bayview Commercial Asset Trust, Series 2007-2A, Class A1
0.49%	07/25/37	[2,3]	18,075,299	10,624,883
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.46%	07/25/37	[2,3]	3,023,626	2,153,124
Beacon Container Finance LLC, Series 2012-1A, Class A
3.72%	09/20/27	3,†	17,225,000	17,241,719
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.63%	02/25/35	[2]	12,690,000	12,510,255

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Inc., Series 2011-1, Class A3
1.48%	11/25/33	[2]	$13,500,000	$13,422,771
Brazos Higher Education Authority, Inc., Series 2011-2, Class A2
1.30%	07/25/29	[2]	700,000	707,089
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.45%	10/27/36	[2]	24,400,000	23,508,702
Brazos Higher Education Authority, Series 2005-1, Class 1A4
0.51%	03/26/29	[2]	10,000,000	9,467,100
CIT Education Loan Trust, Series 2007-1, Class A
0.46%	03/25/42	[2,3]	22,249,165	20,250,525
CIT Education Loan Trust, Series 2007-1, Class B
0.67%	06/25/42	[2,3]	28,650,000	21,787,534
College Loan Corp. Trust, Series 2005-2, Class B
0.94%	01/15/37	[2]	6,928,071	5,391,483
Cronos Containers Program Ltd., Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27	[3,4]	22,668,333	22,724,499
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	4,275,000	4,330,575
Doral CLO 1 Ltd., Series 2012-2A, Class B (Cayman Islands)
3.23%	05/26/23	[2,3,4]	11,500,000	10,417,505
GE Business Loan Trust, Series 2004-1, Class A
0.51%	05/15/32	[2,3]	24,265,307	22,560,693
GE Business Loan Trust, Series 2004-2A, Class A
0.44%	12/15/32	[2,3]	15,007,931	13,979,302
GE Business Loan Trust, Series 2005-1A, Class A3
0.47%	06/15/33	[2,3]	15,142,568	13,055,846
GE Business Loan Trust, Series 2005-2A, Class A
0.46%	11/15/33	[2,3]	35,259,890	31,032,406
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.52%	04/17/19	[2,3,4]	7,109,167	6,991,802
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.47%	11/17/20	[2,3,4]	42,225,917	40,953,198
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.46%	12/19/32	[2,3,4]	64,123,752	55,967,211
Goal Capital Funding Trust, Series 2005-2, Class B
0.96%	11/25/44	[2]	18,558,353	15,615,166

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  44

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Goal Capital Funding Trust, Series 2006-1, Class B
0.88%	08/25/42	[2]	$5,385,411	$4,577,890
GSC Partners Gemini Fund Ltd., Series 1A, Class A (Cayman Islands)
1.11%	10/10/14	[2,3,4]	1,231,589	1,227,895
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.10%	02/25/36	[2,3]	10,125,000	6,967,215
North Carolina State Education Authority, Series 2011-1, Class A3
1.37%	10/25/41	[2]	24,000,000	23,410,320
Northstar Education Finance, Inc.
1.20%	01/29/46	[2]	42,775,000	39,552,986
OFSI Fund Ltd., Series 2006-1, Class D (Cayman Islands)
2.13%	09/20/19	[2,3,4]	6,100,000	4,560,598
PAMCO CLO, Series 1998-1A, Class B2 (Cayman Islands)
1.80%	05/01/13	2,3,4,5,†	765,062	153,013
Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A3
1.41%	10/01/37	[2]	16,950,000	16,161,940
PMC Aviation LLC, Series 2012-1I, Class A
18.00%	04/15/15	†	7,490,000	7,564,823
Scholar Funding Trust, Series 2012-B, Class A2
1.32%	03/28/46	[2,3]	38,800,000	37,487,877
SLC Student Loan Trust, Series 2008-1, Class A4A
1.99%	12/15/32	[2]	17,375,000	17,932,651
Sound Point CLO Ltd., Series 2012-1A, Class C
3.71%	10/20/23	[3]	11,500,000	10,971,000
South Carolina Student Loan Corp., Series A2
0.59%	12/01/22	[2]	29,000,000	27,661,360
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2
1.74%	07/01/42	[2,3]	25,050,000	19,288,500
Symphony CLO Ltd., Series 2012-9A, Class C (Cayman Islands)
3.70%	04/16/22	[2,3,4]	1,090,000	1,064,543
TAL Advantage LLC, Series 2006-1, Class NOTE
0.41%	04/20/21	[2,3]	40,038,376	39,221,833
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	9,182,667	9,277,639
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[3]	12,500,001	13,373,963
TAL Advantage LLC, Series 2011-2A, Class A
4.31%	05/20/26	[3]	10,183,333	10,600,290
TAL Advantage LLC, Series 2012-1A, Class A
3.86%	05/20/27	[3]	9,884,167	10,320,365

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.47%	05/15/20	2,3,4,†	$3,400,000	$3,353,259
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	25,974,375	27,340,679
Textainer Marine Containers Ltd., Series 2012-1A, Class A (Bermuda)
4.21%	04/15/27	[3,4]	14,375,000	15,209,232
Trinity Rail Leasing LP, Series 2006-1A, Class A1
5.90%	05/14/36	3,†	7,006,222	7,797,655
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
8.00%	07/06/14	3,5,†	29,021,429	29,021,132
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.39%	11/26/21	[2,3]	28,783,750	27,997,752
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.36%	02/26/19	[2,3]	13,076,281	12,891,932
Triton Container Finance LLC, Series 2012-1A, Class A
4.21%	05/14/27	[3]	19,478,333	20,566,675
U-Haul S Fleet LLC, Series 2007-BT1, Class BT
5.56%	02/25/20	[3]	19,057,720	19,919,977
Venture CDO Ltd., Series 2012-10A, Class C (Cayman Islands)
3.72%	07/20/22	[2,3,4]	10,000,000	9,729,780
Veritas CLO Ltd., Series 2004-1A, Class C (Cayman Islands)
1.73%	09/05/16	[2,3,4]	5,000,000	4,813,415

Total Asset-Backed Securities (Cost $1,012,810,785)				1,022,055,127

BANK LOANS — 0.90%*
Automotive — 0.22%
Chrysler Group LLC, Term Loan, 1st Lien
6.00%	05/24/17	[2,6]	47,766,291	48,797,899

Communications — 0.08%
Cengage Learning Acquisitions, Inc., Term Loan B
2.47%	07/03/14	[2,6]	1,900,000	1,811,861
Intelsat Jackson Holdings, Term Loan B, 1st Lien
5.25%	04/02/18	[2,6]	15,800,000	15,878,020

				17,689,881

Electric — 0.22%
Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien
4.76%	10/10/17	[2,6]	72,033,320	49,804,269

See accompanying notes to Schedule of Portfolio Investments.

45  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy — 0.07%
El Dorado, Secured Term Loan, 1st Lien
0.00%	04/03/17	[2,5,6]	$16,000,000	$15,840,000

Gaming — 0.19%
Caesars Entertainment Operating Co., Inc., Term Loan B6, 1st Lien
5.47%	01/28/18	[2,6]	47,229,758	43,046,571

Health Care — 0.10%
HCA, Inc., Term Loan EXT B3
3.47%	05/01/18	[2,6]	20,950,678	21,016,149

Transportation — 0.02%
Delta Air Lines, Inc., Term Loan B, 1st Lien
5.50%	04/20/17	[2,6]	3,456,250	3,492,973

Total Bank Loans (Cost $191,725,948)				199,687,742

CORPORATES — 18.89%*
Banking — 4.47%
Abbey National Treasury Services PLC/London (United Kingdom)
2.88%	04/25/14	[4]	740,000	749,883
3.88%	11/10/14	[3,4]	23,210,000	23,700,056
Abbey National Treasury Services PLC/Stamford CT (YCD) (United Kingdom)
1.75%	04/25/13	[2,4]	13,950,000	13,977,768
Ally Financial, Inc.
2.62%	12/01/14	[2]	9,009,000	8,850,081
Bank of America Corp.
5.62%	07/01/20		89,425,000	102,134,886
5.75%	12/01/17		1,145,000	1,318,880
6.00%	09/01/17		300,000	347,379
6.50%	08/01/16		4,820,000	5,579,179
Bank of America N.A. (BKNT)
0.67%	06/15/16	[2]	11,945,000	11,272,891
0.69%	06/15/17	[2]	33,420,000	30,766,987
5.30%	03/15/17		30,900,000	34,347,018
6.10%	06/15/17		73,616,000	83,695,503
Bank One Corp. (STEP)
8.53%	03/01/19		1,700,000	2,162,070
Barclays Bank PLC (United Kingdom)
5.20%	07/10/14	[4]	12,079,000	12,899,043
Capital One Financial Corp.
7.38%	05/23/14		3,710,000	4,084,773
Chase Capital III, Series C
0.97%	03/01/27	[2]	4,500,000	3,472,273
Chase Capital VI
1.07%	08/01/28	[2]	19,865,000	15,265,853
City National Corp./CA
5.12%	02/15/13		6,200,000	6,279,193

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Commonwealth Bank of Australia (Australia)
1.12%	03/17/14	[2,3,4]	$14,785,000	$14,814,582
2.12%	03/17/14	[3,4]	28,275,000	28,754,500
Commonwealth Bank of Australia/New York (Australia)
1.95%	03/16/15	[4]	16,600,000	16,955,298
Credit Suisse USA, Inc.
5.12%	08/15/15		15,000	16,621
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[4]	14,868,000	15,267,652
Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[4]	11,790,000	12,596,224
6.00%	02/15/18	[4]	36,759,000	41,704,666
Deutsche Bank AG/London, Series G (MTN) (Germany)
4.88%	05/20/13	[4]	14,320,000	14,707,170
Discover Bank/Greenwood DE (BKNT)
8.70%	11/18/19		15,510,000	19,953,848
First Chicago NBD Institutional Capital I
1.00%	02/01/27	[2]	5,355,000	4,137,060
HBOS Capital Funding LP (United Kingdom)
6.07%	06/24/49	[2,3,4]	5,823,000	4,556,497
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	33,673,000	34,373,984
HSBC Bank PLC (United Kingdom)
1.26%	01/17/14	[2,3,4]	29,100,000	29,092,852
3.10%	05/24/16	[3,4]	28,270,000	29,757,008
HSBC Holdings PLC (United Kingdom)
5.10%	04/05/21	[4]	23,395,000	27,156,965
JPMorgan Chase & Co.
4.25%	10/15/20		9,525,000	10,386,988
4.62%	05/10/21		51,300,000	57,298,127
6.30%	04/23/19		170,000	208,780
JPMorgan Chase & Co., Series C (MTN)
0.00%	07/23/13	[2]	2,500,000	2,492,750
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		5,040,000	5,800,602
6.00%	07/05/17		1,588,000	1,863,931
6.00%	10/01/17		47,807,000	56,635,901
M&T Capital Trust III
9.25%	02/01/27		10,200,000	10,416,424
National Australia Bank Ltd. (Australia)
5.35%	06/12/13	[3,4]	20,425,000	21,086,076
National Australia Bank/New York (MTN) (Australia)
2.75%	03/09/17	[4]	69,825,000	73,199,116
National Capital Trust II
5.49%	12/29/49	[2,3]	2,717,000	2,749,351

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  46

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Royal Bank of Scotland PLC (United Kingdom)
2.55%	09/18/15	[4]	$13,700,000	$13,871,473
Royal Bank of Scotland PLC, Series 1 (United Kingdom)
2.85%	08/23/13	[2,4]	10,830,000	10,960,458
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[3,4]	23,240,000	24,630,496
Wachovia Corp.
0.79%	10/28/15	[2]	13,165,000	12,915,234
Wachovia Corp. (MTN)
5.50%	05/01/13		35,000	36,038
Westpac Banking Corp. (Australia)
1.19%	03/31/14	[2,3,4]	32,750,000	32,945,845
4.88%	11/19/19	[4]	225,000	258,714

				992,504,947

Communications — 0.75%
Cablevision Systems Corp.
5.88%	09/15/22		16,630,000	16,546,850
CCH II LLC/CCH II Capital Corp.
13.50%	11/30/16		7,520,000	8,149,800
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%	01/15/19		17,875,000	19,483,750
7.25%	10/30/17		4,432,000	4,853,040
7.88%	04/30/18		5,000,000	5,437,500
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20		16,029,000	18,232,988
Comcast Cable Communications Holdings, Inc.
9.46%	11/15/22		250,000	373,937
Frontier Communications Corp.
6.62%	03/15/15		1,625,000	1,771,250
8.25%	05/01/14		46,000	50,140
Frontier Communications Corp. (WI)
7.88%	04/15/15		2,265,000	2,542,463
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	10/15/20	[3,4]	12,820,000	13,845,600
7.25%	10/15/20	[4]	3,000,000	3,247,500
8.50%	11/01/19	[4]	4,970,000	5,628,525
ipcs, Inc.
2.57%	05/01/13	[2]	6,255,000	6,255,000
Nextel Communications, Inc., Series C
5.95%	03/15/14		37,620,000	37,690,538
Qwest Communications International, Inc.
8.00%	10/01/15		10,953,000	11,445,885
Telecom Italia Capital SA (Luxembourg)
7.72%	06/04/38	[4]	125,000	126,250

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Verizon Communications, Inc.
1.95%	03/28/14		$9,646,000	$9,874,527
Windstream Corp. (WI)
8.12%	09/01/18		1,725,000	1,845,750

				167,401,293

Consumer Discretionary — 0.07%
American Airlines, Series 2011-1, Class A Pass-Through Trust
5.25%	01/31/21		4,665,329	4,910,258
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
5.75%	10/15/20	[3]	11,650,000	11,679,125

				16,589,383

Electric — 2.06%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[3]	78,472,000	84,749,760
Cedar Brakes I LLC
8.50%	02/15/14	[3]	2,488,364	2,578,076
Cedar Brakes II LLC
9.88%	09/01/13	[3]	1,585,316	1,628,091
Cleco Power LLC
6.65%	06/15/18		17,795,000	21,238,582
Coso Geothermal Power Holdings
7.00%	07/15/26	[3]	26,070,774	11,210,433
Dynegy Roseton/Danskammer Pass-Through Trust, Series B
7.67%	11/08/16	[7,8]	54,205,000	32,794,025
Entergy Gulf States Louisiana LLC (WI)
6.00%	05/01/18		17,500,000	20,405,280
FirstEnergy Corp., Series C
7.38%	11/15/31		120,000	159,319
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[3]	225,250	177,925
FPL Energy Wind Funding LLC
6.88%	06/27/17	[3]	838,350	733,556
GenOn Americas Generation LLC
8.50%	10/01/21		11,952,000	13,057,560
Kansas City Power & Light Co.
6.38%	03/01/18		4,290,000	5,153,530
Mirant Mid Atlantic Pass-Through Trust, Series B
9.12%	06/30/17		23,874,360	26,142,424
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		8,836,850	10,029,825
Nevada Power Co.
5.45%	05/15/41		600,000	740,257

See accompanying notes to Schedule of Portfolio Investments.

47  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
NextEra Energy Capital Holdings, Inc.
5.35%	06/15/13		$955,000	$985,407
NRG Energy, Inc.
7.62%	01/15/18		30,365,000	33,021,938
NRG Energy, Inc. (WI)
7.62%	05/15/19		17,558,000	18,611,480
Oncor Electric Delivery Co. LLC
5.25%	09/30/40		9,938,000	10,651,215
5.30%	06/01/42		65,865,000	72,249,163
PNM Resources, Inc.
9.25%	05/15/15		15,387,000	17,695,050
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,952,475
Public Service Co. of New Mexico
5.35%	10/01/21		5,320,000	6,036,921
7.95%	05/15/18		41,137,000	50,486,665
PVNGS II Funding Corp., Inc.
8.00%	12/30/15		1,138,000	1,183,869
Virginia Electric and Power Co.
5.10%	11/30/12		9,295,000	9,365,047

				457,037,873

Energy — 1.67%
Arch Coal, Inc.
7.00%	06/15/19		39,074,000	32,626,790
7.25%	06/15/21		2,000,000	1,680,000
El Paso Pipeline Partners
4.10%	11/15/15		46,175,000	49,309,313
5.00%	10/01/21		9,825,000	10,868,906
Newfield Exploration Co.
5.62%	07/01/24		37,800,000	42,123,375
Panhandle Eastern Pipeline Co. LP
6.20%	11/01/17		2,250,000	2,693,630
8.12%	06/01/19		2,292,000	2,860,870
Petrobras International Finance Co. - Pifco (Cayman Islands)
6.88%	01/20/40	[4]	150,000	189,291
Sabine Pass LNG LP
7.25%	11/30/13		60,519,000	64,755,330
7.50%	11/30/16		25,450,000	27,549,625
7.50%	11/30/16	[3]	19,273,000	20,092,103
Southern Union Co.
3.46%	11/01/66	[2]	75,433,000	60,534,983
Tennessee Gas Pipeline Co.
8.00%	02/01/16		25,955,000	31,015,836
Valero Energy Corp.
7.50%	04/15/32		3,720,000	4,658,593
Williams Cos., Inc.
7.88%	09/01/21		13,196,000	17,331,046

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
8.75%	03/15/32		$2,589,000	$3,585,863

				371,875,554

Finance — 5.83%
Alta Wind Holdings LLC
7.00%	06/30/35	[3]	16,431,706	18,506,301
Astoria Depositor Corp.
8.14%	05/01/21	[3]	16,220,000	15,084,600
Bear Stearns Cos. LLC
4.65%	07/02/18		4,330,000	4,885,756
7.25%	02/01/18		20,595,000	25,728,860
Cantor Fitzgerald LP
6.38%	06/26/15	[3]	15,325,000	15,521,727
Chase Capital II, Series B
0.94%	02/01/27	[2]	31,185,000	24,031,579
CIT Group, Inc.
5.25%	04/01/14	[3]	34,392,000	35,832,165
6.62%	04/01/18	[3]	17,150,000	19,593,875
Citigroup Capital III
7.62%	12/01/36		7,438,000	8,033,040
Citigroup, Inc.
0.72%	11/05/14	[2]	14,309,000	14,094,179
0.98%	08/25/36	[2]	24,399,000	16,442,062
2.14%	05/15/18	[2]	2,560,000	2,529,948
4.50%	01/14/22		4,443,000	4,887,673
4.59%	12/15/15		4,650,000	5,049,156
5.30%	10/17/12		50,000	50,096
5.30%	01/07/16		20,019,000	22,018,243
5.38%	08/09/20		8,425,000	9,756,184
5.85%	08/02/16		5,095,000	5,808,462
5.88%	01/30/42		7,300,000	8,741,966
6.00%	08/15/17		43,663,000	50,912,936
6.12%	11/21/17		5,055,000	5,954,613
6.12%	05/15/18		2,850,000	3,377,974
6.38%	08/12/14		3,950,000	4,302,188
8.12%	07/15/39		22,199,000	33,073,291
Countrywide Capital III, Series B
8.05%	06/15/27		3,000,000	3,468,750
Discover Financial Services
5.20%	04/27/22	[3]	4,515,000	4,933,910
Dolphin Subsidiary II, Inc.
7.25%	10/15/21	[3]	10,230,000	11,636,625
General Electric Capital Corp.
4.62%	01/07/21		20,325,000	22,737,598
5.62%	05/01/18		185,000	217,432
General Electric Capital Corp. (MTN)
0.52%	06/20/14	[2]	1,250,000	1,241,634
0.71%	08/07/18	[2]	22,453,000	21,462,639
0.82%	05/05/26	[2]	62,410,000	52,977,665

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  48

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
4.38%	09/16/20		$30,655,000	$33,837,491
5.38%	10/20/16		3,700,000	4,255,495
5.88%	01/14/38		9,795,000	11,713,684
General Electric Capital Corp., Series A (MTN)
6.75%	03/15/32		35,540,000	45,662,609
General Electric Capital Corp., Series E (MTN)
0.56%	03/20/14	[2]	30,100,000	29,638,627
General Electric Capital Corp., Series G (MTN)
6.15%	08/07/37		19,383,000	23,952,015
6.88%	01/10/39		40,750,000	54,636,622
Goldman Sachs Group, Inc.
0.82%	03/22/16	[2]	6,255,000	6,016,878
1.44%	02/07/14	[2]	1,624,000	1,623,713
3.62%	02/07/16		17,675,000	18,644,172
5.25%	07/27/21		17,775,000	19,609,525
5.75%	10/01/16		3,550,000	4,034,763
5.95%	01/18/18		100,000	116,259
6.00%	06/15/20		9,510,000	10,954,836
6.15%	04/01/18		31,176,000	36,431,151
6.25%	02/01/41		14,730,000	17,103,237
6.75%	10/01/37		500,000	539,395
7.50%	02/15/19		39,976,000	49,442,896
International Lease Finance Corp.
6.50%	09/01/14	[3]	32,080,000	34,486,000
6.75%	09/01/16	[3]	41,450,000	46,382,550
7.12%	09/01/18	[3]	3,955,000	4,627,350
JPMorgan Chase & Co.
4.35%	08/15/21		22,540,000	24,748,317
JPMorgan Chase Capital XIII, Series M
1.41%	09/30/34	[2]	5,543,000	4,246,287
JPMorgan Chase Capital XXI, Series U
1.39%	02/02/37	[2]	44,175,000	31,127,652
JPMorgan Chase Capital XXIII
1.44%	05/15/47	[2]	48,189,000	33,491,355
Macquarie Bank Ltd. (Australia)
6.62%	04/07/21	[3,4]	800,000	857,479
MBNA Corp.
6.12%	03/01/13		7,355,000	7,516,884
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	5,725,000	6,533,942
8.95%	05/18/17	[2]	5,800,000	6,677,540
9.57%	06/06/17	[2]	11,819,000	13,961,785
Morgan Stanley
0.94%	10/15/15	[2]	5,630,000	5,368,396
3.80%	04/29/16		9,140,000	9,443,717
4.20%	11/20/14		8,585,000	8,928,434

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
5.50%	07/24/20		$35,700,000	$38,607,051
5.75%	01/25/21		4,950,000	5,442,436
6.00%	05/13/14		19,905,000	21,144,713
7.30%	05/13/19		205,000	242,224
Morgan Stanley (MTN)
0.90%	10/18/16	[2]	22,310,000	20,928,038
5.62%	09/23/19		600,000	654,111
5.75%	10/18/16		8,550,000	9,471,937
5.95%	12/28/17		125,000	140,565
6.25%	08/28/17		8,000,000	9,071,533
6.62%	04/01/18		7,930,000	9,121,744
Morgan Stanley, Series G (MTN)
0.76%	01/09/14	[2]	2,970,000	2,931,152
5.45%	01/09/17		100,000	109,261
Pipeline Funding Co. LLC
7.50%	01/15/30	[3]	26,750,000	32,623,857
Prudential Financial, Inc. (MTN)
5.62%	05/12/41		450,000	508,092
Prudential Holdings LLC
8.70%	12/18/23	[3]	22,375,000	28,915,709
Raymond James Financial, Inc.
8.60%	08/15/19		8,453,000	10,569,690
Reckson Operating Partnership LP
5.00%	08/15/18		14,845,000	15,947,243
Woodbourne Capital Trust I
2.74%	04/08/49	[2,3,5]	900,000	351,000
Woodbourne Capital Trust II
2.74%	04/08/49	[2,3,5]	925,000	360,750
Woodbourne Capital Trust III
2.74%	04/08/49	[2,3,5]	1,525,000	594,750
WT Finance Aust Pty Ltd./Westfield Capital/WEA Finance LLC (Australia)
5.12%	11/15/14	[3,4]	2,170,000	2,344,368
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	6,475,000	6,895,875

				1,296,480,282

Food — 0.00%
Ralcorp Holdings, Inc.
4.95%	08/15/20		150,000	158,442

Health Care — 0.81%
CHS/Community Health Systems, Inc.
5.12%	08/15/18		3,725,000	3,874,000
8.00%	11/15/19		14,425,000	15,867,500
HCA, Inc.
6.50%	02/15/20		9,550,000	10,648,250
7.25%	09/15/20		51,030,000	57,408,750
HCA, Inc. (WI)
7.88%	02/15/20		16,061,000	18,128,854

See accompanying notes to Schedule of Portfolio Investments.

49  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
8.50%	04/15/19		$26,920,000	$30,352,300
Tenet Healthcare Corp.
8.88%	07/01/19		37,745,000	42,651,850

				178,931,504

Industrials — 0.09%
General Electric Co.
5.25%	12/06/17		17,163,000	20,330,432

Insurance — 0.79%
Farmers Exchange Capital
7.05%	07/15/28	[3]	19,151,000	23,347,956
7.20%	07/15/48	[3]	18,265,000	21,504,079
Farmers Insurance Exchange
8.62%	05/01/24	[3]	18,595,000	25,463,098
MetLife Capital Trust X
9.25%	04/08/38	[3]	11,500,000	15,237,500
MetLife, Inc.
2.38%	02/06/14		10,775,000	11,029,419
Metropolitan Life Global Funding I
3.88%	04/11/22	[3]	27,050,000	29,555,560
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	12,949,000	12,164,032
6.60%	04/15/34	[3]	19,518,000	20,037,310
Pricoa Global Funding I
5.45%	06/11/14	[3]	15,130,000	16,250,543

				174,589,497

Materials — 0.00%
ArcelorMittal (Luxembourg)
5.50%	08/05/20	[4]	140,000	134,882
Southern Copper Corp.
6.38%	07/27/15		100,000	113,137

				248,019

Real Estate Investment Trust (REIT) — 1.71%
BRE Properties, Inc.
5.50%	03/15/17		100,000	113,293
Camden Property Trust
4.62%	06/15/21		600,000	674,711
Duke Realty LP
5.40%	08/15/14		1,400,000	1,494,435
6.25%	05/15/13		75,000	77,510
ERP Operating LP
5.75%	06/15/17		100,000	119,131
HCP, Inc.
3.75%	02/01/19		7,450,000	7,826,697
5.38%	02/01/21		15,225,000	17,322,159
5.62%	05/01/17		1,508,000	1,720,801
6.00%	01/30/17		16,320,000	18,801,227

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
6.75%	02/01/41		$150,000	$194,273
7.07%	06/08/15		125,000	140,997
HCP, Inc. (MTN)
6.30%	09/15/16		27,719,000	31,784,019
6.70%	01/30/18		36,430,000	43,751,108
Health Care REIT, Inc.
4.12%	04/01/19		21,800,000	23,289,127
4.70%	09/15/17		31,473,000	34,774,927
4.95%	01/15/21		5,975,000	6,550,118
5.25%	01/15/22		26,805,000	30,127,657
6.12%	04/15/20		4,385,000	5,106,052
6.50%	03/15/41		18,965,000	22,248,844
Healthcare Realty Trust, Inc.
5.75%	01/15/21		21,375,000	23,726,985
6.50%	01/17/17		220,000	250,717
Highwoods Realty LP
7.50%	04/15/18		6,810,000	8,024,298
Kimco Realty Corp., Series C (MTN)
5.19%	10/01/13		100,000	103,582
Post Apartment Homes LP
4.75%	10/15/17		21,885,000	24,051,177
PPF Funding, Inc.
5.50%	01/15/14	[3]	195,000	199,883
Shurgard Storage Centers LLC
5.88%	03/15/13		624,000	637,763
Simon Property Group LP
6.12%	05/30/18		1,290,000	1,577,402
UDR, Inc.
6.05%	06/01/13		3,608,000	3,723,727
UDR, Inc. (MTN)
4.25%	06/01/18		5,500,000	6,081,805
5.25%	01/15/15		200,000	216,144
UDR, Inc., Series E (MTN)
5.13%	01/15/14		7,075,000	7,382,966
Ventas Realty LP/Ventas Capital Corp.
4.75%	06/01/21		10,925,000	12,009,150
WEA Finance LLC
7.12%	04/15/18	[3]	38,063,000	46,584,544
Weingarten Realty Investors (MTN)
4.99%	09/03/13		18,000	18,584

				380,705,813

Transportation — 0.64%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		2,616,916	2,838,536
Continental Airlines Pass-Through Trust, Series 1999, Class C2
7.26%	03/15/20		10,886,456	11,975,102

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  50

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		$4,459,691 $	4,972,555
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,384,782	2,509,983
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		7,371,770	8,422,247
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		31,745,536	34,880,407
Delta Air Lines Pass-Through Trust, Series 2011, Class A
5.30%	04/15/19		10,100,414	10,958,949
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A-1
7.04%	04/01/22		2,963,092	3,309,403
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		17,102,783	19,710,957
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		21,398,258	22,896,136
US Airways Pass-Through Trust, Series 2011-1, Class A
7.12%	10/22/23		5,756,024	6,356,809
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		12,000,000	12,922,500

				141,753,584

Total Corporates
(Cost $3,867,306,679)				4,198,606,623

MORTGAGE-BACKED — 49.13%**
Commercial Mortgage-Backed — 5.65%
Banc of America Large Loan, Inc., Series 2010-UB4, Class A4A
5.04%	12/20/41	[2,3]	14,510,000	15,268,873
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5
4.86%	07/10/43	[2]	855,000	938,699
Banc of America Re-Remic Trust, Series 2011-STRP, Class A7
1.90%	02/17/42	[3]	2,655,108	2,654,292
Banc of America Re-Remic Trust, Series 2011-STRP, Class A9
1.32%	07/17/39	[3]	1,834,367	1,832,608
Bank of America Commercial Mortgage, Inc., Series 2005-6, Class A4
5.36%	09/10/47	[2]	105,251,000	118,355,476

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bayview Commercial Asset Trust, Series 2006-3A, Class A1
0.47%	10/25/36	[2,3]	$6,208,387	$3,747,454
Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4
5.19%	05/11/39	[2]	38,893,522	40,116,820
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4
4.68%	08/13/39	[2]	5,550,656	5,708,947
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR5, Class A5
4.98%	07/11/42	[2]	55,510,000	58,904,653
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.30%	10/12/42	[2]	75,095,000	83,984,160
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class A4
5.71%	04/12/38	[2]	21,441,490	24,626,870
Commercial Mortgage Asset Trust, Series 1999-C1, Class A4
6.98%	01/17/32	[2]	14,783,627	15,061,131
Commercial Mortgage Pass-Through Certificates, Series 2005-C6, Class A5A
5.12%	06/10/44	[2]	47,895,000	53,009,420
Commercial Mortgage Pass-Through Certificates, Series 2005-LP5, Class A4
4.98%	05/10/43	[2]	19,501,000	21,522,084
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3
6.13%	04/15/37		44,932	45,734
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A4
5.23%	12/15/40	[2]	1,470,000	1,633,361
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[3]	29,480,000	34,562,411
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		48,755,000	53,513,317
GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class X
1.08%	05/15/35	[2,5]	21,058,103	503,036
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	65,368,999	69,081,762
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	97,585,000	108,675,974
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1A, Class A2
4.77%	03/12/39		8,104,704	8,161,219

See accompanying notes to Schedule of Portfolio Investments.

51  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4
4.90%	09/12/37		$2,920,000	$3,229,416
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.36%	12/15/44	[2]	4,380,000	4,925,313
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	5,495,000	5,681,250
Lehman Brothers Small Balance Commercial, Series 2007-1A, Class 2A3
5.62%	03/25/37	2,3,†	15,000,000	12,730,033
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4
5.29%	01/12/44	[2]	550,000	614,966
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class ASB
5.13%	12/12/49	[2]	20,865,860	22,012,094
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	08/15/49		16,551,000	17,969,437
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		41,015,000	45,325,656
Morgan Stanley Capital I, Series 2006-HQ9, Class A4
5.73%	07/12/44	[2]	405,000	468,994
Morgan Stanley Capital I, Series 2006-T21, Class A4
5.16%	10/12/52	[2]	35,975,000	40,496,698
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.99%	08/12/41	[2]	44,680,000	53,035,857
Morgan Stanley Capital I, Series 2011-C3, Class A4
4.12%	08/15/49		13,563,000	15,416,152
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1
3.67%	02/11/36		381,831	381,595
RBSCF Trust, Series 2010-MB1, Class A2
3.69%	04/15/24	[3]	15,000,000	16,023,518
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	19,725,681	17,851,741
Spirit Master Funding LLC, Series 2006-1A, Class A
5.76%	03/20/24	[3]	8,627,559	7,807,941
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3
5.58%	08/15/39	[2]	3,115,000	3,329,578

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A4
4.85%	10/15/41	[2]	$4,320,113	$4,679,577
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[2]	37,720,000	41,981,606
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4
5.41%	10/15/44	[2]	21,447,630	23,934,425
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		52,205,000	54,744,068
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		62,497,000	69,672,343
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class A2
3.43%	06/15/45		67,165,000	72,658,560

				1,256,879,119

Non-Agency Mortgage-Backed — 16.79%
Aames Mortgage Trust, Series 2002-1, Class A3 (STEP)
6.74%	06/25/32		69,156	64,148
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.44%	02/25/37	[2]	46,125,000	22,791,147
ACE Securities Corp., Series 2006-HE3, Class A2C
0.37%	06/25/36	[2]	5,237,707	2,157,003
Adjustable Rate Mortgage Trust, Series 2005-10, Class 6A1
0.76%	01/25/36	[2]	603,264	470,679
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.45%	09/25/35	[2]	6,099,242	5,535,940
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A1
0.37%	03/25/37	[2]	11,457,679	5,634,021
American Home Mortgage Assets, Series 2007-1, Class A1
0.85%	02/25/47	[2]	87,762,555	48,537,476
American Home Mortgage Assets, Series 2007-4, Class A2
0.41%	08/25/37	[2]	16,086,785	13,453,210
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1
0.42%	03/25/46	[2]	3,272,638	2,119,056
American Home Mortgage Investment Trust, Series 2006-1, Class 2A3
2.46%	12/25/35	[2]	248,834	167,228

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  52

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
American Home Mortgage Investment Trust,
Series 2007-1, Class GA1C
0.41%	05/25/47	[2]	$54,135,852	$31,934,198
Ameriquest Mortgage Securities, Inc., Series
2005-R11, Class A2C
0.45%	01/25/36	[2]	2,106,778	2,101,098
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		131,486	136,293
Argent Securities, Inc., Series 2005-W4,
Class A2C
0.52%	02/25/36	[2]	4,610,281	4,526,722
Argent Securities, Inc., Series 2005-W5,
Class A2D
0.54%	01/25/36	[2]	28,478,000	12,606,128
Asset Backed Funding Certificates, Series
2007-WMC1, Class A2B
1.22%	06/25/37	[2]	42,477,000	22,739,455
Asset Backed Securities Corp. Home Equity,
Series 2006-HE6, Class A5
0.45%	11/25/36	[2]	18,411,000	7,896,110
Banc of America Funding Corp., Series
2003-2, Class 1A1
6.50%	06/25/32		68,811	72,426
Banc of America Funding Corp., Series
2005-B, Class 3A1B
0.53%	04/20/35	[2]	12,556,568	10,890,199
Banc of America Funding Corp., Series
2006-G, Class 2A3
0.39%	07/20/36	[2]	57,520,821	56,864,336
Banc of America Funding Corp., Series
2007-8, Class 2A1
7.00%	10/25/37		21,770,220	13,042,641
Banc of America Funding Corp., Series
2010-R4, Class 3A3
1.26%	09/26/46	[2,3]	19,909,147	7,128,968
Banc of America Mortgage Securities, Inc.,
Series 2004-F, Class 1A1
3.00%	07/25/34	[2]	210,710	197,799
Banc of America Mortgage Securities, Inc.,
Series 2005-C, Class 2A2
3.13%	04/25/35	[2]	2,296,513	1,982,029
Banc of America Mortgage Securities, Inc.,
Series 2005-E, Class 2A6
3.11%	06/25/35	[2]	62,209	57,892
Banc of America Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.00%	09/25/37		2,326,911	2,177,203
Banco de Credito Y Securitizacion SA, Series
2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,4,5]	8,000	600

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bayview Financial Acquisition Trust, Series
2005-D, Class AF3
5.50%	12/28/35	[2]	$808,807	$845,475
BCAP LLC Trust, Series 2011-RR3,
Class 1A5
3.10%	05/27/37	[2,3]	21,515,012	21,040,692
BCAP LLC Trust, Series 2007-AA1,
Class 2A1
0.40%	03/25/37	[2]	1,884,430	1,343,693
BCAP LLC Trust, Series 2007-AA2,
Class 2A5
6.00%	04/25/37		828,590	678,176
BCAP LLC Trust, Series 2010-RR11,
Class 3A2
3.02%	06/27/36	[2,3]	12,180,696	11,386,760
BCAP LLC Trust, Series 2011-RR2,
Class 3A6
3.03%	11/21/35	[2,3]	23,190,859	21,620,153
BCAP LLC Trust, Series 2011-RR3,
Class 5A3
2.84%	11/27/37	[2,3]	15,603,664	14,873,241
BCAP LLC Trust, Series 2011-RR4,
Class 1A3
3.10%	03/26/36	[2,3]	22,050,460	21,109,644
BCAP LLC Trust, Series 2011-RR5,
Class 1A3
2.86%	03/26/37	[2,3]	1,869,696	1,735,078
BCAP LLC Trust, Series 2011-RR5,
Class 2A3
3.04%	06/26/37	[2,3]	9,963,464	9,899,518
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-4, Class 3A1
4.98%	07/25/33	[2]	104,463	106,771
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-10, Class 14A1
5.24%	01/25/35	[2]	15,779,175	15,972,628
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2006-4, Class 2A1
2.71%	10/25/36	[2]	2,065,082	1,451,958
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2007-1, Class 2A1
2.78%	02/25/47	[2]	5,789,065	3,647,070
Bear Stearns Alt-A Trust, Series 2005-4,
Class 21A1
2.97%	05/25/35	[2]	25,904,339	17,298,838
Bear Stearns Alt-A Trust, Series 2006-3,
Class 1A1
0.41%	05/25/36	[2]	4,165,691	2,316,997
Bear Stearns Alt-A Trust, Series 2006-3,
Class 23A1
2.94%	05/25/36	[2]	4,739,774	2,387,810

See accompanying notes to Schedule of Portfolio Investments.

53  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Alt-A Trust, Series 2006-4, Class 32A1
2.95%	07/25/36	[2]	$5,655,288	$2,486,401
Bear Stearns Asset Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		51,227	49,635
Bear Stearns Asset Backed Securities Trust, Series 2005-TC2, Class A3
0.59%	08/25/35	[2]	16,393,003	15,852,796
Bear Stearns Asset Backed Securities Trust, Series 2006-HE10, Class 1A2
0.42%	12/25/36	[2]	23,770,000	17,418,875
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1
0.40%	10/25/36	[2]	3,846,230	2,204,082
BHN I Mortgage Fund, Series 1997-2, Class A1 (Argentina)
1.51%	05/31/17	2,3,4,5,7,8,†	13,760	138
BHN I Mortgage Fund, Series 1997-2, Class A2 (Argentina)
7.54%	05/31/17	3,4,5,7,8,†	2,500	25
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	3,4,5,†	6,000	60
Bombardier Capital Mortgage Securitization Corp., Series 2001-A, Class A
6.80%	12/15/30	[2]	32,096,417	33,298,027
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.50%	01/25/35	[2,3]	2,021,580	1,642,703
Centex Home Equity, Series 2006-A, Class AV3
0.38%	06/25/36	[2]	27,071,617	26,326,863
Centex Home Equity, Series 2006-A, Class AV4
0.47%	06/25/36	[2]	125,000	98,672
Chase Mortgage Finance Corp., Series 2006-A1, Class 1A2
3.05%	09/25/36	[2]	2,299,675	1,816,436
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.87%	07/25/37	[2]	11,929,533	11,710,324
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		12,761,494	12,445,519
Chaseflex Trust, Series 2006-2, Class A2B
0.42%	09/25/36	[2]	3,281,635	2,267,503
Chaseflex Trust, Series 2007-M1, Class 1A2
0.45%	08/25/37	[2]	16,418,322	8,976,510
Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A12
5.00%	02/25/35		703,000	702,173

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
6.05%	03/25/37	†	$650,000	$552,500
Citigroup Mortgage Loan Trust, Inc. 2006-WFH2 A2A
0.37%	08/25/36	[2]	6,895,802	6,094,513
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.17%	02/25/34	[2]	294,503	287,975
Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2
4.70%	05/25/34	[2,3]	14,627,809	15,238,037
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 3A2A
2.74%	10/25/35	[2]	17,234,582	9,235,857
Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1, Class A2B
0.38%	09/25/36	[2]	385,118	185,536
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.42%	01/25/37	[2]	28,000	21,060
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.40%	03/25/37	[2]	39,857,000	34,613,094
Citigroup Mortgage Loan Trust, Inc., Series 2012-3, Class 4A1
2.50%	11/25/36	[2,3]	4,516,090	4,529,722
Collateralized Mortgage Obligation Trust, Series 57, Class D
9.90%	02/01/19		3,120	3,637
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		9,710,212	10,303,001
Conseco Finance, Series 2001-C, Class A5 (STEP)
7.29%	08/15/33		2,301,900	2,302,571
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	73,448	73,978
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	458,193	354,597
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	19,007,000	20,727,067
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	158,238	164,471
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[2]	8,454,782	9,144,085
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		11,205,386	12,181,202

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  54

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	$9,150,000	$8,401,848
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		27,474	28,984
Countrywide Alternative Loan Trust, Series 2005-27, Class 1A2
1.55%	08/25/35	[2]	14,416	10,294
Countrywide Alternative Loan Trust, Series 2005-36, Class 2A1A
0.53%	08/25/35	[2]	265,486	169,043
Countrywide Alternative Loan Trust, Series 2005-43, Class 4A1
5.28%	10/25/35	[2]	310,014	245,105
Countrywide Alternative Loan Trust, Series 2006-0A21, Class A3
0.50%	03/20/47	[2]	656,947	8,451
Countrywide Alternative Loan Trust, Series 2006-20CB, Class A7 (IO)
5.28%	07/25/36	[2,5]	18,532,121	3,338,469
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A19
0.72%	06/25/36	[2]	2,913,121	1,630,660
Countrywide Alternative Loan Trust, Series 2006-46, Class A4
6.00%	02/25/47		5,502,884	3,760,861
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1
2.90%	02/25/37	[2]	5,643,854	4,305,346
Countrywide Alternative Loan Trust, Series 2006-OC5, Class 2A2A
0.39%	06/25/36	[2]	3,114,910	2,081,942
Countrywide Alternative Loan Trust, Series 2007-16CB, Class 3A1
6.75%	08/25/37		12,772,783	7,454,158
Countrywide Alternative Loan Trust, Series 2007-5CB, Class 1A14 (IO)
5.13%	04/25/37	[2,5]	36,601,381	5,322,829
Countrywide Alternative Loan Trust, Series 2007-J1, Class 2A1
0.42%	03/25/37	[2]	1,431,756	531,512
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4
5.21%	02/25/36	[2]	7,000,000	4,816,385
Countrywide Asset-Backed Certificates, Series 2005-12, Class 2A5
5.24%	02/25/36	[2]	10,434,205	10,753,371
Countrywide Asset-Backed Certificates, Series 2005-13, Class AF4
5.42%	04/25/36	[2]	50,000	29,894

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates, Series 2005-2, Class M2
0.66%	08/25/35	[2]	$14,000,000	$12,587,561
Countrywide Asset-Backed Certificates, Series 2005-4, Class MV1
0.68%	10/25/35	[2]	186,181	181,784
Countrywide Asset-Backed Certificates, Series 2005-7, Class MV1
0.73%	11/25/35	[2]	8,109,181	8,047,369
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2
1.02%	10/25/47	[2]	15,515,338	11,330,145
Countrywide Asset-Backed Certificates, Series 2007-4, Class A1A
0.36%	09/25/37	[2]	1,989,005	1,975,731
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2001-HYB1, Class 1A1
2.08%	06/19/31	[2]	49,104	44,220
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, Class 1A4
5.25%	09/25/23		470,585	489,366
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
4.94%	08/25/34	[2]	5,385,351	5,488,774
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 1A
2.56%	06/20/34	[2]	157,153	156,344
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
2.96%	11/20/34	[2]	5,072,318	5,267,701
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-1, Class 2A1
0.51%	03/25/35	[2]	252,866	149,274
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 1A2
3.30%	04/25/35	[2]	2,283,828	1,580,773
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.52%	05/25/35	[2]	10,491,334	8,187,936
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB5, Class 4A1
4.94%	09/20/35	[2]	7,890,720	6,846,872
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB2, Class 2A1B
2.76%	04/20/36	[2]	5,651,190	3,918,190

See accompanying notes to Schedule of Portfolio Investments.

55  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY3, Class 2A1
2.96%	06/25/47	[2]	$29,466,961	$21,406,153
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1
3.54%	09/25/47	[2]	3,248,943	2,416,268
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 1A1
3.41%	03/25/37	[2]	2,673,813	1,599,768
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2004-29, Class 3A1
2.77%	02/25/35	[2]	7,799,906	4,624,941
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class A (STEP)
5.60%	09/25/31		55,349	56,293
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1
2.64%	02/25/33	[2]	74,067	71,405
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A4
2.70%	08/25/33	[2]	52,462	51,900
Credit Suisse Mortgage Capital Certificates, Series 2006-6, Class 2A1
0.82%	07/25/36	[2]	198,094	71,413
Credit Suisse Mortgage Capital Certificates, Series 2007-2, Class 3A4
5.50%	03/25/37		8,773,038	8,256,403
Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 1A11
7.00%	08/25/37		4,495,814	2,491,736
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class M1
0.91%	03/25/33	[2]	8,901,385	7,912,338
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
4.35%	01/25/36		12,074,147	7,196,029
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.37%	07/25/36	[2]	38,319,442	22,799,321
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
0.33%	10/25/36	[2]	14,712,846	14,189,303

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A3
0.37%	11/25/36	[2]	$9,971,693	$4,098,428
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4 (STEP)
5.10%	01/25/37		10,045,421	4,141,215
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF5 (STEP)
5.10%	01/25/37		18,782,068	7,741,442
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
5.43%	02/25/37		22,100,000	15,674,226
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2D (STEP)
5.49%	02/25/37		42,536,000	30,285,419
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2E (STEP)
5.68%	02/25/37		8,787,211	6,420,358
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A2
0.39%	04/25/37	[2]	35,610,000	17,990,973
CSAB Mortgage Backed Trust, Series 2006-4, Class A6B (STEP)
5.78%	12/25/36		5,268,016	1,558,369
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	84,165,000	84,316,234
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		35,017	34,499
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		1,261,250	962,196
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR6, Class A6
0.41%	02/25/37	[2]	2,390,365	1,403,129
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR1, Class A2
0.40%	01/25/47	[2]	1,943,348	891,114
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1
3.08%	02/25/36	[2]	2,909,165	1,992,006
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR3, Class 2A1A
0.46%	07/19/45	[2]	591,438	463,099

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  56

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Educational Funding of the South, Inc., Series 2012-1, Class A
1.27%	03/25/36	[2]	$27,703,538	$27,531,216
Equity One ABS, Inc., Series 1998-1, Class A2 (STEP)
7.48%	11/25/29		69,301	62,153
Equity One ABS, Inc., Series 2002-4, Class M1
5.22%	02/25/33	[2]	17,496	15,463
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FFH2, Class M1
0.70%	04/25/35	[2,3]	2,798,203	2,771,468
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF11, Class 2A3
0.37%	08/25/36	[2]	35,299,235	23,444,951
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class A2B
0.33%	12/25/37	[2]	23,722,238	14,029,666
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class A2C
0.38%	12/25/37	[2]	64,848,000	33,345,976
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class A2D
0.43%	12/25/37	[2]	28,000,000	14,484,467
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1, Class A2C
0.36%	01/25/38	[2]	118,700,000	64,418,882
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF2, Class A2B
0.32%	03/25/37	[2]	34,291,748	17,038,798
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF2, Class A2C
0.37%	03/25/37	[2]	29,556,717	14,802,698
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF2, Class A2D
0.44%	03/25/37	[2]	55,033,822	27,866,211
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1
2.56%	09/25/34	[2]	107,554	106,183
First Horizon Alternative Mortgage Securities, Series 2004-AA4, Class A1
2.60%	10/25/34	[2]	6,872,987	6,480,639
First Horizon Alternative Mortgage Securities, Series 2007-FA3, Class A6 (IO)
5.18%	06/25/37	[2,5]	7,792,794	1,528,038
First Horizon Asset Securities, Inc., Series 2004-AR5, Class 2A1
2.62%	10/25/34	[2]	4,532,457	4,526,490
First Horizon Asset Securities, Inc., Series 2007-AR3, Class 1A1
3.84%	11/25/37	[2]	929,804	755,412

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Fremont Home Loan Trust, Series 2005-C, Class M1
0.70%	07/25/35	[2]	$11,374,353	$10,812,391
Fremont Home Loan Trust, Series 2006-A, Class 2A3
0.38%	05/25/36	[2]	23,800,509	10,336,395
Fremont Home Loan Trust, Series 2006-C, Class 2A2
0.37%	10/25/36	[2]	89,698,570	35,868,216
GE Business Loan Trust, Series 2004-2X, Class B
0.70%	12/15/32		1,920,401	1,555,525
GE Business Loan Trust, Series 2007-1A, Class A
0.39%	04/16/35	[2,3]	11,622,389	9,956,418
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.66%	06/25/30	[2]	113,290	75,170
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
3.26%	06/25/34	[2]	17,241	16,987
GMAC Mortgage Corp. Loan Trust, Series 2005-AR1, Class 3A
3.49%	03/18/35	[2]	7,155,699	7,046,728
GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1
4.92%	11/19/35	[2]	2,907,135	2,726,232
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	46,237,390	50,351,408
Greenpoint Mortgage Funding Trust, Series 2005-AR3, Class 1A1
0.46%	08/25/45	[2]	3,796,217	2,586,582
Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A
0.30%	02/25/47	[2]	13,953,529	12,269,247
Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2
0.38%	02/25/37	[2]	630,609	325,159
GSAA Trust, Series 2006-16, Class A1
0.28%	10/25/36	[2]	9,752,520	4,476,173
GSAA Trust, Series 2006-19, Class A1
0.31%	12/25/36	[2]	7,823,752	4,111,448
GSAA Trust, Series 2007-10, Class A2A
6.50%	11/25/37		3,134,853	2,202,658
GSAA Trust, Series 2007-4, Class A1
0.32%	03/25/37	[2]	5,475,056	2,727,577
GSAMP Trust, Series 2005-AHL2, Class A2D
0.57%	12/25/35	[2]	25,693,000	11,074,225
GSAMP Trust, Series 2007-FM2, Class A2B
0.31%	01/25/37	[2]	17,607,768	6,803,351
GSAMP Trust, Series 2007-NC1, Class A2B
0.32%	12/25/46	[2]	67,833,454	31,528,664

See accompanying notes to Schedule of Portfolio Investments.

57  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1
2.84%	08/25/34	[2]	$18,572	$18,404
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
2.83%	08/25/34	[2]	1,469,000	1,470,363
GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1
2.73%	05/25/47	[2]	8,613,507	7,083,576
Harborview Mortgage Loan Trust, Series 2004-1, Class 2A
2.83%	04/19/34	[2]	32,055	32,009
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
3.11%	07/19/35	[2]	1,096,160	978,408
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A
1.22%	11/25/47	[2]	1,726,896	1,379,513
Home Equity Asset Trust, Series 2007-1, Class 2A1
0.28%	05/25/37	[2]	12,478	12,341
Home Equity Asset Trust, Series 2007-AR1, Class 2A1
2.83%	01/25/37	[2]	28,709,216	19,731,686
Home Equity Loan Trust, Series 2006-1, Class A1
0.38%	01/20/36	[2]	20,278,706	19,756,550
Home Equity Loan Trust, Series 2007-1, Class AM
0.46%	03/20/36	[2]	3,009,519	2,784,520
Home Equity Loan Trust, Series 2007-3, Class A4
1.72%	11/20/36	[2]	9,985,000	8,700,305
Home Equity Loan Trust, Series 2007-3, Class APT
1.42%	11/20/36	[2]	38,464,302	37,862,202
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV3
0.45%	04/25/37	[2]	14,448,000	6,850,512
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV4
0.56%	04/25/37	[2]	13,545,000	6,261,982
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3
0.41%	12/25/35	[2]	25,371,105	24,772,385
Impac CMB Trust, Series 2005-1, Class 1A1
0.74%	04/25/35	[2]	11,061,236	9,980,238
Impac Secured Assets Corp., CMN Owners Trust, Series 2004-3, Class 1
1.02%	11/25/34	[2]	1,611,483	1,610,634
Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A2
3.16%	03/25/37	[2]	2,686,762	2,251,625

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1
5.49%	11/25/37	[2]	$8,430,492	$7,491,381
Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A
2.66%	08/25/34	[2]	3,236,366	2,379,389
Indymac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1B
1.02%	08/25/34	[2]	47,033	35,797
Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
3.06%	10/25/34	[2]	407,435	402,868
Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
1.08%	09/25/34	[2]	152,722	116,385
Indymac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.02%	11/25/34	[2]	83,723	63,041
Indymac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1
2.73%	03/25/35	[2]	3,409,901	3,058,343
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
4.81%	09/25/35	[2]	739,906	565,830
Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1A
0.53%	10/25/36	[2]	341,739	241,248
Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1B
1.00%	10/25/36	[2]	352,006	258,525
Indymac Index Mortgage Loan Trust, Series 2005-AR25, Class 1A21
5.18%	12/25/35	[2]	11,453,979	9,643,941
Indymac Index Mortgage Loan Trust, Series 2005-AR31, Class 3A1
2.57%	01/25/36	[2]	4,923,502	3,833,916
Indymac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1
0.46%	04/25/35	[2]	1,498,774	1,187,179
Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2
3.03%	08/25/36	[2]	34,483,620	20,752,932
Indymac Index Mortgage Loan Trust, Series 2006-AR21, Class A1
0.34%	08/25/36	[2]	453,043	266,346
Indymac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A
0.43%	05/25/46	[2]	2,282,197	1,669,037
Indymac Index Mortgage Loan Trust, Series 2006-AR41, Class A3
0.40%	02/25/37	[2]	17,825,039	9,654,965

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  58

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust, Series 2006-AR7, Class 1A1
3.15%	05/25/36	[2]	$8,967,268	$5,001,277
Indymac Index Mortgage Loan Trust, Series 2006-AR8, Class A3A
0.45%	07/25/46	[2]	51,892,052	33,646,158
Indymac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.73%	06/25/37	[2]	9,297,789	4,742,159
Indymac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1
4.75%	08/25/37	[2]	13,138,363	10,089,514
Indymac Index Mortgage Loan Trust, Series 2007-AR5, Class 3A1
4.82%	05/25/37	[2]	9,332,925	6,102,538
Indymac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1
5.09%	04/25/37	[2]	814,675	585,211
Indymac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		395,034	394,357
Indymac Residential Asset Backed Trust, Series 2007-A, Class 2A4A
0.54%	04/25/47	[2]	13,246,000	6,632,344
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1
2.93%	05/25/36	[2]	1,733,981	1,016,671
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 5A1
5.45%	05/25/36	[2]	23,616,386	17,376,464
JPMorgan Alternative Loan Trust, Series 2006-S4, Class A4 (STEP)
5.96%	12/25/36		38,700,000	27,618,820
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 12A2
0.34%	06/25/37	[2]	1,775,349	1,768,608
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2, Class AV4
0.36%	10/25/36	[2]	16,800,000	9,732,702
JPMorgan Mortgage Acquisition Corp., Series 2006-WF1, Class A3A (STEP)
5.83%	07/25/36		8,499,476	5,117,492
JPMorgan Mortgage Acquisition Corp., Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36		7,300,649	4,417,977
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A4
0.43%	03/25/37	[2]	1,310,000	599,905
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF1
0.32%	03/25/47	[2]	471,453	320,350

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF2 (STEP)
5.08%	03/25/47		$9,480,000	$5,505,207
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF3 (STEP)
5.08%	03/25/47		10,000,000	5,770,220
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF4 (STEP)
5.08%	03/25/47		5,000,000	2,977,245
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
4.66%	11/25/33	[2]	755,271	721,285
JPMorgan Mortgage Trust, Series 2005-A3, Class 5A3
2.90%	06/25/35	[2]	299,096	259,224
JPMorgan Mortgage Trust, Series 2005-A5, Class 3A2
2.74%	08/25/35	[2]	49,598	49,272
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
5.41%	08/25/35	[2]	951,624	953,508
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		16,875,845	16,751,111
JPMorgan Mortgage Trust, Series 2006-A2, Class 2A4
5.39%	04/25/36	[2]	15,709,972	13,731,340
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
3.01%	05/25/36	[2]	3,776,392	2,975,529
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3
5.43%	05/25/36	[2]	2,958,296	2,458,702
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A4
3.00%	06/25/36	[2]	7,958,818	6,402,969
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.91%	07/25/35	[2]	9,349,045	9,549,844
JPMorgan Mortgage Trust, Series 2007-A3, Class 2A3
5.42%	05/25/37	[2]	9,307,766	7,488,147
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
5.30%	05/25/37	[2]	41,770	35,159
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1
2.99%	06/25/37	[2]	4,246,404	3,355,022
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3
5.59%	06/25/37	[2]	2,289,846	1,923,308

See accompanying notes to Schedule of Portfolio Investments.

59  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	$13,082,621	$14,556,810
Lehman XS Trust 2006-14N 3A2
0.34%	08/25/36	[2]	321,915	188,915
Lehman XS Trust, Series 2005-2, Class 1A1
0.50%	08/25/35	[2]	704,744	598,114
Lehman XS Trust, Series 2005-5N, Class 1A1
0.52%	11/25/35	[2]	4,445,478	3,465,430
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.52%	11/25/35	[2]	3,719,531	2,949,164
Lehman XS Trust, Series 2006-10N, Class 1A3A
0.43%	07/25/46	[2]	23,757,451	14,079,067
Lehman XS Trust, Series 2006-13, Class 1A2
0.39%	09/25/36	[2]	59,885,445	46,097,240
Lehman XS Trust, Series 2006-18N, Class A2A
0.37%	12/25/36	[2]	20,157,316	17,464,480
Lehman XS Trust, Series 2006-19, Class A2
0.39%	12/25/36	[2]	42,802,430	31,250,889
Lehman XS Trust, Series 2006-20, Class A2
0.39%	01/25/37	[2]	27,392,808	19,654,600
Lehman XS Trust, Series 2006-9, Class A1B
0.38%	05/25/46	[2]	74,801,732	57,475,744
Lehman XS Trust, Series 2007-10H, Class 2A2
7.50%	07/25/37		1,258,330	794,002
Long Beach Mortgage Loan Trust, Series 2006-4, Class 2A3
0.38%	05/25/36	[2]	22,861,392	8,326,256
Long Beach Mortgage Loan Trust, Series 2006-4, Class 2A4
0.48%	05/25/36	[2]	18,927,835	7,045,129
Long Beach Mortgage Loan Trust, Series 2006-5, Class 2A4
0.46%	06/25/36	[2]	43,031,181	16,773,946
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
5.03%	01/25/34	[2]	182,731	183,991
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
2.62%	11/21/34	[2]	60,000	61,560
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
3.06%	06/25/34	[2]	1,665	1,571

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2007-3, Class 22A5
0.56%	05/25/47	[2]	$728,850	$106,098
MASTR Asset Backed Securities Trust, Series 2006-HE4, Class A3
0.37%	11/25/36	[2]	23,882,637	9,642,961
MASTR Asset Backed Securities Trust, Series 2006-HE4, Class A4
0.43%	11/25/36	[2]	6,634,066	2,706,254
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A3
0.43%	05/25/37	[2]	26,441,000	12,872,021
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A4
0.50%	05/25/37	[2]	19,985,500	9,881,461
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		24,329	25,135
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.78%	10/25/32	[2]	49,500	47,376
MASTR Seasoned Securities Trust, Series 2004-2, Class A2
6.50%	08/25/32		2,260,278	2,405,957
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C
0.47%	04/25/37	[2]	49,075,833	24,844,297
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2B
0.39%	05/25/37	[2]	19,878,029	11,164,723
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C
0.46%	05/25/37	[2]	65,551,000	32,885,003
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2D
0.54%	05/25/37	[2]	30,000,000	15,241,785
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.40%	06/25/37	[2]	18,116,200	8,507,775
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.47%	06/25/37	[2]	34,732,000	15,859,465
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A3
0.38%	07/25/37	[2]	41,375,000	20,197,910
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-5, Class 2A2
1.22%	10/25/37	[2]	24,708,472	15,313,992
Merrill Lynch First Franklin Mortgage, Series 2007-1, Class A2B
0.39%	04/25/37	[2]	20,462,899	10,250,060

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  60

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, Class 1A1
2.55%	08/25/36	[2]	$2,607,309	$2,145,144
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A
0.43%	02/25/36	[2]	36,088	27,780
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2B (STEP)
5.61%	03/25/37		39,801,407	14,927,597
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2D (STEP)
5.90%	03/25/37		30,038,299	11,392,821
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38		435,567	450,310
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		646,876	688,851
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		28,646,010	30,390,065
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	19,507,568	20,737,344
Mid-State Trust, Series 6, Class A1
7.34%	07/01/35		58,650	61,032
Morgan Stanley ABS Capital I, Series 2006-HE1, Class A4
0.51%	01/25/36	[2]	4,800,000	2,652,161
Morgan Stanley ABS Capital I, Series 2006-HE5, Class A2C
0.36%	08/25/36	[2]	7,996,244	4,653,661
Morgan Stanley Home Equity Loan Trust, Series 2007-1, Class A2
0.32%	12/25/36	[2]	6,533,853	3,737,096
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1
0.54%	01/25/35	[2]	662,945	570,016
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A1
2.82%	10/25/34	[2]	321,594	307,816
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[2]	274,568	161,006
Morgan Stanley Mortgage Loan Trust, Series 2007-2AX, Class 2A1
0.31%	12/25/36	[2]	9,213,725	4,119,194
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 1A2S (STEP)
5.50%	02/25/47		1,038,896	1,020,261
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1
0.34%	04/25/37	[2]	8,801,327	3,885,500
Morgan Stanley Reremic Trust, Series 2010-R4, Class 1B
0.57%	01/26/36	[2,3]	7,700,000	6,983,307

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MortgageIT Trust, Series 2005-4, Class A1
0.50%	10/25/35	[2]	$3,263,992	$2,667,550
MortgageIT Trust, Series 2005-5, Class A1
0.48%	12/25/35	[2]	1,235,384	864,790
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4
0.47%	06/25/37	[2]	7,760,000	3,479,184
New Century Home Equity Loan Trust, Series 2005-2, Class A2C
0.52%	06/25/35	[2]	3,275,820	3,234,314
New Century Home Equity Loan Trust, Series 2005-C, Class A2D
0.56%	12/25/35	[2]	18,000,000	9,297,814
Newcastle Mortgage Securities Trust, Series 2006-1, Class A4
0.50%	03/25/36	[2]	65,579,000	57,721,849
Newcastle Mortgage Securities Trust, Series 2007-1, Class 2A3
0.45%	04/25/37	[2]	17,117,000	7,890,595
Nomura Asset Acceptance Corp., Series 2006-AR4, Class A1A
0.39%	12/25/36	[2]	676,552	380,547
Oakwood Mortgage Investors, Inc., Series 1998-A, Class A4
6.20%	05/15/28		2,611	2,635
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		19,330	19,698
Option One Mortgage Loan Trust, Series 2007-1, Class 2A4
0.44%	01/25/37	[2]	6,000,000	2,884,338
Ownit Mortgage Loan Asset Backed Certificates, Series 2006-4, Class A2D
0.46%	05/25/37	[2]	36,886,000	15,160,828
Park Place Securities, Inc., Series 2004-MHQ1, Class M1
0.92%	12/25/34	[2]	5,754,838	5,735,456
Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class AF6 (STEP)
4.76%	07/25/35		2,961,760	3,001,113
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A5 (STEP)
5.18%	01/25/36		22,910,000	15,505,683
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.53%	06/25/47	[2]	23,015,500	11,849,530
Residential Accredit Loans, Inc., Series 2003-QS3, Class A4
5.50%	02/25/18		121,668	127,286
Residential Accredit Loans, Inc., Series 2005-QA12, Class CB1
3.72%	12/25/35	[2]	8,852,814	6,112,177

See accompanying notes to Schedule of Portfolio Investments.

61  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41
3.32%	04/25/35	[2]	$9,844,295	$8,808,074
Residential Accredit Loans, Inc., Series 2005-QA7, Class A1
3.45%	07/25/35	[2]	596,809	387,553
Residential Accredit Loans, Inc., Series 2005-QA8, Class CB21
3.57%	07/25/35	[2]	7,114,801	4,562,575
Residential Accredit Loans, Inc., Series 2005-QO4, Class 2A1
0.50%	12/25/45	[2]	3,009,130	1,993,410
Residential Accredit Loans, Inc., Series 2005-QO5, Class A1
1.15%	01/25/46	[2]	15,925,654	10,083,957
Residential Accredit Loans, Inc., Series 2006-QA1, Class A21
3.93%	01/25/36	[2]	5,629,720	3,741,279
Residential Accredit Loans, Inc., Series 2006-QS10, Class AV (IO)
0.54%	08/25/36	[2,5]	84,089,232	1,876,830
Residential Accredit Loans, Inc., Series 2006-QS12, Class 2A9
0.60%	09/25/36	[2]	723,800	366,368
Residential Accredit Loans, Inc., Series 2006-QS2, Class 1AV (IO)
0.48%	02/25/36	[2,5]	284,377,685	5,550,768
Residential Accredit Loans, Inc., Series 2006-QS7, Class AV (IO)
0.67%	06/25/36	[2,5]	146,228,473	3,656,151
Residential Accredit Loans, Inc., Series 2006-QS8, Class AV (IO)
0.76%	08/25/36	[2,5]	358,507,111	11,527,079
Residential Accredit Loans, Inc., Series 2007-QS10, Class AV (IO)
0.44%	09/25/37	[2,5]	208,657,003	3,787,438
Residential Accredit Loans, Inc., Series 2007-QS4, Class 3AV (IO)
0.37%	03/25/37	[2,5]	137,521,082	2,077,325
Residential Accredit Loans, Inc., Series 2007-QS5, Class AV (IO)
0.23%	03/25/37	[2,5]	172,242,167	1,698,824
Residential Accredit Loans, Inc., Series 2007-QS6, Class AV (IO)
0.33%	04/25/37	[2,5]	380,748,626	5,127,542
Residential Accredit Loans, Inc., Series 2007-QS7, Class 2AV (IO)
0.37%	06/25/37	[2,5]	110,798,856	1,616,888
Residential Accredit Loans, Inc., Series 2007-QS8, Class AV (IO)
0.39%	06/25/37	[2,5]	282,474,230	4,704,467

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products, Inc., Series 2003-RS10, Class AI6 (STEP)
5.86%	11/25/33		$483,961	$484,074
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class AI6A (STEP)
5.98%	12/25/33		340,078	335,756
Residential Asset Mortgage Products, Inc., Series 2003-RS9, Class AI6A (STEP)
6.11%	10/25/33		40,309	39,779
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2
1.02%	12/25/34	[2]	1,753,214	1,593,284
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31		108,096	111,859
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A2
6.50%	12/25/31		108,118	111,094
Residential Asset Securities Corp., Series 2005-EMX2, Class M3
0.74%	07/25/35	[2]	450,000	217,744
Residential Asset Securitization Trust, Series 2004-IP2, Class 1A1
2.67%	12/25/34	[2]	657,510	610,375
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
2.73%	12/25/34	[2]	41,934	42,495
Residential Asset Securitization Trust, Series 2004-IP2, Class 3A1
2.69%	12/25/34	[2]	1,594,738	1,579,076
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A3
6.25%	07/25/36		2,810,825	1,955,286
Residential Funding Mortgage Securities I, Inc., Series 2005-SA5, Class 1A
3.14%	11/25/35	[2]	13,072,885	9,610,303
Residential Funding Mortgage Securities I, Inc., Series 2006-SA3, Class 3A1
6.01%	09/25/36	[2]	3,738,302	3,002,832
Residential Funding Mortgage Securities I, Inc., Series 2006-SA3, Class 4A1
6.06%	09/25/36	[2]	1,819,695	1,450,618
Residential Funding Mortgage Securities I, Inc., Series 2006-SA4, Class 2A1
3.76%	11/25/36	[2]	282,555	232,526
Residential Funding Mortgage Securities I, Inc., Series 2007-SA2, Class 2A2
3.31%	04/25/37	[2]	1,263,336	1,093,530
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		215,424	203,930

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  62

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.29%	02/25/25		$154,581	$153,271
Saxon Asset Securities Trust, Series 2005-2, Class M1
0.64%	10/25/35	[2]	28,660,619	27,748,007
Saxon Asset Securities Trust, Series 2007-1, Class A2C
0.37%	01/25/47	[2]	13,135,000	8,189,695
Saxon Asset Securities Trust, Series 2007-3, Class 2A3
0.62%	09/25/47	[2]	32,174,000	14,966,997
Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A
0.35%	05/25/37	[2]	34,176,329	18,148,041
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR3, Class M1
0.92%	04/25/35	[2]	2,940,170	2,724,538
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A2
0.45%	02/25/37	[2]	78,231,194	32,468,644
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3, Class A2B
0.44%	04/25/37	[2]	50,701,434	23,850,664
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
0.37%	12/25/36	[2]	55,074,330	26,494,691
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2, Class A2B
0.36%	01/25/37	[2]	160,000	69,051
Securitized Asset Backed Receivables LLC, Series 2007-BR1, Class A2A
0.33%	02/25/37	[2]	10,155,312	5,239,014
Securitized Asset Backed Receivables LLC, Series 2007-BR1, Class A2B
0.49%	02/25/37	[2]	49,732,760	25,765,498
Securitized Asset Backed Receivables LLC, Series 2007-BR5, Class A2C
0.57%	05/25/37	[2]	22,000,000	10,065,392
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.49%	02/25/36	[2]	2,459,703	1,390,931
SG Mortgage Securities Trust, Series 2006-FRE1, Class A2B
0.40%	02/25/36	[2]	28,578,398	15,761,444
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.46%	12/25/36	[2,3]	15,138,770	7,246,520
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.36%	12/25/36	[2]	26,596,844	25,586,449

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Equity Loan Trust, Series 2007-NS1, Class A4
0.52%	01/25/37	2,†	$12,405,000	$6,233,527
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A
2.85%	10/25/34	[2]	417,836	393,926
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2
2.83%	01/25/35	[2]	1,733,812	1,464,302
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 1A1
0.46%	05/25/37	[2]	5,378,546	3,093,955
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1
4.93%	10/25/47	[2]	2,354,890	1,432,630
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1
2.47%	12/27/35	[2]	2,755,022	1,796,530
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 24A1
2.34%	05/25/36	[2]	990,993	618,926
Structured Asset Mortgage Investments, Inc., Series 2007-AR6, Class A1
1.65%	08/25/47	[2]	117,302,152	76,650,070
Structured Asset Securities Corp., Series 1997-2, Class 2A4
7.25%	03/28/30		3,985	4,047
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.56%	10/25/31	[2]	12,235	12,303
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.80%	09/25/33	[2]	836,214	830,104
Structured Asset Securities Corp., Series 2003-34A, Class 5A4
2.78%	11/25/33	[2]	5,594,858	5,703,448
Structured Asset Securities Corp., Series 2003-7H, Class A12
6.50%	03/25/33		10,444	11,042
Structured Asset Securities Corp., Series 2005-WF4, Class A4
0.58%	11/25/35	[2]	23,968,752	23,855,523
Structured Asset Securities Corp., Series 2006-WF1, Class A5
0.52%	02/25/36	[2]	28,421,000	27,770,955
Structured Asset Securities Corp., Series 2006-WF2, Class A3
0.37%	07/25/36	[2]	19,276,240	18,903,385
Structured Asset Securities Corp., Series 2006-WF2, Class A4
0.53%	07/25/36	[2]	43,826,000	39,531,271

See accompanying notes to Schedule of Portfolio Investments.

63  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp., Series 2006-WF3, Class A3
0.37%	09/25/36	[2]	$166,989	$159,705
Structured Asset Securities Corp., Series 2007-BC4, Class A3
0.47%	11/25/37	[2]	8,837,355	8,653,676
Structured Asset Securities Corp., Series 2007-EQ1, Class A4
0.47%	03/25/37	[2]	26,325,800	13,650,112
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1
3.15%	06/25/37	[2]	17,219,259	13,133,997
Thornburg Mortgage Securities Trust, Series 2004-4, Class 2A
2.23%	12/25/44	[2]	442,168	438,297
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[2]	3,136,689	3,299,737
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3
0.46%	08/25/36	[2]	2,096,880	982,040
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
0.33%	01/25/37	[2]	6,767,822	3,114,207
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A3
0.37%	01/25/37	[2]	61,675,780	28,520,176
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A4
0.45%	01/25/37	[2]	20,673,302	9,653,109
WaMu Asset-Backed Certificates, Series 2007-HE2, Class 2A4
0.58%	04/25/37	[2]	1,728,096	801,380
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.40%	01/25/33	[2]	21,739	21,970
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.44%	06/25/33	[2]	60,425	62,331
WaMu Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B
0.61%	07/25/44	[2]	528,888	499,331
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2
2.58%	06/25/34	[2]	183,633	187,707
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.61%	05/25/44	[2]	175,555	162,111
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.54%	08/25/45	[2]	103,322,658	94,612,507

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.49%	10/25/35	[2]	$310,000	$284,870
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
4.95%	12/25/35	[2]	16,027,651	15,424,587
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A2
0.50%	11/25/45	[2]	1,585,934	1,296,993
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A2
0.51%	12/25/45	[2]	16,459,118	14,684,232
WaMu Mortgage Pass-Through Certificates, Series 2005-AR18, Class 1A3A
2.46%	01/25/36	[2]	340,000	314,549
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
0.51%	12/25/45	[2]	10,237,092	9,336,315
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
0.53%	01/25/45	[2]	3,609,474	3,482,049
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1A
1.22%	01/25/46	[2]	44,802,967	42,540,215
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3A1
4.91%	12/25/36	[2]	2,732,482	2,459,698
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.15%	02/25/46	[2]	11,841,702	10,591,982
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.13%	07/25/46	[2]	6,382,212	4,722,250
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1
2.54%	02/25/37	[2]	3,003,700	2,201,550
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1
2.71%	02/25/37	[2]	1,259,962	946,039
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 4A2
5.19%	07/25/37	[2]	1,069,941	970,418
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A
0.92%	04/25/47	[2]	203,856	133,114
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A
0.92%	05/25/47	[2]	2,546,804	1,969,991
WaMu Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A
0.90%	06/25/47	[2]	13,277,972	10,150,306

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  64

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A
0.96%	07/25/47	[2]	$2,242,462	$1,667,871
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3, Class 2A3
0.77%	05/25/35	[2]	11,482,993	8,473,415
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.72%	06/25/35	[2]	16,382,163	11,432,440
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR2, Class A1A
1.09%	04/25/46	[2]	12,761,164	7,107,124
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.12%	05/25/46	[2]	36,593,130	22,489,534
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR4, Class DA
1.12%	06/25/46	[2]	6,481,236	2,884,889
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR7, Class A1A
1.07%	09/25/46	[2]	12,045,722	5,482,628
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR8, Class 2A
1.00%	10/25/46	[2]	1,786,629	931,220
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR9, Class 2A
0.99%	11/25/46	[2]	55,355,008	25,905,036
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22		1,211,383	1,218,054
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA1, Class 2A
0.87%	12/25/46	[2]	11,643,821	5,238,582
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.85%	01/25/47	[2]	28,832,177	13,334,608
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A
0.90%	02/25/47	2,†	52,542,892	24,892,216
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A1
0.92%	04/25/47	[2]	22,052,484	15,053,511

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Mortgage Pass-Through Certificates 2006-AR4 1A1A
1.09%	05/25/46	[2]	$2,016,308	$1,763,037
Washington Mutual Mortgage Pass-Through Certificates 2007-HY6 2A1
4.98%	06/25/37	[2]	1,042,437	789,066
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HE2, Class 2A3
0.47%	04/25/37	[2]	39,208,067	17,927,732
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A
0.85%	02/25/47	[2]	5,124,090	3,454,664
Washington Mutual MSC Mortgage Pass-Through CTFS, Series 2002-AR1, Class 1A1
2.50%	11/25/30	[2]	885,649	886,633
Wells Fargo Home Equity Trust, Series 2004-2, Class AI6
5.00%	05/25/34	[2]	12,617,517	12,744,278
Wells Fargo Home Equity Trust, Series 2005-3, Class AII3
0.56%	11/25/35	[2]	13,045,920	13,025,803
Wells Fargo Home Equity Trust, Series 2006-1, Class A3
0.37%	05/25/36	[2]	3,723,809	3,682,698
Wells Fargo Home Equity Trust, Series 2007-2, Class A1
0.31%	04/25/37	[2]	3,889,748	3,802,575
Wells Fargo Mortgage Backed Securities Trust, Series 2003-17, Class 2A10
5.50%	01/25/34		14,261,845	15,035,044
Wells Fargo Mortgage Backed Securities Trust, Series 2004-L, Class A8
4.76%	07/25/34	[2]	1,580,751	1,544,436
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A1
2.61%	07/25/36	[2]	800,291	686,820
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A3
2.61%	07/25/36	[2]	580,458	461,800
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6
2.61%	07/25/36	[2]	2,464,880	1,965,798
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR17, Class A1
2.61%	10/25/36	[2]	6,409,682	5,604,427

				3,730,981,502

U.S. Agency Mortgage-Backed — 26.69%
Fannie Mae Pool (TBA)
2.50%	11/25/27		132,965,000	139,488,595
3.00%	11/25/42		125,670,000	132,365,855
3.50%	12/25/42		322,715,000	344,649,535

See accompanying notes to Schedule of Portfolio Investments.

65  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 190375
5.50%	11/01/36		$7,712,802	$8,468,846
Fannie Mae Pool 233672
2.62%	09/01/23	[2]	17,207	18,505
Fannie Mae Pool 254232
6.50%	03/01/22		65,142	73,260
Fannie Mae Pool 308798
2.25%	04/01/25	[2]	5,125	5,504
Fannie Mae Pool 312155
2.17%	03/01/25	[2]	11,025	11,100
Fannie Mae Pool 313182
7.50%	10/01/26		8,230	9,838
Fannie Mae Pool 467243
4.55%	01/01/21		2,705,127	3,181,532
Fannie Mae Pool 468587
3.84%	08/01/21		832,495	944,308
Fannie Mae Pool 545191
7.00%	09/01/31		10,531	11,727
Fannie Mae Pool 545831
6.50%	08/01/17		39,724	43,221
Fannie Mae Pool 555284
7.50%	10/01/17		3,461	3,842
Fannie Mae Pool 613142
7.00%	11/01/31		59,204	67,911
Fannie Mae Pool 625666
7.00%	01/01/32		24,238	29,076
Fannie Mae Pool 633698
7.50%	02/01/31		43,827	53,739
Fannie Mae Pool 637093
8.50%	03/01/32		13,515	14,779
Fannie Mae Pool 642322
2.67%	05/01/32	[2]	1,175	1,257
Fannie Mae Pool 646884
2.16%	05/01/32	[2]	7,846	7,952
Fannie Mae Pool 655928
7.00%	08/01/32		421,063	492,577
Fannie Mae Pool 725257
5.50%	02/01/34		5,188,476	5,758,687
Fannie Mae Pool 734922
4.50%	09/01/33		9,189,711	10,254,220
Fannie Mae Pool 735207
7.00%	04/01/34		55,510	61,906
Fannie Mae Pool 735224
5.50%	02/01/35		25,231,399	28,004,318
Fannie Mae Pool 735646
4.50%	07/01/20		6,937,210	7,509,994
Fannie Mae Pool 735651
4.50%	06/01/35		26,552,616	28,790,328

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 735686
6.50%	12/01/22		$201,066	$226,122
Fannie Mae Pool 740297
5.50%	10/01/33		13,546	15,035
Fannie Mae Pool 745592
5.00%	01/01/21		34,818	37,971
Fannie Mae Pool 817611
5.28%	11/01/35	[2]	2,179,568	2,355,406
Fannie Mae Pool 839109
5.25%	11/01/35	[2]	11,400	12,331
Fannie Mae Pool 841031
5.25%	11/01/35	[2]	162,560	175,901
Fannie Mae Pool 844773
5.22%	12/01/35	[2]	40,805	44,161
Fannie Mae Pool 888412
7.00%	04/01/37		3,578,951	4,040,380
Fannie Mae Pool 889125
5.00%	12/01/21		21,367,821	23,179,078
Fannie Mae Pool 889184
5.50%	09/01/36		22,555,918	25,034,804
Fannie Mae Pool 895606
5.72%	06/01/36	[2]	121,144	132,125
Fannie Mae Pool 908408
5.50%	04/01/37	[2]	9,557,037	10,328,862
Fannie Mae Pool 918445
5.80%	05/01/37	[2]	320,847	349,930
Fannie Mae Pool 933033
6.50%	10/01/37		6,245,051	6,930,299
Fannie Mae Pool AB1613
4.00%	10/01/40		99,849,941	110,486,296
Fannie Mae Pool AB1803
4.00%	11/01/40		100,000,532	111,534,080
Fannie Mae Pool AB1960
4.00%	12/01/40		61,362,776	67,061,778
Fannie Mae Pool AB2051
3.50%	01/01/26		138,274,548	150,183,790
Fannie Mae Pool AB2127
3.50%	01/01/26		81,368,982	88,063,761
Fannie Mae Pool AB3679
3.50%	10/01/41		33,668,924	36,500,720
Fannie Mae Pool AB3864
3.50%	11/01/41		27,326,761	29,659,295
Fannie Mae Pool AB3866
3.50%	11/01/41		100,672,753	108,419,834
Fannie Mae Pool AB4044
3.50%	12/01/41		42,187,352	45,433,799
Fannie Mae Pool AB4045
3.50%	12/01/41		27,547,844	29,985,336

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  66

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AD0194
5.94%	11/01/17	$868,856	$1,051,520
Fannie Mae Pool AD0791
4.76%	02/01/20	19,173,587	22,595,355
Fannie Mae Pool AD0849
4.25%	02/01/20	29,901,703	34,481,745
Fannie Mae Pool AD0850
4.31%	02/01/20	50,183,469	57,796,595
Fannie Mae Pool AE0482
5.50%	01/01/38	52,631,213	58,415,360
Fannie Mae Pool AE0600
3.98%	11/01/20	41,811,906	47,870,865
Fannie Mae Pool AE0605
4.67%	07/01/20	33,225,327	39,138,308
Fannie Mae Pool AE0918
3.66%	10/01/20	6,330,763	7,134,569
Fannie Mae Pool AH3429
3.50%	01/01/26	69,892,969	75,949,320
Fannie Mae Pool AH3780
4.00%	02/01/41	39,691,405	44,269,208
Fannie Mae Pool AH4793
4.00%	02/01/41	115,810,725	126,566,522
Fannie Mae Pool AH4815
3.50%	02/01/26	25,222	27,395
Fannie Mae Pool AJ1404
4.00%	09/01/41	74,831,495	82,054,486
Fannie Mae Pool AL0209
4.50%	05/01/41	65,670,122	74,303,254
Fannie Mae Pool AL0290
4.45%	04/01/21	33,585,309	39,411,914
Fannie Mae Pool AL0600
4.30%	07/01/21	5,064,977	5,931,945
Fannie Mae Pool AL0834
4.06%	10/01/21	40,442,912	46,762,215
Fannie Mae Pool AL0851
6.00%	10/01/40	163,202,405	180,583,461
Fannie Mae Pool AL1410
4.50%	12/01/41	95,155,286	103,531,292
Fannie Mae Pool AL1445
4.34%	11/01/21	82,809,606	96,756,589
Fannie Mae Pool FN0000
3.58%	09/01/20	11,433,899	12,720,313
Fannie Mae Pool FN0001
3.76%	12/01/20	26,482,231	29,987,154
Fannie Mae Pool FN0003
4.30%	01/01/21	9,113,117	10,503,520
Fannie Mae Pool FN0005
3.38%	11/01/20	44,209,182	49,070,620

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0010
3.84%	09/01/20		$352,214	$398,124
Fannie Mae REMICS, Series 2006-49, Class SE
28.13%	04/25/36	[2]	12,129,072	20,761,221
Fannie Mae REMICS, Series 2007-17, Class SI (IO)
6.18%	03/25/37	[2]	23,806,438	2,941,509
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.38%	10/25/40	[2]	31,681,518	4,263,927
Fannie Mae REMICS, Series 2011-14, Class PB
5.00%	03/25/41		7,438,423	8,866,957
Fannie Mae Whole Loan, Series 2003-W2, Class 2A9
5.90%	07/25/42		64,510	74,834
Fannie Mae, Series 1988-28, Class H
9.05%	12/25/18		1,679	1,886
Fannie Mae, Series 1989-27, Class Y
6.90%	06/25/19		787	851
Fannie Mae, Series 1991-65, Class Z
6.50%	06/25/21		16,146	17,901
Fannie Mae, Series 1992-123, Class Z
7.50%	07/25/22		2,639	3,164
Fannie Mae, Series 1993-132, Class D (PO)
0.00%	10/25/22	[9]	136,100	118,915
Fannie Mae, Series 1993-199, Class SD (IO)
0.88%	10/25/23	[2]	306,049	4,668
Fannie Mae, Series 1993-29, Class PK
7.00%	03/25/23		47,740	53,323
Fannie Mae, Series 1994-55, Class H
7.00%	03/25/24		61,252	70,937
Fannie Mae, Series 1997-34, Class SA
6.06%	10/25/23	[2]	14,518	17,050
Fannie Mae, Series 1999-11, Class Z
5.50%	03/25/29		192,274	214,242
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		180,063	207,917
Fannie Mae, Series 2003-106, Class WG
4.50%	11/25/23		32,004,000	35,612,627
Fannie Mae, Series 2005-104, Class NI (IO)
6.48%	03/25/35	[2]	74,334,086	12,241,441
Fannie Mae, Series 2005-117, Class LC
5.50%	11/25/35		52,927,448	57,228,332
Fannie Mae, Series 2005-92, Class US (IO)
5.88%	10/25/25	[2]	29,233,722	4,314,345
Fannie Mae, Series 2006-18, Class PD
5.50%	08/25/34		1,165,000	1,254,722

See accompanying notes to Schedule of Portfolio Investments.

67  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2006-4, Class WE
4.50%	02/25/36		$400,000	$424,916
Fannie Mae, Series 2006-80, Class PG
6.00%	06/25/35		23,300,000	24,286,056
Fannie Mae, Series 2007-34, Class SB (IO)
5.89%	04/25/37	[2]	27,142,585	3,878,941
Fannie Mae, Series 2008-24, Class NA
6.75%	06/25/37		10,166,251	11,348,891
Fannie Mae, Series 2010-17, Class SB (IO)
6.13%	03/25/40	[2]	37,690,717	6,006,570
Fannie Mae, Series 2010-43, Class KS (IO)
6.20%	05/25/40	[2]	71,550,111	11,922,602
Fannie Mae, Series 2010-99, Class NI (IO)
6.00%	09/25/40		67,237,311	8,524,084
Fannie Mae, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	10,998,525
Fannie Mae, Series 2011-111, Class DB
4.00%	11/25/41		24,977,334	26,280,566
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[2]	149,409,263	157,066,488
Fannie Mae, Series G92-36, Class Z
7.00%	07/25/22		513	568
Fannie Mae, Series G93-21, Class Z
7.20%	05/25/23		10,354	11,861
Freddie Mac Gold Pool A14189
4.00%	10/01/33		127,461	137,756
Freddie Mac Gold Pool A24156
6.50%	10/01/31		1,066,043	1,253,571
Freddie Mac Gold Pool A25162
5.50%	05/01/34		10,532,185	11,602,683
Freddie Mac Gold Pool A39012
5.50%	06/01/35		63,668	70,139
Freddie Mac Gold Pool A54856
5.00%	01/01/34		14,082,292	15,411,622
Freddie Mac Gold Pool A61164
5.00%	04/01/36		103,403	112,883
Freddie Mac Gold Pool A93991
4.50%	09/01/40		93,343,589	104,757,348
Freddie Mac Gold Pool A97038
4.00%	02/01/41		36,132,980	39,609,367
Freddie Mac Gold Pool C01492
5.00%	02/01/33		3,892,673	4,258,068
Freddie Mac Gold Pool C46104
6.50%	09/01/29		66,678	76,169
Freddie Mac Gold Pool C55789
7.50%	10/01/27		28,829	34,894
Freddie Mac Gold Pool C90573
6.50%	08/01/22		233,608	261,204

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool E02402
6.00%	10/01/22	$68,562	$76,108
Freddie Mac Gold Pool G00992
7.00%	11/01/28	3,897	4,683
Freddie Mac Gold Pool G01515
5.00%	02/01/33	4,240,907	4,638,989
Freddie Mac Gold Pool G01601
4.00%	09/01/33	647,177	699,450
Freddie Mac Gold Pool G01611
4.00%	09/01/33	174,959	189,090
Freddie Mac Gold Pool G02579
5.00%	12/01/34	5,730,304	6,271,229
Freddie Mac Gold Pool G02884
6.00%	04/01/37	19,508,827	21,680,926
Freddie Mac Gold Pool G02955
5.50%	03/01/37	15,179,234	17,023,443
Freddie Mac Gold Pool G03357
5.50%	08/01/37	6,045,489	6,651,454
Freddie Mac Gold Pool G03676
5.50%	12/01/37	14,470,122	16,182,505
Freddie Mac Gold Pool G03783
5.50%	01/01/38	7,668,721	8,443,381
Freddie Mac Gold Pool G03985
6.00%	03/01/38	93,627	103,651
Freddie Mac Gold Pool G04438
5.50%	05/01/38	29,713,448	33,286,356
Freddie Mac Gold Pool G04703
5.50%	08/01/38	35,373,753	38,787,160
Freddie Mac Gold Pool G04706
5.50%	09/01/38	553,876	621,169
Freddie Mac Gold Pool G05866
4.50%	02/01/40	53,965,387	60,564,104
Freddie Mac Gold Pool G06242
4.50%	09/01/40	119,747,597	134,389,955
Freddie Mac Gold Pool G06257
4.50%	02/01/41	111,520,616	125,157,004
Freddie Mac Gold Pool G06354
4.00%	04/01/41	136,764,489	152,084,866
Freddie Mac Gold Pool G06498
4.00%	04/01/41	65,479,732	72,814,781
Freddie Mac Gold Pool G06499
4.00%	03/01/41	31,593,059	34,895,170
Freddie Mac Gold Pool G06500
4.00%	04/01/41	92,758,231	101,682,583
Freddie Mac Gold Pool G06620
4.50%	07/01/41	83,784,922	93,937,300
Freddie Mac Gold Pool G11707
6.00%	03/01/20	2,287,705	2,469,524

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  68

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G12393
5.50%	10/01/21		$17,103,310	$18,503,643
Freddie Mac Gold Pool G12399
6.00%	09/01/21		9,431	10,390
Freddie Mac Gold Pool G12824
6.00%	08/01/22		6,681,540	7,499,935
Freddie Mac Gold Pool G12909
6.00%	11/01/22		17,572,090	19,719,688
Freddie Mac Gold Pool G13032
6.00%	09/01/22		4,097,420	4,593,689
Freddie Mac Gold Pool G13058
4.50%	10/01/20		13,023,489	14,000,832
Freddie Mac Gold Pool H00790
5.50%	05/01/37		202,378	218,815
Freddie Mac Gold Pool H05069
5.50%	05/01/37		15,546,049	16,815,238
Freddie Mac Gold Pool H09082
6.50%	09/01/37		55,746	61,669
Freddie Mac Gold Pool J13884
3.50%	12/01/25		157,277,371	169,111,784
Freddie Mac Gold Pool Q04090
4.00%	10/01/41		42,235,959	46,967,237
Freddie Mac Gold Pool Q04091
4.00%	10/01/41		205,324,357	225,078,798
Freddie Mac Gold Pool Q09896
3.50%	08/01/42		38,072,817	40,812,274
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, Class A2
3.97%	01/25/21	[2]	22,640,000	26,289,942
Freddie Mac Non Gold Pool 1B1928
2.87%	08/01/34	[2]	10,400	11,158
Freddie Mac Non Gold Pool 1B3413
5.92%	05/01/37	[2]	19,008	20,631
Freddie Mac Non Gold Pool 1J0045
5.06%	01/01/36	[2]	120,039	129,149
Freddie Mac Non Gold Pool 781415
2.36%	04/01/34	[2]	3,435,145	3,672,101
Freddie Mac Non Gold Pool 781469
2.36%	04/01/34	[2]	2,695,948	2,889,817
Freddie Mac Non Gold Pool 788498
2.56%	02/01/30	[2]	289,583	309,912
Freddie Mac Non Gold Pool 847288
2.44%	05/01/34	[2]	4,056,573	4,337,948
Freddie Mac REMICS, Series 3019, Class SW (IO)
6.98%	08/15/35	[2]	11,871,754	1,857,805
Freddie Mac REMICS, Series 3300, Class SA (IO)
6.98%	08/15/35	[2]	5,248,767	778,636

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3425, Class SV (IO)
5.83%	08/15/35	[2]	$15,114,798	$1,855,473
Freddie Mac REMICS, Series 3891,
Class HS (IO)
5.73%	07/15/41	[2]	35,874,773	5,387,770
Freddie Mac, Series 1004, Class H
7.95%	10/15/20		474	531
Freddie Mac, Series 1073, Class G
7.00%	05/15/21		2,204	2,473
Freddie Mac, Series 1107, Class ZC
6.50%	07/15/21		9,385	10,436
Freddie Mac, Series 165, Class K
6.50%	09/15/21		286	311
Freddie Mac, Series 1980, Class Z
7.00%	07/15/27		289,819	338,078
Freddie Mac, Series 1983, Class Z
6.50%	12/15/23		152,993	172,536
Freddie Mac, Series 2043, Class CJ
6.50%	04/15/28		37,151	42,735
Freddie Mac, Series 2098, Class TZ
6.00%	01/15/28		1,026,509	1,081,719
Freddie Mac, Series 2209, Class TC
8.00%	01/15/30		191,596	218,318
Freddie Mac, Series 2433, Class SA
20.36%	02/15/32	[2]	9,694	14,386
Freddie Mac, Series 2481, Class AW
6.50%	08/15/32		174,435	197,814
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		38,886	4,219
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33		1,354,963	1,390,740
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		9,109	9,940
Freddie Mac, Series 3063, Class YG
5.50%	11/15/35		8,794,000	10,413,244
Freddie Mac, Series 3067, Class SI (IO)
6.43%	11/15/35	[2]	47,410,977	8,196,661
Freddie Mac, Series 3210, Class PD
6.00%	08/15/35		360,000	395,855
Freddie Mac, Series 3345, Class FP
0.42%	11/15/36	[2]	25,755,593	25,789,817
Freddie Mac, Series 3345, Class PF
0.40%	05/15/36	[2]	26,722,385	26,703,299
Freddie Mac, Series 3707, Class EI (IO)
5.00%	12/15/38		69,196,577	9,948,060
Freddie Mac, Series 3752, Class XL
4.50%	11/15/40		66,277,000	75,133,854

See accompanying notes to Schedule of Portfolio Investments.

69  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 3904, Class JB
4.50%	08/15/41		$18,155,000	$20,719,523
Freddie Mac, Series 3925, Class LB
4.50%	09/15/41		9,215,000	10,366,114
Freddie Mac, Series 3928, Class JD
4.00%	09/15/41		32,095,702	34,942,831
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		110,205,000	112,960,125
Ginnie Mae I Pool 782817
4.50%	11/15/39		63,651,942	71,655,677
Ginnie Mae II (TBA)
3.00%	10/20/42		181,235,000	194,147,994
3.50%	10/20/42		95,355,000	104,324,320
Ginnie Mae II Pool 2631
7.00%	08/20/28		6,503	7,526
Ginnie Mae II Pool 80968
1.62%	07/20/34	[2]	43,170	45,332
Ginnie Mae II Pool 81267
1.62%	03/20/35	[2]	15,107	15,744
Ginnie Mae II Pool 8631
2.00%	05/20/25	[2]	13,019	13,604
Ginnie Mae II Pool 8644
2.50%	06/20/25	[2]	21,633	22,576
Ginnie Mae, Series 2000-22, Class SG (IO)
10.58%	05/16/30	[2]	711,566	119,610
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		301,444	4,349
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		23,717,247	26,563,724
Ginnie Mae, Series 2005-78, Class ZA
5.00%	10/16/35		22,029,573	26,324,205
Ginnie Mae, Series 2007-35, Class PY (IO)
6.53%	06/16/37	[2]	64,550,665	12,025,744
Ginnie Mae, Series 2009-106, Class SD (IO)
6.03%	03/20/36	[2]	59,076,632	9,190,634
Ginnie Mae, Series 2009-106, Class XI (IO)
6.58%	05/20/37	[2]	164,019,389	27,651,373
Ginnie Mae, Series 2009-124, Class SC (IO)
6.26%	12/20/39	[2]	25,684,838	3,578,430
Ginnie Mae, Series 2010-4, Class SM (IO)
5.58%	01/16/40	[2]	54,495,954	6,456,632
Ginnie Mae, Series 2010-6, Class BS (IO)
6.28%	09/16/39	[2]	30,615,000	3,974,253
Ginnie Mae, Series 2011-50, Class PS (IO)
5.88%	02/20/41	[2]	123,245,115	19,917,633
NCUA Guaranteed Notes, Series 2010-C1, Class A2
2.90%	10/29/20		773,000	833,149

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.68%	10/07/20	[2]	$42,407,072	$42,597,904
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.79%	12/08/20	[2]	53,274,490	53,627,700
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.79%	12/08/20	[2]	44,203,595	44,535,122
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.76%	03/09/21	[2]	6,651,917	6,692,062

				5,931,399,827

Total Mortgage-Backed
(Cost $10,199,849,714)				10,919,260,448

MUNICIPAL BONDS — 1.92%*
California — 0.85%
Los Angeles Department of Water & Power, Build America Bonds
6.57%	07/01/45		40,650,000	58,714,454
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		350,000	447,321
State of California, Build America Bonds
6.65%	03/01/22		315,000	378,876
7.30%	10/01/39		31,325,000	40,967,148
7.60%	11/01/40		39,650,000	54,432,313
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34		3,885,000	5,124,548
7.55%	04/01/39		14,231,000	19,318,725
State of California, Taxable, Various Purpose
5.50%	03/01/16		8,450,000	9,554,669

				188,938,054

Illinois — 0.65%
State of Illinois, Build America Bonds
6.20%	07/01/21		30,175,000	33,911,269
7.35%	07/01/35		8,910,000	10,505,336
State of Illinois, Build America Bonds, Series S
6.63%	02/01/35		11,275,000	12,583,238
State of Illinois, Taxable Bonds
4.07%	01/01/14		1,425,000	1,475,359
5.67%	03/01/18		4,140,000	4,669,547
5.88%	03/01/19		35,000,000	39,397,050

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  70

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois (continued)
State of Illinois, Taxable-Pension
4.35%	06/01/18		$6,125,000	$6,385,556
5.10%	06/01/33		35,540,000	34,479,486

				143,406,841

New Jersey — 0.08%
New Jersey State Turnpike Authority A, Build
America Bonds, Taxable
7.10%	01/01/41		10,550,000	15,071,625
New Jersey State Turnpike Authority, Build
America Bonds
7.41%	01/01/40		2,495,000	3,684,142

				18,755,767

New York — 0.00%
City of New York, Build America Bonds
5.82%	10/01/31		220,000	250,672
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		250,000	303,223
New York City Municipal Water Finance
Authority, Build America Bonds, Series SE
6.49%	06/15/42		400,000	472,712

				1,026,607

Texas — 0.34%
City of Houston Texas, Taxable Pension
Obligation, Series A
6.29%	03/01/32		60,750,000	74,760,773
County of Harris Texas, Prerefunded, Flood
Control Bonds, Series B
5.25%	10/01/20		7,000	7,338

				74,768,111

Total Municipal Bonds
(Cost $375,408,592)				426,895,380

U.S. AGENCY SECURITIES — 1.42%
U.S. Agency Securities — 1.42%
Federal Home Loan Bank
0.45%	07/30/14		36,800,000	36,824,141
Freddie Mac
0.28%	10/12/12	[2]	228,905,000	228,915,987
0.44%	11/18/13	[2]	50,000,000	50,197,419

Total U.S. Agency Securities
(Cost $315,699,350)				315,937,547

Issues	Maturity Date		Principal Amount/ Shares	Value
U.S. TREASURY SECURITIES — 21.46%
U.S. Treasury Bonds — 3.22%
U.S. Treasury Bonds
2.75%	08/15/42		$447,885,000	$440,536,999
3.13%	02/15/42		155,870,000	165,831,028
U.S. Treasury Notes (Strip Principal)
0.00%	11/15/27		158,200,000	109,286,617

				715,654,644

U.S. Treasury Notes — 18.24%
U.S. Treasury Notes
0.63%	08/31/17		660,690,000	661,205,999
0.75%	06/30/17		1,316,225,000	1,326,406,000
0.88%	01/31/17		993,050,000	1,008,287,061
1.75%	05/15/22		693,645,000	703,507,765
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.63%	04/15/13	[10]	154,125,000	168,765,165
1.88%	07/15/13	[10]	30,000,000	38,549,742
2.13%	02/15/41	[10]	95,310,000	146,575,552

				4,053,297,284

Total U.S. Treasury Securities
(Cost $4,718,731,709)				4,768,951,928

Total Bonds – 98.32%
(Cost $20,681,532,777)				21,851,394,795

SHORT-TERM INVESTMENTS — 5.49%
Commercial Paper — 1.19%
Lloyds TSB Bank PLC (United Kingdom)
0.39%[11]	10/25/12	[4]	97,840,000	97,818,341
0.43%[11]	10/11/12	[4]	51,720,000	51,715,229
RBS Holdings USA, Inc.
0.32%[11]	11/16/12		116,000,000	115,952,569

				265,486,139

Foreign Government Obligations — 1.95%
Japan Treasury Discount Bills (Japan)
0.10%[11]	12/10/12	[4]	25,390,000,000	325,299,123
Mexico Cetes Discount Treasury Bills
(Mexico)
4.17%[11]	12/13/12	[4]	13,989,000,000	107,697,395

				432,996,518

Money Market Fund — 2.30%
BlackRock Liquidity Funds
TempFund Portfolio
0.14%[12]			215,207,000	215,207,000
Dreyfus Cash Advantage Fund
0.12%[12,13]			75,749,000	75,749,000

See accompanying notes to Schedule of Portfolio Investments.

71  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Fund (continued)
DWS Money Market Series
Institutional Funds
0.15%[12]			$219,933,000	$219,933,000

				510,889,000

Repurchase Agreements — 0.03%
Deutsche Bank AG (Dated 09/28/12, total to be received $8,000,133, (collateralized by
U.S. government sponsored agency obligations, 4.88%, due from 01/17/17, par and fair value of $6,860,000 and $8,160,756, respectively))
0.20%	10/01/12		8,000,000	8,000,000

U.S. Treasury Bills — 0.02%
U.S. Treasury Bills
0.10%[11]	12/13/12	[14]	3,580,000	3,579,421

Total Short-Term Investments
(Cost $1,216,047,102)				1,220,951,078

Total Investments – 103.81%
(Cost $21,897,579,879)[1]				23,072,345,873

Liabilities in Excess of Other
Assets – (3.81)%				(846,701,880)

NET ASSETS – 100.00%				$22,225,643,993

Currency Purchased			Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 12/10/12 at 78.85 Counterparty:
Barclays, Inc.
USD	214,707,394	JPY	16,930,000,000	$(2,387,036)
Forward currency contract to sell Japanese Yen on 12/10/12 at 78.85 Counterparty:
JPMorgan Chase & Co.
USD	107,290,286	JPY	8,460,000,000	(1,192,814)
Forward currency contract to sell Mexican Peso on 12/13/12 at 13.12 Counterparty:
JPMorgan Chase & Co.
USD	106,633,229	MXP	1,398,900,000	(1,216,153)

Net unrealized (depreciation)				$(4,796,003)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
1,138	U.S. Treasury Ten Year Note,
	Expiration December 2012	$1,102,101
791	U.S. Treasury Thirty Year Long Bond,
	Expiration December 2012	1,417,330

	Net unrealized appreciation	$2,519,431

Expiration Date	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 2.48% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	$50,120	$(1,098,108)	$(1,098,108)
The Fund pays a fixed rate equal to 2.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays, Inc.
11/15/27	49,760	(600,869)	(600,869)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly.
Counterparty: Barclays, Inc.
02/17/42	45,000	(1,286,741)	(1,286,741)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly.
Counterparty: Morgan Stanley
02/17/42	45,000	(1,286,741)	(1,286,741)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.75% quarterly.
Counterparty: Barclays, Inc.
02/17/42	54,815	(1,871,556)	(1,871,556)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly.
Counterparty: Citigroup, Inc.
08/15/42	53,985	(1,307,204)	(1,307,204)

	$298,680	$(7,451,219)	$(7,451,219)

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	(Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.
09/20/16	$11,833	$6,875	$(32,328)	$(20,495)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston
09/20/16	17,177	5,000	(32,083)	(14,906)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: Deutsche Bank AG
09/20/16	571,414	9,800	(331,080)	240,334
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.
09/20/16	1,422,704	24,400	(824,322)	598,382

	$2,023,128	$46,075	$(1,219,813)	$803,315

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  72

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value[b]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.
10/12/52	$1,238,971	$15,430	$656,759	$1,895,730
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	7,780,345	13,830	(6,081,191)	1,699,154
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.
10/12/52	2,609,168	4,870	(2,010,840)	598,328
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	896,662	1,630	(696,400)	200,262
The Fund pays a fixed rate equal to 0.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AA 1, due 10/12/52. Counterparty: Citigroup, Inc.
10/12/52	179,551	1,430	216,357	395,908
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.
10/12/52	746,684	1,325	(583,895)	162,789
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: JPMorgan Chase & Co.
10/12/52	67,241	960	50,705	117,946
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	450,474	805	(351,572)	98,902
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	21,696	95	(10,024)	11,672
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	1,804,706	3,260	(1,404,182)	400,524
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	11,423,767	20,450	(8,911,280)	2,512,487
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays, Inc.
10/12/52	1,929,668	21,425	702,607	2,632,275
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	6,596,129	28,590	(3,083,562)	3,512,567

	$35,745,062	$114,100	$(21,506,518)	$14,238,544

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 18, due 12/20/16. Counterparty: Barclays, Inc.

06/20/17	$(3,419,586)	$49,500	$3,757,878	$338,292

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 18, due 06/20/17. Counterparty: JPMorgan Chase & Co.

06/20/17	(696,906)	9,306	760,505	63,599

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 18, due 06/20/17. Counterparty: Barclays, Inc.

06/20/17	(2,495,632)	34,650	2,732,436	236,804

The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 18, due 06/20/17. Counterparty: Barclays, Inc.

06/20/17	(4,000,054)	59,400	4,406,004	405,950

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: JPMorgan Chase & Co.

08/25/37	(14,201,979)	23,013	2,011,665	(12,190,314)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: Morgan Stanley

08/25/37	(14,924,920)	23,013	2,734,606	(12,190,314)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: Barclays, Inc.

08/25/37	(8,741,340)	13,808	1,427,152	(7,314,188)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: Barclays, Inc.

08/25/37	(5,855,231)	9,205	979,105	(4,876,126)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: Barclays, Inc.

08/25/37	(568,079)	921	80,466	(487,613)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

01/25/38	(5,723,459)	9,262	1,023,037	(4,700,422)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

01/25/38	(5,908,846)	9,262	1,208,424	(4,700,422)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

01/25/38	(6,089,659)	9,817	1,107,212	(4,982,447)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

01/25/38	(13,366,016)	23,154	1,614,961	(11,751,055)

	$(85,991,707)	$274,311	$23,843,451	$(62,148,256)

See accompanying notes to Schedule of Portfolio Investments.

73  /  Semi-Annual Report September 2012

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $735,540 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(735,540)	$63,960	$594,828	$(140,712)

	$(735,540)	$63,960	$594,828	$(140,712)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $21,900,898,056 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,410,825,413
Gross unrealized depreciation	(239,377,596)

Net unrealized appreciation	$1,171,447,817

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2012.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2012, was $2,107,328,281, representing 9.48% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $98,637,152, which is 0.44% of total net assets.

[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
08/25/10	Caesars Entertainment Operating Co., Inc., Term Loan B6, 1st Lien, 5.47%, 01/28/18	$43,478,880	$43,046,571	0.19%
06/27/07	Cengage Learning Acquisitions, Inc., Term Loan B, 2.47%, 07/03/14	1,895,213	1,811,861	0.01%
11/03/11	Chrysler Group LLC, Term Loan, 1st Lien, 6.00%, 05/24/17	44,811,259	48,797,899	0.22%
04/15/11	Delta Air Lines, Inc., Term Loan B, 1st Lien, 5.50%, 04/20/17	3,416,779	3,492,973	0.02%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
04/13/12	El Dorado, Secured Term Loan, 1st Lien, 0.00%, 04/03/17	$15,840,581	$15,840,000	0.07%
10/10/07	HCA, Inc., Term Loan EXT B3, 3.47%, 05/01/18	20,905,203	21,016,149	0.10%
12/17/10	Intelsat Jackson Holdings, Term Loan B, 1st Lien, 5.25%, 04/02/18	15,739,812	15,878,020	0.07%
10/31/07	Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien, 4.76%, 10/10/17	45,638,221	49,804,269	0.22%

		$191,725,948	$199,687,742	0.90%

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]	Non-income producing security.

[9]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2012.

[10]	Inflation protected security. Principal amount reflects original security face amount.

[11]	Represents annualized yield at date of purchase.

[12]	Represents the current yield as of September 30, 2012.

[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $70,377,000.

[14]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $3,579,391.

†

Fair valued security. The aggregate value of fair valued securities is $129,316,325, which is 0.58% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(MXP): Mexican Peso

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  74

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 92.47%
ASSET-BACKED SECURITIES — 0.27%**
LCM LP, Series 12A, Class C (Cayman Islands)
4.17%	10/19/22	2,3,4,†	$2,300,000	$2,263,396
LCM LP, Series 12A, Class D (Cayman Islands)
5.42%	10/19/22	2,3,4,†	2,300,000	2,156,636
Sound Point CLO Ltd., Series 2012-1A, Class C
3.71%	10/20/23	[4]	2,300,000	2,194,200

Total Asset-Backed Securities
(Cost $6,614,223)				6,614,232

BANK LOANS — 10.23%*
Automotive — 1.56%
Chrysler Group LLC, Term Loan, 1st Lien
6.00%	05/24/17	[3,5]	26,699,887	27,276,524
Navistar, Inc., Term Loan B, 1st Lien
7.00%	08/17/17	[3,5]	11,000,000	11,178,750

				38,455,274

Communications — 0.60%
Cengage Learning Acquisitions, Inc., Term Loan B
2.47%	07/03/14	[3,5]	7,659,659	7,304,335
Univision Communications, Inc., 1st Lien Strip
4.47%	03/31/17	[3,5]	7,532,849	7,475,306

				14,779,641

Electric — 2.54%
Boston Generating LLC, Term Loan, 1st Lien
0.01%	12/20/13	3,5,6,7,8,†	254,344	–
Entegra Holdings LLC
6.36%	10/19/15	[3]	27,167,621	15,983,608
Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien
4.76%	10/10/17	[3,5]	67,522,569	46,685,509

				62,669,117

Energy — 1.02%
El Dorado, Secured Term Loan, 1st Lien
0.00%	04/03/17	[3,5,6]	4,000,000	3,960,000
MACH Gen LLC, Term Loan 2nd Lien (PIK)
7.93%	02/15/15	[3,5]	33,297,892	21,282,914

				25,242,914

Finance — 0.19%
Samson Investment Co., Term Loan, 2nd Lien
5.91%	09/10/18	[3,5]	4,750,000	4,786,613

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming — 1.90%
Caesars Entertainment Operating Co., Inc., Term Loan B6, 1st Lien
5.47%	01/28/18	[3,5]	$51,644,740	$47,070,513

Health Care — 0.21%
Hologic, Inc., Term Loan B, 1st Lien
4.50%	08/01/19	[3,5]	5,000,000	5,065,000

Industrials — 0.69%
Schaeffler AG, C2 Term Loan
6.00%	01/27/17	[3]	17,000,000	17,170,000

Information Technology — 0.71%
First Data Corp., Term Loan B1
2.97%	09/24/14	[3,5]	20,910	20,840
First Data Corp., Term Loan EXT, 1st Lien
4.22%	03/24/18	[3,5]	18,428,192	17,648,127

				17,668,967

Insurance — 0.31%
Asurion LLC, Term Loan B, 1st Lien
5.50%	05/24/18	[3,5]	7,533,636	7,584,021

Services — 0.28%
Protection One, Term Loan, 1st Lien
5.75%	03/20/19	[3,5]	6,965,000	7,008,531

Transportation — 0.22%
Delta Air Lines, Inc., Term Loan B, 1st Lien
5.50%	04/20/17	[3,5]	5,431,250	5,488,957

Total Bank Loans
(Cost $263,025,440)				252,989,548

CORPORATES — 78.57%*
Automotive — 2.36%
Cooper Standard Automotive, Inc.
8.50%	05/01/18		11,900,000	12,971,000
Ford Motor Co.
4.25%	11/15/16		5,850,000	8,042,580
Goodyear Tire & Rubber Co.
8.25%	08/15/20		24,110,000	26,762,100
Tenneco, Inc.
6.88%	12/15/20		9,595,000	10,554,500

				58,330,180

Banking — 2.02%
Ally Financial, Inc.
2.62%	12/01/14	[3]	2,553,000	2,522,433
8.30%	02/12/15		3,250,000	3,607,500
Ally Financial, Inc., Series 8
6.75%	12/01/14		3,450,000	3,704,437

See accompanying notes to Schedule of Portfolio Investments.

75  /  Semi-Annual Report September 2012

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Bank of America Corp.
5.62%	07/01/20		$5,705,000	$6,515,846
Bank of America N.A. (BKNT)
0.69%	06/15/17	[3]	2,000,000	1,841,232
BankAmerica Institutional Capital B
7.70%	12/31/26	[4]	3,000,000	3,067,500
Chase Capital III, Series C
0.97%	03/01/27	[3]	3,000,000	2,314,849
Chase Capital VI
1.07%	08/01/28	[3]	4,000,000	3,073,919
First Chicago NBD Institutional Capital I
1.00%	02/01/27	[3]	5,290,000	4,086,844
Provident Funding Associates LP/PFG Finance Corp.
10.25%	04/15/17	[4]	17,795,000	19,263,087

				49,997,647

Communications — 16.25%
Cablevision Systems Corp.
5.88%	09/15/22		2,450,000	2,437,750
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%	01/15/19		18,245,000	19,887,050
7.25%	10/30/17		5,000,000	5,475,000
7.88%	04/30/18		2,400,000	2,610,000
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20		18,212,000	20,716,150
Cengage Learning Acquisitions, Inc.
10.50%	01/15/15	[4]	10,207,000	8,561,121
11.50%	04/15/20	[4]	12,525,000	13,464,375
CenturyLink, Inc.
5.80%	03/15/22		7,700,000	8,407,614
Cequel Communications Holdings I LLC/Cequel Capital Corp.
8.62%	11/15/17	[4]	21,770,000	23,280,294
Clearwire Communications LLC/Clearwire Finance, Inc.
8.25%	12/01/40	[4]	2,650,000	1,945,630
12.00%	12/01/15	[4]	3,945,000	3,925,275
12.00%	12/01/15	[4]	2,500,000	2,475,000
Cricket Communications, Inc. (WI)
7.75%	05/15/16		13,765,000	14,590,900
Frontier Communications Corp.
6.62%	03/15/15		1,539,000	1,677,510
Frontier Communications Corp. (WI)
7.88%	04/15/15		10,747,000	12,063,507
GCI, Inc. (WI)
8.62%	11/15/19		14,350,000	15,569,750

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	11/01/19	[2]	$15,185,000	$17,197,013
Intelsat Jackson Holdings SA (WI) (Luxembourg)
7.25%	04/01/19	[2]	1,400,000	1,519,000
Intelsat Luxembourg SA (PIK) (WI) (Luxembourg)
11.50%	02/04/17	[2]	20,803,018	22,129,210
Intelsat Luxembourg SA (WI) (Luxembourg)
11.25%	02/04/17	[2]	11,000,000	11,673,750
Level 3 Communications, Inc. (WI)
11.88%	02/01/19		2,640,000	3,009,600
Level 3 Financing, Inc.
4.47%	02/15/15	[3]	17,025,000	16,939,875
7.00%	06/01/20	[4]	7,923,000	8,061,653
Level 3 Financing, Inc. (WI)
9.38%	04/01/19		9,295,000	10,363,925
McClatchy Co.
11.50%	02/15/17		17,405,000	18,797,400
Nara Cable Funding Ltd. (Ireland)
8.88%	12/01/18	[2,4]	9,520,000	8,758,400
ProQuest LLC/ProQuest Notes Co.
9.00%	10/15/18	[4]	3,000,000	2,805,000
Sinclair Television Group, Inc.
6.12%	10/01/22	[4]	7,640,000	7,687,750
Sprint Capital Corp.
6.88%	11/15/28		5,205,000	4,801,613
Sprint Nextel Corp.
9.00%	11/15/18	[4]	33,799,000	40,812,293
9.25%	04/15/22		10,940,000	12,416,900
Townsquare Radio LLC/Townsquare Radio, Inc.
9.00%	04/01/19	[4]	4,475,000	4,833,000
Univision Communications, Inc.
6.88%	05/15/19	[4]	4,900,000	5,034,750
7.88%	11/01/20	[4]	4,000,000	4,300,000
Visant Corp.
10.00%	10/01/17		8,475,000	8,432,625
Windstream Corp.
7.00%	03/15/19		3,000,000	3,075,000
7.75%	10/15/20		1,700,000	1,831,750
7.88%	11/01/17		14,575,000	16,360,437
Windstream Corp. (WI)
7.50%	06/01/22		1,600,000	1,704,000
7.50%	04/01/23		6,000,000	6,300,000
8.12%	09/01/18		5,545,000	5,933,150

				401,865,020

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  76

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary — 2.73%
American Achievement Corp.
10.88%	04/15/16	[4]	$12,075,000	$10,535,437
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
5.75%	10/15/20	[4]	5,000,000	5,012,500
6.88%	02/15/21		4,000,000	4,220,000
7.12%	04/15/19		12,000,000	12,660,000
7.88%	08/15/19		600,000	651,000
8.25%	02/15/21		5,920,000	5,905,200
9.00%	04/15/19		21,800,000	22,345,000
9.88%	08/15/19		2,800,000	2,975,000
Spectrum Brands Holdings, Inc.
9.50%	06/15/18	[4]	2,815,000	3,173,913

				67,478,050

Electric — 6.88%
AES Red Oak LLC, Series A
8.54%	11/30/19		2,106,969	2,259,724
Coso Geothermal Power Holdings
7.00%	07/15/26	[4]	5,997,058	2,578,735
Dynegy Holdings, Inc.
7.50%	06/01/15	[7,8]	8,350,000	4,801,250
Dynegy Roseton/Danskammer Pass-Through Trust, Series B
7.67%	11/08/16	[7,8]	23,846,000	14,426,830
Edison Mission Energy
7.00%	05/15/17		40,430,000	21,124,675
7.20%	05/15/19		5,890,000	3,033,350
7.62%	05/15/27		14,845,000	7,682,287
7.75%	06/15/16		2,540,000	1,333,500
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.
6.88%	08/15/17	[4]	4,500,000	4,646,250
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[4]	3,088,870	2,439,901
GenOn Americas Generation LLC
8.50%	10/01/21		31,365,000	34,266,263
9.12%	05/01/31		6,400,000	6,848,000
Homer City Funding LLC
8.73%	10/01/26		3,050,824	3,142,349
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20		1,190,067	1,255,521
Mirant Mid Atlantic Pass-Through Trust, Series B
9.12%	06/30/17		4,203,125	4,602,421
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		12,358,925	14,027,379
NRG Energy, Inc.
7.62%	01/15/18		32,285,000	35,109,937

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
NRG Energy, Inc. (WI)
7.62%	05/15/19		$1,780,000	$1,886,800
PNM Resources, Inc.
9.25%	05/15/15		4,050,000	4,657,500

				170,122,672

Energy — 18.47%
Alpha Appalachia Holdings, Inc.
3.25%	08/01/15		20,010,000	18,559,275
Alpha Natural Resources, Inc.
2.38%	04/15/15		21,605,000	19,012,400
9.75%	04/15/18		12,905,000	12,770,659
Arch Coal, Inc.
7.00%	06/15/19		19,400,000	16,199,000
7.25%	10/01/20		1,250,000	1,056,250
7.25%	06/15/21		4,170,000	3,502,800
Arch Coal, Inc. (WI)
8.75%	08/01/16		3,780,000	3,694,950
Chaparral Energy, Inc.
7.62%	11/15/22	[4]	9,673,000	10,446,840
8.25%	09/01/21		26,618,000	28,880,530
9.88%	10/01/20		8,610,000	9,772,350
Chesapeake Energy Corp.
2.25%	12/15/38		36,815,000	29,829,206
2.50%	05/15/37		15,050,000	13,592,031
Cimarex Energy Co.
5.88%	05/01/22		5,120,000	5,388,800
Concho Resources, Inc.
5.50%	04/01/23		11,615,000	12,152,194
Continental Resources, Inc.
5.00%	09/15/22		5,000,000	5,237,500
5.00%	09/15/22	[4]	4,270,000	4,462,150
El Paso LLC, Series G (MTN)
7.75%	01/15/32		4,150,000	4,853,919
7.80%	08/01/31		3,745,000	4,512,725
8.05%	10/15/30		4,300,000	5,090,125
EP Energy LLC/Everest Acquisition Finance, Inc.
7.75%	09/01/22	[4]	10,700,000	11,047,750
Linn Energy LLC/Linn Energy Finance Corp.
6.25%	11/01/19	[4]	11,484,000	11,440,935
6.50%	05/15/19	[4]	8,885,000	8,885,000
8.62%	04/15/20		1,710,000	1,878,863
Milagro Oil & Gas (WI)
10.50%	05/15/16		12,000,000	8,580,000
Newfield Exploration Co.
5.62%	07/01/24		5,385,000	6,000,909
Parker Drilling Co.
9.12%	04/01/18		22,674,000	24,544,605

See accompanying notes to Schedule of Portfolio Investments.

77  /  Semi-Annual Report September 2012

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Peabody Energy Corp.
4.75%	12/15/41		$10,075,000	$8,538,563
Penn Virginia Corp.
10.38%	06/15/16		5,250,000	5,479,687
QEP Resources, Inc.
5.25%	05/01/23		9,700,000	9,942,500
Quicksilver Resources, Inc.
8.25%	08/01/15		18,425,000	17,641,937
9.12%	08/15/19		1,260,000	1,184,400
11.75%	01/01/16		7,700,000	7,815,500
Sabine Pass LNG LP
7.25%	11/30/13		20,650,000	22,095,500
7.50%	11/30/16		17,615,000	19,068,237
Samson Investment Co.
9.75%	02/15/20	[4]	6,250,000	6,445,313
SandRidge Energy, Inc.
7.50%	03/15/21	[4]	3,170,000	3,273,025
7.50%	03/15/21		1,000,000	1,035,000
7.50%	02/15/23	[4]	12,065,000	12,487,275
8.00%	06/01/18	[4]	9,350,000	9,724,000
8.12%	10/15/22	[4]	3,600,000	3,838,500
SM Energy Co.
6.50%	11/15/21		2,900,000	3,088,500
6.50%	01/01/23	[4]	4,110,000	4,320,637
Southern Union Co.
3.46%	11/01/66	[3]	48,797,000	39,159,593

				456,529,933

Entertainment — 1.04%
Carmike Cinemas, Inc.
7.38%	05/15/19		3,900,000	4,212,000
Regal Cinemas Corp.
8.62%	07/15/19		19,300,000	21,398,875

				25,610,875

Finance — 6.25%
Alta Wind Holdings LLC
7.00%	06/30/35	[4]	2,272,712	2,559,654
Astoria Depositor Corp.
8.14%	05/01/21	[4]	24,558,000	22,838,940
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp.
8.38%	02/15/18	[4]	2,400,000	2,490,000
Bumble Bee Acquisition Corp.
9.00%	12/15/17	[4]	12,187,000	12,811,584
Capital One Capital V
10.25%	08/15/39		3,875,000	4,010,625
Chase Capital II, Series B
0.94%	02/01/27	[3]	11,790,000	9,085,532

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
CIT Group, Inc.
5.50%	02/15/19	[4]	$2,600,000	$2,827,500
6.62%	04/01/18	[4]	18,565,000	21,210,513
Citigroup, Inc.
0.98%	08/25/36	[3]	9,460,000	6,374,929
Dolphin Subsidiary II, Inc.
7.25%	10/15/21	[4]	5,453,000	6,202,787
General Electric Capital Corp. (MTN)
0.92%	08/15/36	[3]	10,480,000	7,766,120
Goldman Sachs Group, Inc.
5.75%	01/24/22		5,100,000	5,854,970
International Lease Finance Corp.
7.12%	09/01/18	[4]	6,385,000	7,470,450
JPMorgan Chase Capital XIII, Series M
1.41%	09/30/34	[3]	10,917,000	8,363,109
JPMorgan Chase Capital XXI, Series U
1.39%	02/02/37	[3]	4,750,000	3,347,059
JPMorgan Chase Capital XXIII
1.44%	05/15/47	[3]	2,320,000	1,612,400
Legg Mason, Inc.
5.50%	05/21/19	[4]	5,200,000	5,583,510
ZFS Finance USA Trust I
6.50%	05/09/37	[3,4]	10,154,000	10,788,625
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	12,450,000	13,259,250

				154,457,557

Food — 0.67%
JBS USA LLC/JBS USA Finance, Inc.
7.25%	06/01/21	[4]	15,415,000	14,413,025
8.25%	02/01/20	[4]	2,280,000	2,257,200

				16,670,225

Gaming — 0.68%
CityCenter Holdings LLC/CityCenter Finance Corp. (WI)
7.62%	01/15/16		10,150,000	10,784,375
Marina District Finance Co., Inc.
9.50%	10/15/15		5,960,000	6,041,950

				16,826,325

Health Care — 7.84%
Accellent, Inc.
8.38%	02/01/17		22,728,000	23,466,660
Alere, Inc.
7.88%	02/01/16		7,915,000	8,310,750
CHS/Community Health Systems, Inc.
5.12%	08/15/18		10,115,000	10,519,600
7.12%	07/15/20		10,865,000	11,544,063

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  78

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
8.00%	11/15/19		$9,135,000	$10,048,500
ConvaTec Healthcare E SA (Luxembourg)
10.50%	12/15/18	[2,4]	7,000,000	7,630,000
DaVita, Inc.
5.75%	08/15/22		5,210,000	5,444,450
HCA, Inc.
6.50%	02/15/20		20,000	22,300
7.25%	09/15/20		18,675,000	21,009,375
7.50%	12/15/23		3,965,000	4,024,475
HCA, Inc. (WI)
7.88%	02/15/20		7,805,000	8,809,894
8.50%	04/15/19		7,809,000	8,804,647
Health Management Associates, Inc.
7.38%	01/15/20	[4]	5,285,000	5,760,650
Tenet Healthcare Corp.
6.88%	11/15/31		23,302,000	21,088,310
8.88%	07/01/19		2,400,000	2,712,000
10.00%	05/01/18		14,552,000	16,880,320
Universal Health Services, Inc.
7.00%	10/01/18		5,975,000	6,453,000
Vanguard Health Holding Co. II LLC/ Vanguard Holding Co. II, Inc.
7.75%	02/01/19		10,145,000	10,766,889
Vanguard Health Holding Co. II LLC/ Vanguard Holding Co. II, Inc. (WI)
8.00%	02/01/18		9,930,000	10,600,275

				193,896,158

Homebuilding — 0.39%
K Hovnanian Enterprises, Inc.
7.25%	10/15/20	[4]	5,000,000	5,150,000
Shea Homes LP/Shea Homes
Funding Corp. (WI)
8.62%	05/15/19		4,000,000	4,480,000

				9,630,000

Industrials — 5.07%
ADS Waste Holdings, Inc.
8.25%	10/01/20	[4]	1,400,000	1,421,000
American Reprographics Co.
10.50%	12/15/16		8,250,000	8,703,750
ARD Finance SA (PIK) (Luxembourg)
11.12%	06/01/18	[2,4]	11,058,562	11,141,502
Ardagh Packaging Finance PLC (Ireland)
9.12%	10/15/20	[2,4]	17,695,000	18,889,413
Ardagh Packaging Finance, PLC/Ardagh MP
Holdings USA, Inc. (Ireland)
7.38%	10/15/17	[2,4]	1,760,000	1,909,600
BWAY Holding Co.
10.00%	06/15/18		6,015,000	6,796,950

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
BWAY Parent Co., Inc. (PIK)
10.12%	11/01/15		$12,031,806	$12,753,715
Casella Waste Systems, Inc. (WI)
7.75%	02/15/19		3,300,000	3,267,000
Isabelle Acquisition Sub, Inc. (PIK)
10.00%	11/15/18	[4]	5,230,000	5,687,625
Maxim Crane Works LP
12.25%	04/15/15	[4]	12,775,000	13,094,375
NESCO LLC/NESCO Holdings Corp.
11.75%	04/15/17	[4]	9,300,000	9,904,500
Packaging Dynamics Corp.
8.75%	02/01/16	[4]	9,780,000	10,427,925
Roofing Supply Group LLC/Roofing Supply Finance, Inc.
10.00%	06/01/20	[4]	3,100,000	3,348,000
Schaeffler Finance B.V. (Netherlands)
7.75%	02/15/17	[2,4]	1,555,000	1,694,950
8.50%	02/15/19	[2,4]	2,875,000	3,212,813
Seadrill Ltd. (Bermuda)
5.62%	09/15/17	[2,4]	12,890,000	13,002,787

				125,255,905

Information Technology — 0.90%
First Data Corp.
7.38%	06/15/19	[4]	655,000	673,013
8.25%	01/15/21	[4]	7,630,000	7,649,075
First Data Corp. (WI)
12.62%	01/15/21		13,330,000	13,863,200

				22,185,288

Insurance — 0.49%
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[3,4]	12,850,000	12,071,033

Materials — 1.29%
ArcelorMittal (Luxembourg)
6.50%	02/25/22	[2]	5,770,000	5,669,025
FMG Resources August 2006 Pty Ltd. (Australia)
7.00%	11/01/15	[2,4]	3,640,000	3,617,250
Hexion US Finance Corp. (WI)
6.62%	04/15/20		5,570,000	5,667,475
NewPage Corp.
6.50%	05/01/13	[7,8]	3,000,000	97,500
10.00%	05/01/13	[7,8]	20,533,000	667,323
Nufarm Australia Ltd. (Australia)
6.38%	10/15/19	[2,4]	1,250,000	1,250,000
Sappi Papier Holding GmbH (Austria)
6.62%	04/15/21	[2,4]	8,810,000	8,501,650

See accompanying notes to Schedule of Portfolio Investments.

79  /  Semi-Annual Report September 2012

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials (continued)
Vale SA (Brazil)
5.62%	09/11/42	[2]	$6,225,000	$6,350,284

				31,820,507

Real Estate Investment Trust (REIT) — 0.58%
Realogy Corp.
7.62%	01/15/20	[4]	13,065,000	14,404,163

Retail — 0.35%
Sears Holdings Corp.
6.62%	10/15/18		9,228,000	8,697,390

Services — 1.67%
Ceridian Corp.
8.88%	07/15/19	[4]	9,545,000	10,404,050
11.25%	11/15/15		1,615,000	1,598,850
Laureate Education, Inc.
9.25%	09/01/19	[4]	15,975,000	16,134,750
Mobile Mini, Inc. (WI)
7.88%	12/01/20		1,250,000	1,362,500
Neff Rental LLC/Neff Finance Corp.
9.62%	05/15/16	[4]	11,580,000	11,840,550

				41,340,700

Transportation — 2.64%
ACL I Corp. (PIK)
10.62%	02/15/16		6,876,093	6,772,952
Air Canada (Canada)
9.25%	08/01/15	[2,4]	12,835,000	13,412,575
American Airlines, Inc.
7.50%	03/15/16	[4,7,8]	8,390,000	8,557,800
Commercial Barge Line Co. (WI)
12.50%	07/15/17		2,975,000	3,328,281
Continental Airlines Pass-Through Certificates, Series 2012-2, Class B
5.50%	10/29/20		1,820,000	1,870,050
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		4,751,440	5,000,891
Continental Airlines Pass-Through Trust, Series 2009, Class 1
9.00%	07/08/16		1,457,644	1,690,867
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		14,313,216	15,726,647
Delta Air Lines Pass-Through Trust, Series 2009, Class B1
9.75%	12/17/16		1,333,562	1,480,254
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.81%	08/15/16	[3]	1,649,383	1,538,050

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		$2,338,607	$2,502,310
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		3,200,000	3,446,000

				65,326,677

Total Corporates
(Cost $1,915,861,362)				1,942,516,305

MORTGAGE-BACKED — 1.67%**
Non-Agency Mortgage-Backed — 1.67%
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	2,4,6,†	2,890	29
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
1.12%	10/25/47	[3]	524,898	386,235
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.37%	07/25/36	[3]	3,525,653	2,097,695
Home Equity Asset Trust, Series 2007-1, Class 2A1
0.28%	05/25/37	[3]	31,723	31,374
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A2
0.37%	05/25/37	[3]	18,325,000	13,913,929
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-5, Class 2A2
1.22%	10/25/37	[3]	19,660,825	12,185,526
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A2
0.45%	02/25/37	[3]	30,708,802	12,745,212

				41,360,000

U.S. Agency Mortgage-Backed — 0.00%
Fannie Mae, Series 1993-225, Class SG
26.60%	12/25/13	[3]	11,352	12,713
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		5,146	74

				12,787

Total Mortgage-Backed
(Cost $32,460,063)				41,372,787

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  80

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS — 0.06%*
New York — 0.06%
New York City Industrial Development Agency
11.00%	03/01/29	[4]	$1,067,000	$1,473,943

Total Municipal Bonds
(Cost $1,306,288)
U.S. AGENCY SECURITIES — 1.67%
U.S. Agency Securities — 1.67%
Fannie Mae
0.36%	06/23/14	[3]	20,660,000	20,701,754
Freddie Mac
0.44%	11/18/13	[3]	20,420,000	20,500,626

Total U.S. Agency Securities
(Cost $41,063,261)				41,202,380

Total Bonds – 92.47%
(Cost $2,260,330,637)				2,286,169,195

Issues			Shares	Value
PREFERRED STOCK — 1.17%
Electric — 0.37%
PPL Corp.
0.12%			168,000	8,996,400

Finance — 0.80%
Citigroup Capital XIII
0.05%			712,702	19,848,751

Total Preferred Stock
(Cost $28,535,152)				28,845,151

SHORT-TERM INVESTMENTS — 6.75%
Commercial Paper — 1.85%
Lloyds TSB Bank PLC (United Kingdom)
0.43%[9]	10/11/12	[2]	22,180,000	22,177,954
RBS Holdings USA, Inc.
0.32%[9]	11/16/12		23,530,000	23,520,379

				45,698,333

Money Market Fund — 1.99%
BlackRock Liquidity Funds TempFund Portfolio
0.14%[10]			24,692,000	24,692,000

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENT (continued)
Money Market Fund (continued)
DWS Money Market Series
Institutional Funds
0.15%[10]			$24,692,000	$24,692,000

				49,384,000

Repurchase Agreements — 2.83%
RBS (Dated 09/28/12, total to be received
$70,000,583, (collateralized by U.S. Treasury
Note, 0.25%, due 09/15/15, par and fair value of $,71,570,000 and $71,402,243 respectively))
0.20%	10/01/12		70,000,000	70,000,000

U.S. Treasury Bills — 0.08%
U.S. Treasury Bills
0.10%[9]	12/13/12	[11]	1,930,000	1,929,687

Total Short-Term Investments
(Cost $167,011,348)				167,012,020

Total Investments – 100.39%
(Cost $2,455,877,137)[1]				2,482,026,366

Liabilities in Excess of Other
Assets – (0.39%)				(9,622,291)

Net Assets – 100.00%				$2,472,404,075

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
365	U.S. Treasury Thirty Year Long Bond, Expiration December 2012	$134,628

	Net unrealized appreciation	$134,628

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 18, due 12/20/16. Counterparty: Barclays, Inc.
06/20/17	$(341,959)	$4,950	$375,788	$33,829
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 18, due 12/20/16. Counterparty: Morgan Stanley
06/20/17	(5,129,379)	74,250	5,636,817	507,438

	$(5,471,338)	$79,200	$6,012,605	$541,267

See accompanying notes to Schedule of Portfolio Investments.

81  /  Semi-Annual Report September 2012

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $2,456,016,486 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$105,427,201
Gross unrealized depreciation	(79,417,321)

Net unrealized appreciation	$26,009,880

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at September 30, 2012.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2012, was $626,625,580, representing 25.34% of total net assets.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
03/14/12	Asurion LLC, Term Loan B, 1st Lien, 5.50%, 05/24/18	$7,430,371	$7,584,021	0.31%
12/08/09	Boston Generating LLC, Term Loan, 1st Lien, 0.01%, 12/20/13	214,955	–	0.00%
10/05/10	Caesars Entertainment Operating Co., Inc., Term Loan B6, 1st Lien, 5.47%, 01/28/18	47,963,198	47,070,513	1.90%
07/29/11	Cengage Learning Acquisitions, Inc., Term Loan B, 2.47%, 07/03/14	7,034,093	7,304,335	0.30%
05/19/11	Chrysler Group LLC, Term Loan, 1st Lien, 6.00%, 05/24/17	26,166,885	27,276,524	1.11%
04/15/11	Delta Air Lines, Inc., Term Loan B, 1st Lien, 5.50%, 04/20/17	5,369,225	5,488,957	0.22%
04/13/12	El Dorado, Secured Term Loan, 1st Lien, 0.00%, 04/03/17	3,960,145	3,960,000	0.16%
05/21/10	First Data Corp., Term Loan B1, 2.97%, 09/24/14	19,355	20,840	0.00%
01/28/09	First Data Corp., Term Loan EXT, 1st Lien, 4.22%, 03/24/18	16,614,400	17,648,127	0.71%
07/19/12	Hologic, Inc., Term Loan B, 1st Lien, 4.50%, 08/01/19	4,951,097	5,065,000	0.21%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
08/05/10	MACH Gen LLC, Term Loan 2nd Lien (PIK), 7.93%, 02/15/15	$28,478,867	$21,282,914	0.86%
08/16/12	Navistar, Inc., Term Loan B, 1st Lien, 7.00%, 08/17/17	11,113,786	11,178,750	0.45%
03/16/12	Protection One, Term Loan, 1st Lien, 5.75%, 03/20/19	6,881,805	7,008,531	0.28%
09/19/12	Samson Investment Co., Term Loan, 2nd Lien, 5.91%, 09/10/18	4,726,334	4,786,613	0.19%
08/26/10	Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien, 4.76%, 10/10/17	47,989,737	46,685,509	1.89%
09/27/10	Univision Communications, Inc., 1st Lien Strip, 4.47%, 03/31/17	7,015,855	7,475,306	0.30%

		$225,930,108	$219,835,940	8.89%

[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $3,960,029, which is 0.16% of total net assets.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Non-income producing security.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of September 30, 2012.
[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $1,059,820.
†	Fair valued security. The aggregate value of fair valued securities is $4,420,061, which is 0.18% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  82

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 85.42%
ASSET-BACKED SECURITIES — 4.28%**
Aircastle Aircraft Lease Backed Trust, Series
2007-1A, Class G1
0.49%	06/14/37	[2,3]	$69,034	$62,131
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
4.39%	04/17/23	[2,3,4]	15,000	14,956
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15	†	10,000	8,725
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16	†	10,000	8,370
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17	†	15,000	11,430
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.54%	11/14/33	[2,3,4]	170,219	140,431
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.45%	12/25/36	[2,3]	281,991	209,997
Beacon Container Finance LLC, Series 2012-1A, Class A
3.72%	09/20/27	3,†	125,000	125,121
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
0.57%	06/25/26	[2]	150,000	144,059
Brazos Higher Education Authority, Inc., Series 2006-2, Class A9
0.48%	12/26/24	[2]	35,195	32,250
Cronos Containers Program Ltd., Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27	[3,4]	48,333	48,453
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	100,000	101,300
GE Business Loan Trust, Series 2004-1, Class B
0.92%	05/15/32	[2,3]	73,006	58,867
GE Business Loan Trust, Series 2004-2A, Class A
0.44%	12/15/32	[2,3]	57,612	53,663
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.47%	11/17/20	[2,3,4]	63,333	61,424
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.46%	12/19/32	[2,3,4]	171,729	149,885
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.10%	02/25/36	[2,3]	150,000	103,218

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Northstar Education Finance, Inc.
1.20%	01/29/46	[2]	$135,000	$124,831
PMC Aviation LLC, Series 2012-1I, Class A
18.00%	04/15/15	†	30,000	30,300
Scholar Funding Trust, Series 2012-B, Class A2
1.32%	03/28/46	[2,3]	150,000	144,927
SLM Student Loan Trust, Series 2003-11, Class A6
0.68%	12/15/25	[2,3]	250,000	244,097
SLM Student Loan Trust, Series 2011-1, Class A2
1.37%	10/25/34		150,000	153,796
Sound Point CLO Ltd., Series 2012-1A, Class C
3.71%	10/20/23	[3]	75,000	71,550
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2
1.74%	07/01/42	[2,3]	100,000	77,000
Symphony CLO Ltd., Series 2012-9A, Class C (Cayman Islands)
3.70%	04/16/22	[2,3,4]	20,000	19,533
TAL Advantage LLC, Series 2006-1, Class NOTE
0.41%	04/20/21	[2,3]	50,167	49,144
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	48,500	49,002
TAL Advantage LLC, Series 2011-2A, Class A
4.31%	05/20/26	[3]	52,000	54,129
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.47%	05/15/20	2,3,4,†	113,333	111,776
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	43,750	46,051
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.39%	11/26/21	[2,3]	20,833	20,264
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.36%	02/26/19	[2,3]	103,312	101,856
U-Haul S Fleet LLC, Series 2007-BT1, Class BT
5.56%	02/25/20	[3]	60,887	63,642
Wind River CLO Ltd, Series 2004-1A, Class B1 (Cayman Islands)
1.48%	12/19/16	[2,3,4]	65,000	58,897

Total Asset-Backed Securities
(Cost $2,718,333)				2,755,075

See accompanying notes to Schedule of Portfolio Investments.

83  /  Semi-Annual Report September 2012

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS — 0.79%*
Automotive — 0.79%
Navistar, Inc., Term Loan B, 1st Lien
7.00%	08/17/17	[2,5]	$500,000	$508,125

Total Bank Loans
(Cost $495,036)
CORPORATES — 28.92%*
Banking — 4.12%
Abbey National Treasury Services PLC/London (United Kingdom)
3.88%	11/10/14	[3,4]	125,000	127,639
Banco Bradesco SA/Cayman Islands (Brazil)
5.75%	03/01/22	[3,4]	400,000	427,000
Banco Davivienda SA (Colombia)
5.88%	07/09/22	[3,4]	200,000	207,500
Bank of America Corp.
6.00%	09/01/17		75,000	86,845
Bank of America N.A. (BKNT)
0.67%	06/15/16	[2]	122,000	115,135
5.30%	03/15/17		100,000	111,155
6.10%	06/15/17		100,000	113,692
BBVA Bancomer SA/Texas (Mexico)
6.75%	09/30/22	[3,4]	200,000	219,350
Chase Capital VI
1.07%	08/01/28	[2]	50,000	38,424
HBOS PLC, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[3,4]	375,000	382,807
National Australia Bank Ltd. (Australia)
1.60%	08/07/15	[4]	250,000	252,464
Royal Bank of Scotland PLC (United Kingdom)
2.55%	09/18/15	[4]	350,000	354,381
Sberbank of Russia Via SB Capital SA (Luxembourg)
5.72%	06/16/21	[4]	200,000	216,750

				2,653,142

Communications — 1.59%
Cablevision Systems Corp.
5.88%	09/15/22		60,000	59,700
CCO Holdings LLC/CCO Holdings Capital Corp.
7.25%	10/30/17		40,000	43,800
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20		65,000	73,937
CenturyLink, Inc.
5.80%	03/15/22		70,000	76,433
Frontier Communications Corp.
6.62%	03/15/15		90,000	98,100

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Intelsat Jackson Holdings SA (WI) (Luxembourg)
7.25%	04/01/19	[4]	$80,000	$86,800
Sprint Nextel Corp.
9.00%	11/15/18	[3]	130,000	156,975
9.25%	04/15/22		160,000	181,600
VimpelCom Holdings BV, Series REGS (Netherlands)
7.50%	03/01/22	[4]	200,000	210,250
Windstream Corp. (WI)
8.12%	09/01/18		35,000	37,450

				1,025,045

Consumer Discretionary — 0.85%
American Airlines, Series 2011-1, Class A Pass-Through Trust
5.25%	01/31/21		71,046	74,775
JetBlue Airways, Series 2004-1, Class G-2 Pass-Through Trust
0.81%	03/15/14	[2]	130,000	125,455
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
5.75%	10/15/20	[3]	150,000	150,375
Virgolino de Oliveira Finance Ltd. (Luxembourg)
10.50%	01/28/18	[3,4]	200,000	200,000

				550,605

Electric — 1.72%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[3]	75,000	81,000
Cia. Energetica de Sao Paulo, Series REGS (Brazil)
9.50%	01/15/15	[4]	250,000	182,500
GenOn Americas Generation LLC
8.50%	10/01/21		150,000	163,875
Instituto Costarricense de Electricidad (Costa Rica)
6.95%	11/10/21	[3,4]	200,000	223,000
NRG Energy, Inc.
7.62%	01/15/18		155,000	168,563
PNM Resources, Inc.
9.25%	05/15/15		200,000	230,000
Public Service Co. of New Mexico
5.35%	10/01/21		50,000	56,738

				1,105,676

Energy — 4.03%
Abu Dhabi National Energy Co. (United Arab Emirates)
5.88%	12/13/21	[3,4]	200,000	233,500

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  84

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Arch Coal, Inc.
7.00%	06/15/19		$25,000	$20,875
Bumi Investment Pte Ltd. (Singapore)
10.75%	10/06/17	[4]	200,000	157,500
Chaparral Energy, Inc.
7.62%	11/15/22	[3]	49,000	52,920
8.25%	09/01/21		116,000	125,860
Florida Gas Transmission Co. LLC
3.88%	07/15/22	[3]	160,000	168,504
Gazprom OAO Via Gaz Capital SA
(Luxembourg)
4.95%	07/19/22	[3,4]	200,000	210,740
Newfield Exploration Co.
5.62%	07/01/24		165,000	183,872
Pertamina Persero PT (Indonesia)
6.00%	05/03/42	[3,4]	200,000	219,000
Petroleos de Venezuela SA, Series REGS
(Venezuela)
8.50%	11/02/17	[4]	400,000	363,000
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[4]	150,000	151,227
Sabine Pass LNG LP
7.25%	11/30/13		115,000	123,050
SM Energy Co.
6.50%	01/01/23	[3]	165,000	173,456
Southern Natural Gas Co. LLC
8.00%	03/01/32		100,000	141,942
Tennessee Gas Pipeline Co.
8.00%	02/01/16		225,000	268,872

				2,594,318

Finance — 5.50%
Ajecorp BV (Netherlands)
6.50%	05/14/22	[3,4]	200,000	213,000
Astoria Depositor Corp.
8.14%	05/01/21	[3]	120,000	111,600
Banco do Brasil SA (Brazil)
5.88%	01/26/22	[3,4]	200,000	215,000
Blackstone Holdings Finance Co., LLC
4.75%	02/15/23	[3]	250,000	261,193
Chase Capital II, Series B
0.94%	02/01/27	[2]	110,000	84,767
Citigroup, Inc.
2.14%	05/15/18	[2]	125,000	123,533
4.59%	12/15/15		125,000	135,730
6.12%	05/15/18		100,000	118,525
General Electric Capital Corp. (MTN)
0.82%	05/05/26	[2]	135,000	114,597
4.65%	10/17/21		70,000	78,775

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc.
5.75%	01/24/22		$75,000	$86,102
Grupo Aval Ltd. (Cayman Islands)
4.75%	09/26/22	[3,4]	300,000	296,250
International Lease Finance Corp.
6.50%	09/01/14	[3]	175,000	188,125
JPMorgan Chase Capital XIII, Series M
1.41%	09/30/34	[2]	225,000	172,364
JPMorgan Chase Capital XXI, Series U
1.39%	02/02/37	[2]	750,000	528,483
Macquarie Bank Ltd. (Australia)
5.00%	02/22/17	[3,4]	170,000	180,855
Metalloinvest Finance Ltd. (Ireland)
6.50%	07/21/16	[3,4]	200,000	204,000
Morgan Stanley (MTN)
0.90%	10/18/16	[2]	175,000	164,160
Reckson Operating Partnership LP
5.00%	08/15/18		145,000	155,766
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	100,000	106,500

				3,539,325

Health Care — 1.11%
CHS/Community Health Systems, Inc.
5.12%	08/15/18		225,000	234,000
7.12%	07/15/20		175,000	185,937
DaVita, Inc.
5.75%	08/15/22		120,000	125,400
HCA, Inc.
7.25%	09/15/20		100,000	112,500
Tenet Healthcare Corp.
8.88%	07/01/19		50,000	56,500

				714,337

Industrials — 0.64%
BAA Funding Ltd. (United Kingdom)
2.50%	06/25/15	[3,4]	200,000	203,912
Cemex Espana Luxembourg (Spain)
9.88%	04/30/19	[3,4]	200,000	206,000

				409,912

Insurance — 0.64%
Farmers Exchange Capital
7.20%	07/15/48	[3]	150,000	176,601
Farmers Insurance Exchange
8.62%	05/01/24	[3]	40,000	54,774
Metropolitan Life Global Funding I
1.70%	06/29/15	[3]	175,000	178,621

				409,996

See accompanying notes to Schedule of Portfolio Investments.

85  /  Semi-Annual Report September 2012

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials — 2.64%
ALROSA Finance SA, Series REGS (Luxembourg)
7.75%	11/03/20	[4]	$200,000	$227,500
AngloGold Holdings PLC (South Africa)
5.12%	08/01/22	[4]	200,000	205,513
ArcelorMittal (Luxembourg)
6.50%	02/25/22	[4]	150,000	147,375
Corporacion Nacional del Cobre de Chile (Chile)
4.25%	07/17/42	[3,4]	200,000	198,788
Inversiones CMPC SA (Chile)
4.50%	04/25/22	[3,4]	200,000	208,763
Vale Overseas Ltd. (Cayman Islands)
6.88%	11/21/36	[4]	125,000	145,360
Vale SA (Brazil)
5.62%	09/11/42	[4]	150,000	153,019
Vedanta Resources PLC (United Kingdom)
8.25%	06/07/21	[3,4]	200,000	196,750
Volcan Cia. Minera SAA (Peru)
5.38%	02/02/22	[3,4]	200,000	217,000

				1,700,068

Real Estate Investment Trust (REIT) — 4.09%
Boston Properties LP
5.88%	10/15/19		200,000	239,549
Country Garden Holdings Co. Ltd. (Cayman Islands)
11.12%	02/23/18	[3,4]	200,000	219,750
Duke Realty LP
5.40%	08/15/14		160,000	170,792
Essex Portfolio LP
3.62%	08/15/22	[3]	250,000	252,331
Evergrande Real Estate Group Ltd., Series REGS (Cayman Islands)
13.00%	01/27/15	[4]	200,000	204,375
HCP, Inc.
3.75%	02/01/19		210,000	220,618
5.62%	05/01/17		100,000	114,111
Health Care REIT, Inc.
4.12%	04/01/19		150,000	160,246
4.70%	09/15/17		150,000	165,737
Healthcare Realty Trust, Inc.
6.50%	01/17/17		125,000	142,453
Post Apartment Homes LP
4.75%	10/15/17		270,000	296,725
WEA Finance LLC/WCI Finance LLC
5.70%	10/01/16	[3]	125,000	141,198

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
WEA Finance LLC/WT Finance Aust Pty Ltd.
5.75%	09/02/15	[3]	$150,000	$166,595
7.50%	06/02/14	[3]	125,000	135,519

				2,629,999

Transportation — 1.99%
Continental Airlines Pass-Through Trust,
Series 1997, Class 4A
6.90%	01/02/18		127,264	138,041
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.54%	08/02/20		377,837	410,898
Continental Airlines Pass-Through Trust, Series 2012-1, Class B
6.25%	04/11/20		75,000	78,281
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		75,812	83,298
DP World Ltd., Series REGS (United Arab Emirates)
6.85%	07/02/37	[4]	200,000	216,500
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.88%	11/15/16	[2]	250,000	220,000
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		125,000	134,609

				1,281,627

Total Corporates
(Cost $17,747,549)				18,614,050

FOREIGN GOVERNMENT OBLIGATIONS — 2.64%
Foreign Sovereign — 2.64%
Croatia Government International Bond (Croatia)
6.38%	03/24/21	[3,4]	200,000	222,830
Indonesia Government International Bond (Indonesia)
3.75%	04/25/22	[3,4]	250,000	265,000
Mexican Udibonos (Mexico)
2.00%	06/09/22	[4]	285,000	114,634
Mexico Government International Bond (MTN) (Mexico)
4.75%	03/08/44	[4]	200,000	223,750
Russian Foreign Bond - Eurobond (Russia)
4.50%	04/04/22	[3,4]	200,000	223,760
Slovakia Government International Bond (Slovakia)
4.38%	05/21/22	[3,4]	200,000	211,375
Sri Lanka Government International Bond (Sri Lanka)
5.88%	07/25/22	[3,4]	200,000	217,000

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  86

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Sovereign (continued)
Turkey Government International Bond (Turkey)
5.12%	03/25/22	[4]	$200,000	$223,510

Total Foreign Government Obligations
(Cost $1,561,156)				1,701,859

MORTGAGE-BACKED — 42.55%**
Commercial Mortgage-Backed — 9.15%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4
4.76%	11/10/39		285,000	295,695
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class A4
5.12%	10/10/45	[2]	50,000	55,718
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A2
5.32%	09/10/47		115,826	118,795
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-3, Class A2
5.80%	06/10/49	[2]	132,021	132,098
Bank of America Commercial Mortgage, Inc., Series 2005-6, Class A4
5.36%	09/10/47	[2]	105,000	118,073
Bear Stearns Commercial Mortgage Securities, Series 2004-PWRC, Class A4
4.72%	02/11/41		110,000	113,924
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class A4
5.71%	04/12/38	[2]	120,000	137,827
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B
5.20%	12/11/49		128,020	130,490
Commercial Mortgage Pass-Through Certificates, Series 2003-LB1A, Class A2
4.08%	06/10/38		117,197	118,842
Commercial Mortgage Pass-Through Certificates, Series 2005-C6, Class A5A
5.12%	06/10/44	[2]	155,000	171,552
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4
5.10%	08/15/38	[2]	65,000	72,235
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A4
5.23%	12/15/40	[2]	90,000	100,002
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		220,000	241,471
GE Business Loan Trust, Series 2003-1, Class B
1.52%	04/15/31	[2,3]	84,783	74,662

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Business Loan Trust, Series 2004-2A, Class C
1.07%	12/15/32	[2,3]	$85,266	$46,896
GE Capital Commercial Mortgage Corp., Series 2004-C3, Class A3
4.86%	07/10/39	[2]	53,738	53,826
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4
4.11%	07/05/35		43,766	44,272
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44		163,000	181,526
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2003-PM1A, Class A4
5.33%	08/12/40	[2]	160,000	163,613
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A5
4.88%	01/15/42		183,000	196,552
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class A4
5.34%	08/12/37	[2]	125,000	138,590
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4
4.90%	09/12/37		90,000	99,537
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.36%	12/15/44	[2]	113,000	127,069
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class ASB
5.51%	12/12/44		277,595	296,180
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class ASB
5.42%	12/12/43		171,308	183,850
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4
5.40%	05/15/45		175,000	202,646
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4
5.05%	07/12/38	[2]	120,000	133,983
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4
5.29%	01/12/44	[2]	55,000	61,497
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A2
4.56%	06/12/43		106,069	106,425
Morgan Stanley Capital I, Inc., Series 2003-IQ4, Class A2
4.07%	05/15/40		141,793	143,612
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	08/15/49		145,000	157,426

See accompanying notes to Schedule of Portfolio Investments.

87  /  Semi-Annual Report September 2012

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I, Series 2005-IQ10, Class A4A
5.23%	09/15/42	[2]	$150,000	$164,729
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		125,000	138,137
Morgan Stanley Capital I, Series 2006-IQ12, Class A4
5.33%	12/15/43		100,000	116,648
Morgan Stanley Capital I, Series 2006-T23, Class A2
5.92%	08/12/41	[2]	118,036	120,181
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.99%	08/12/41	[2]	120,000	142,442
Morgan Stanley Capital I, Series 2011-C3, Class A4
4.12%	08/15/49		90,000	102,297
Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class A4
5.08%	09/15/37		88,788	88,808
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05%	07/20/23	[3]	144,258	130,553
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A2
3.99%	06/15/35		146,136	148,149
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[2]	65,000	72,344
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4
5.41%	10/15/44	[2]	35,724	39,866
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2
2.68%	11/15/44		110,000	117,459
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		260,000	289,851

				5,890,348

Non-Agency Mortgage-Backed — 23.27%
ACE Securities Corp., Series 2003-MH1, Class B1
6.50%	08/15/30	[2,3]	61,822	62,331
Banc of America Funding Corp., Series 2006-G, Class 2A1
0.44%	07/20/36	[2]	100,717	79,149
Banc of America Funding Corp., Series 2007-8, Class 2A1
7.00%	10/25/37		584,465	350,156

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Alt-A Trust, Series 2005-7, Class 25A1
2.91%	09/25/35	[2]	$154,249	$117,050
Centex Home Equity, Series 2005-D, Class M1
0.65%	10/25/35	[2]	350,000	329,635
Citicorp Mortgage Securities, Inc., Series 2005-8, Class 1A2
5.50%	11/25/35		562,046	569,012
Citigroup Mortgage Loan Trust, Inc. 2006-WFH2 A2A
0.37%	08/25/36	[2]	317,570	280,668
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.48%	11/25/35	[2]	180,088	108,603
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		59,837	65,047
Countrywide Alternative Loan Trust, Series 2007-HY5R, Class 2A1A
5.46%	03/25/47	[2]	187,006	180,987
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
0.51%	02/25/35	[2]	120,312	78,220
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.52%	05/25/35	[2]	139,436	108,823
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11, Class 8A9
5.25%	12/25/35		239,037	239,494
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 (STEP)
5.06%	01/25/37		344,414	142,028
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
5.43%	02/25/37		170,000	120,571
DBRR Trust, Series 2012-EZ1, Class A
0.95%	09/25/45	[3]	240,000	240,431
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR6, Class 2A1A
0.51%	10/19/45	[2]	296,183	235,042
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.42%	10/19/36	[2]	293,549	217,232
Equifirst Loan Securitization Trust, Series 2007-1, Class A2B
0.41%	04/25/37	[2]	330,000	155,899

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  88

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A2
2.53%	08/25/37	[2]	$454,616	$334,565
Fremont Home Loan Trust, Series 2006-2, Class 2A3
0.39%	02/25/36	[2]	300,000	168,243
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	60,529	66,837
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3
4.57%	08/10/42		338,353	341,012
GSAA Trust, Series 2006-2, Class 2A3
0.49%	12/25/35		500,000	478,750
GSR Mortgage Loan Trust, Series 2005-4F, Class 4A3
5.50%	05/25/35		563,201	583,387
GSR Mortgage Loan Trust, Series 2005-7F, Class 3A3 (IO)
5.28%	09/25/35	[2,6]	229,412	31,157
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1
2.92%	04/25/36	[2]	396,981	356,442
Home Equity Asset Trust, Series 2007-AR1, Class 2A1
2.83%	01/25/37	[2]	316,943	217,833
Indymac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1
2.94%	05/25/36	[2]	351,974	251,468
Indymac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		136,155	132,447
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
3.03%	08/25/35	[2]	231,655	202,329
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
3.01%	05/25/36	[2]	167,207	131,747
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		50,811	51,033
Lehman XS Trust, Series 2005-4, Class 1A3
0.62%	10/25/35	[2]	395,450	346,012
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 8A1
4.70%	10/25/34	[2]	210,317	200,732
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2
0.33%	03/25/47		500,006	477,505
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.55%	04/25/37	[2]	883,581	91,698

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2B
0.39%	05/25/37	[2]	$534,106	$299,987
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		128,518	132,557
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1
0.50%	11/25/35		606,567	553,492
Origen Manufactured Housing, Series 2006-A, Class A1
0.37%	11/15/18	[2]	19,648	19,469
RAAC Series, Series 2005-SP1, Class 4A1
7.00%	09/25/34		431,685	462,442
RAAC Series, Series 2007-SP1, Class A2
0.57%	03/25/37	[2]	270,299	265,619
Residential Accredit Loans, Inc., Series 2005-QA4, Class A41
3.32%	04/25/35	[2]	373,766	334,423
Residential Accredit Loans, Inc., Series 2006-Q09, Class 1A4A
0.39%	12/25/46	[2]	461,518	333,184
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[2,6]	8,844,222	66,628
Residential Asset Mortgage Products, Inc., Series 2006-RS3, Class A3
0.42%	05/25/36	[2]	352,585	303,218
Residential Asset Securities Corp., Series 2004-KS9, Class AII4
0.82%	10/25/34	[2]	39,418	18,270
Residential Asset Securities Corp., Series 2006-EMX1, Class A2
0.45%	01/25/36	[2]	284,519	276,672
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-11, Class 1A1
0.38%	12/25/36	[2]	525,954	353,984
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 22A1
6.12%	05/25/36	[2]	665,215	325,573
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A1
0.43%	05/25/46	[2]	179,644	104,426
Structured Asset Securities Corp., Series 2002-11A, Class 2A1
3.18%	06/25/32	[2]	271,918	270,964
Structured Asset Securities Corp., Series 2005-2XS, Class 2A2
1.72%	02/25/35	[2]	287,851	245,649
Vanderbilt Mortgage Finance, Series 2001-C, Class M1
6.76%	01/07/32		50,784	51,759

See accompanying notes to Schedule of Portfolio Investments.

89  /  Semi-Annual Report September 2012

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.49%	10/25/35	[2]	$260,000	$238,923
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.51%	10/25/45	[2]	184,333	168,020
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
0.51%	12/25/45	[2]	434,097	395,900
WaMu Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A
0.54%	07/25/45	[2]	185,275	166,126
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1
2.59%	03/25/37	[2]	449,726	327,761
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A
0.90%	02/25/47	2,†	811,171	384,292
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		164,031	155,328
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A2
2.61%	07/25/36	[2]	323,755	258,202
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR17, Class A1
2.61%	10/25/36	[2]	368,070	321,829

				14,978,272

U.S. Agency Mortgage-Backed — 10.13%
Fannie Mae Pool AD0825
4.59%	02/01/20		150,309	178,074
Fannie Mae Pool AE0600
3.98%	11/01/20		146,138	167,315
Fannie Mae Pool AE0918
3.66%	10/01/20		262,233	295,528
Fannie Mae Pool AL0600
4.30%	07/01/21		147,963	173,290
Fannie Mae REMICS, Series 2003-64, Class KS
9.35%	07/25/18	[2]	44,701	50,356
Fannie Mae REMICS, Series 2006-104, Class GL
16.16%	11/25/36	[2]	54,247	72,619
Fannie Mae REMICS, Series 2007-52, Class LS (IO)
5.83%	06/25/37	[2]	364,920	51,432
Fannie Mae REMICS, Series 2008-62, Class SN (IO)
5.98%	07/25/38	[2]	1,848,520	245,211

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.38%	10/25/40	[2]	$449,965	$60,560
Fannie Mae, Series 2006-11, Class PS
23.77%	03/25/36	[2]	117,684	171,554
Fannie Mae, Series 2007-77, Class SK (IO)
5.65%	08/25/37	[2]	655,592	93,208
Fannie Mae, Series 2008-18, Class SM (IO)
6.78%	03/25/38	[2]	404,004	70,032
Fannie Mae, Series 2010-35, Class IA (IO)
5.00%	07/25/38		312,102	19,383
Fannie Mae, Series 2012-M12, Class 1A
2.84%	08/25/22	[2]	410,000	431,013
Fannie Mae-Aces, Series 2011-M1, Class A3
3.76%	06/25/21		250,000	279,485
Freddie Mac REMICS, Series 2711, Class FA
1.22%	11/15/33	[2]	446,798	456,909
Freddie Mac REMICS, Series 2733, Class FB
0.82%	10/15/33	[2]	545,000	549,456
Freddie Mac REMICS, Series 3001, Class HS
16.20%	02/15/35	[2]	86,786	105,568
Freddie Mac REMICS, Series 3404, Class AS (IO)
5.67%	01/15/38	[2]	375,252	55,985
Freddie Mac REMICS, Series 3417, Class FA
0.72%	11/15/37	[2]	96,673	97,452
Freddie Mac REMICS, Series 3828, Class TF
0.62%	04/15/29	[2]	670,232	673,147
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.39%	04/15/42	[2]	923,061	157,137
Freddie Mac, Series 3262, Class KS (IO)
6.19%	01/15/37	[2]	368,056	54,501
Freddie Mac, Series 3339, Class JS
41.40%	07/15/37	[2]	83,260	160,012
Freddie Mac, Series 3439, Class SC (IO)
5.68%	04/15/38	[2]	318,630	50,283
Freddie Mac, Series 3885, Class PO (PO)
0.00%	11/15/33	[7]	123,287	115,694
Freddie Mac, Series K020, Class A2
2.37%	05/25/40		285,000	292,125
Ginnie Mae II Pool MA0243
2.00%	07/20/42	[2]	582,479	604,550
Ginnie Mae, Series 2010-20, Class SE (IO)
6.03%	02/20/40	[2]	1,089,887	180,202
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		375,812	79,039

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  90

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2011-50, Class PS (IO)
5.88%	02/20/41	[2]	$529,785	$85,619
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		1,008,476	157,555
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	4,851,164	77,815
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[2]	11,084,239	158,503
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		414,199	54,212

				6,524,824

Total Mortgage-Backed
(Cost $25,740,915)				27,393,444

MUNICIPAL BONDS — 1.13%*
California — 0.48%
State of California, Build America Bonds
7.60%	11/01/40		150,000	205,923
State of California, Build America Bonds,
Various Purpose
7.55%	04/01/39		75,000	101,813

				307,736

Illinois — 0.65%
State of Illinois, Build America Bonds
6.20%	07/01/21		75,000	84,287
State of Illinois, Taxable Bonds
5.88%	03/01/19		100,000	112,563
State of Illinois, Taxable-Pension
4.35%	06/01/18		215,000	224,146

				420,996

Total Municipal Bonds
(Cost $707,025)				728,732

U.S. AGENCY SECURITIES — 1.74%
U.S. Agency Securities — 1.74%
Fannie Mae
0.63%	02/22/16		615,000	615,478
1.00%	11/07/14		135,000	135,132

Federal Home Loan Bank
0.55%	10/05/15		315,000	315,077
0.60%	08/06/15		51,852	51,854

Total U.S. Agency Securities
(Cost $1,116,828)				1,117,541

Issues	Maturity Date		Principal Amount/ Shares	Value
U.S. TREASURY SECURITIES — 3.37%
U.S. Treasury Notes — 3.37%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.63%	04/15/13	[8]	$1,640,000	$1,795,782
1.88%	07/15/13	[8]	290,000	372,647

Total U.S. Treasury Securities
(Cost $2,164,279)				2,168,429

Total Bonds – 85.42%
(Cost $52,251,121)				54,987,255

SHORT-TERM INVESTMENTS — 17.25%
Commercial Paper — 0.44%
Lloyds TSB Bank PLC (United Kingdom)
0.39%[9]	10/25/12	[4]	285,000	284,937

Money Market Fund — 1.97%
BlackRock Liquidity Funds TempFund Portfolio
0.14%[10]			620,000	620,000
Dreyfus Cash Advantage Fund
0.12%[10]			59,000	59,000
DWS Money Market Series Institutional Funds
0.15%[10]			591,000	591,000

				1,270,000

U.S. Agency Discount Notes — 13.60%
Fannie Mae
0.12%[9]	10/24/12		370,000	369,986
0.13%[9]	10/03/12		272,000	271,999
0.13%[9]	12/19/12		1,930,000	1,929,873
Federal Home Loan Bank
0.12%[9]	11/09/12		3,500,000	3,499,564
0.13%[9]	10/05/12		1,330,000	1,329,981
0.13%[9]	11/07/12		1,350,000	1,349,826

				8,751,229

U.S. Treasury Bills — 1.24%
U.S. Treasury Bills
0.10%[9]	12/13/12	[11]	130,000	129,979
0.10%[9]	10/04/12		665,000	664,994

				794,973

Total Short-Term Investments
(Cost $11,100,710)				11,101,139

See accompanying notes to Schedule of Portfolio Investments.

91  /  Semi-Annual Report September 2012

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Value
Total Investments – 102.67%
(Cost $63,351,831)[1]	$66,088,394

Liabilities in Excess of Other
Assets – (2.67)%	(1,716,273)

NET ASSETS – 100.00%	$64,372,121

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
24	U.S. Treasury Five Year Note
	Expiration December 2012	$(11,289)
74	U.S. Treasury Ten Year Note
	Expiration December 2012	(61,362)
11	U.S. Treasury Thirty Year Long Bond,
	Expiration December 2012	5,728

	Net unrealized depreciation	$(66,923)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 18, due 06/20/17. Counterparty: JPMorgan Chase & Co.
06/20/17	$(44,483)	$594	$48,543	$4,060

	$(44,483)	$594	$48,543	$4,060

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $63,351,831 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$3,064,084
Gross unrealized depreciation	(327,521)

Net unrealized appreciation	$2,736,563

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2012.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2012, was $11,569,880, representing 17.97% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
08/16/12	Navistar, Inc., Term Loan B, 1st Lien, 7.00%, 08/17/17	$495,036	$508,125	0.79%

[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $97,785, which is 0.15% of total net assets.

[7]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2012.

[8]	Inflation protected security. Principal amount reflects original security face amount.

[9]	Represents annualized yield at date of purchase.

[10]	Represents the current yield as of September 30, 2012.

[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $129,978.

†

Fair valued security. The aggregate value of fair valued securities is $680,014, which is 1.06% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(PO): Principal only

(STEP): Step coupon bond

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  92

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 81.14%
ASSET-BACKED SECURITIES — 12.50%**
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.49%	06/14/37	[2,3]	$918,153	$826,338
Avalon IV Capital Ltd., Series 1A, Class SUB (Cayman Islands)
0.00%	04/17/23	[3,4]	175,000	185,063
Avalon IV Capital Ltd., Series 2012-1A, Class C (Cayman Islands)
4.39%	04/17/23	[2,3,4]	575,000	573,314
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class D
5.50%	11/20/15	†	225,000	196,311
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E1
6.25%	04/20/16	†	225,000	188,324
Axis Equipment Finance Receivables LLC, Series 2012-1I, Class E2
7.00%	03/20/17	†	250,000	190,499
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.54%	11/14/33	[2,3,4]	839,383	692,491
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.59%	01/25/35	[2,3]	561,855	484,824
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.45%	12/25/36	[2,3]	1,297,159	965,984
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.46%	07/25/37	[2,3]	717,761	511,118
CIT Education Loan Trust, Series 2007-1, Class A
0.46%	03/25/42	[2,3]	1,928,561	1,755,319
Cronos Containers Program Ltd., Series 2012-1A, Class A (Bermuda)
4.21%	05/18/27	[3,4]	265,833	266,492
Cronos Containers Program Ltd., Series 2012-2A, Class A (Bermuda)
3.81%	09/18/27	[3,4]	400,000	405,200
Crystal River, Series 2005-1A, Class A (Cayman Islands)
0.78%	03/02/46	[2,3,4]	470,845	57,361
EFS Volunteer LLC, Series 2010-1, Class A2
1.30%	10/25/35	[2,3]	800,000	766,195
GE Business Loan Trust, Series 2004-1, Class A
0.51%	05/15/32	[2,3]	832,271	773,805
GE Business Loan Trust, Series 2004-2A, Class A
0.44%	12/15/32	[2,3]	547,314	509,802
GE Business Loan Trust, Series 2005-1A, Class A3
0.47%	06/15/33	[2,3]	1,267,160	1,092,539

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2005-2A, Class A
0.46%	11/15/33	[2,3]	$1,141,601	$1,004,728
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.52%	04/17/19	[2,3,4]	190,000	186,863
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.47%	11/17/20	[2,3,4]	403,750	391,581
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.46%	12/19/32	[2,3,4]	923,045	805,634
Highland Loan Funding Ltd., Series 1A, Class A2A (Cayman Islands)
1.12%	08/01/14	[2,3,4]	1,050,000	1,009,509
North Carolina State Education Authority, Series 2011-1, Class A3
1.37%	10/25/41	[2]	2,000,000	1,950,860
OFSI Fund Ltd., Series 2006-1, Class D (Cayman Islands)
2.13%	09/20/19	[2,3,4]	550,000	411,201
PAMCO CLO, Series 1998-1A, Class B2 (Cayman Islands)
1.80%	05/01/13	2,3,4,5,†	364,315	72,863
Peach Finance Co., Series 2000, Class A
4.71%	04/15/48	[3]	611,761	636,231
PMC Aviation LLC, Series 2012-1I, Class A
18.00%	04/15/15	†	475,000	479,745
Scholar Funding Trust, Series 2012-B, Class A2
1.32%	03/28/46	[2,3]	1,000,000	966,182
Sound Point CLO Ltd., Series 2012-1A, Class C
3.71%	10/20/23	[3]	625,000	596,250
Symphony CLO Ltd., Series 2012-9A, Class C (Cayman Islands)
3.70%	04/16/22	[2,3,4]	575,000	561,571
TAL Advantage LLC, Series 2006-1, Class NOTE
0.41%	04/20/21	[2,3]	215,000	210,615
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	416,292	420,597
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[3]	208,333	222,899
TAL Advantage LLC, Series 2011-2A, Class A
4.31%	05/20/26	[3]	433,333	451,076
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.47%	05/15/20	2,3,4,†	300,000	295,876
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	1,093,750	1,151,283

See accompanying notes to Schedule of Portfolio Investments.

93  /  Semi-Annual Report September 2012

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
8.00%	07/06/14	3,5,†	$461,429	$461,424
Triton Container Finance LLC, Series 2006-1A, Class NOTE
0.39%	11/26/21	[2,3]	531,250	516,743
Triton Container Finance LLC, Series 2007-1A, Class NOTE
0.36%	02/26/19	[2,3]	324,740	320,162
US Education Loan Trust IV LLC, Series 2006-1, Class A4
0.31%	03/01/41	3,6,†	900,000	746,999
Wind River CLO Ltd, Series 2004-1A, Class B1 (Cayman Islands)
1.48%	12/19/16	[2,3,4]	500,000	453,056

Total Asset-Backed Securities
(Cost $25,201,964)				24,764,927

BANK LOANS — 2.75%*
Automotive — 0.51%
Chrysler Group LLC, Term Loan, 1st Lien
6.00%	05/24/17	[2,7]	989,975	1,011,355

Electric — 0.52%
Boston Generating LLC, Term Loan, 1st Lien
0.01%	12/20/13	2,5,6,7,8,†	107,166	—
Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien
4.76%	10/10/17	[2,7]	1,500,000	1,037,109

				1,037,109

Energy — 0.36%
MACH Gen LLC, Term Loan 2nd Lien (PIK)
7.93%	02/15/15	[2,7]	1,106,537	707,262

Gaming — 1.36%
Caesars Entertainment Operating Co., Inc., Term Loan B6, 1st Lien
5.47%	01/28/18	[2,7]	2,950,000	2,688,716

Total Bank Loans
(Cost $5,681,795)				5,444,442

CORPORATES — 17.16%*
Banking — 1.74%
Bank of America Corp.
5.62%	07/01/20		470,000	536,801
Bank of America Corp. (MTN)
5.00%	05/13/21		1,090,000	1,200,223
Chase Capital VI
1.07%	08/01/28	[2]	1,000,000	768,480
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	1,000,000	940,000

				3,445,504

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications — 0.36%
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%	01/15/19		$310,000	$337,900
Windstream Corp. (WI)
8.12%	09/01/18		345,000	369,150

				707,050

Electric — 1.82%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[3]	720,000	777,600
Dynegy Roseton/Danskammer Pass-Through Trust, Series B
7.67%	11/08/16	[6,8]	1,175,000	710,875
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		1,402,984	1,592,387
NRG Energy, Inc.
7.62%	01/15/18		475,000	516,563

				3,597,425

Energy — 3.18%
Arch Coal, Inc.
7.00%	06/15/19		1,030,000	860,050
Sabine Pass LNG LP
7.25%	11/30/13		3,430,000	3,670,100
Southern Union Co.
3.46%	11/01/66	[2]	2,200,000	1,765,500

				6,295,650

Finance — 5.97%
Astoria Depositor Corp.
8.14%	05/01/21	[3]	1,200,000	1,116,000
Chase Capital II, Series B
0.94%	02/01/27	[2]	3,144,000	2,422,808
CIT Group, Inc.
6.62%	04/01/18	[3]	1,195,000	1,365,287
Citigroup, Inc.
0.98%	08/25/36	[2]	3,350,000	2,257,507
General Electric Capital Corp. (MTN)
0.82%	05/05/26	[2]	2,319,000	1,968,518
0.92%	08/15/36	[2]	1,000,000	741,042
JPMorgan Chase Capital XIII, Series M
1.41%	09/30/34	[2]	700,000	536,244
JPMorgan Chase Capital XXIII
1.44%	05/15/47	[2]	200,000	139,000
Prudential Holdings LLC
8.70%	12/18/23	[3]	1,000,000	1,292,322

				11,838,728

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  94

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 0.83%
CHS/Community Health Systems, Inc.
8.00%	11/15/19		$260,000	$286,000
HCA, Inc.
7.25%	09/15/20		472,000	531,000
HCA, Inc. (WI)
7.88%	02/15/20		398,000	449,243
Tenet Healthcare Corp.
10.00%	05/01/18		326,000	378,160

				1,644,403

Insurance — 0.61%
Farmers Exchange Capital
7.05%	07/15/28	[3]	1,000,000	1,219,150

Real Estate Investment Trust (REIT) — 0.28%
HCP, Inc.
7.07%	06/08/15		500,000	563,987

Transportation — 2.37%
AWAS Aviation Capital Ltd. (Ireland)
7.00%	10/15/16	[3,4]	556,400	589,784
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,527,869	2,660,582
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		671,474	737,781
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.81%	08/15/16	[2]	754,004	703,109

				4,691,256

Total Corporates
(Cost $32,153,526)				34,003,153

MORTGAGE-BACKED — 48.73%**
Commercial Mortgage-Backed — 2.20%
Bayview Commercial Asset Trust, Series 2005-A4, Class A1
0.52%	01/25/36	[2,3]	1,873,626	1,395,145
Bayview Commercial Asset Trust, Series 2006-SP1, Class M1
0.67%	04/25/36	[2,3]	1,275,000	904,579
GE Business Loan Trust, Series 2003-1, Class B
1.52%	04/15/31	[2,3]	499,280	439,679
GE Business Loan Trust, Series 2003-2A, Class A
0.59%	11/15/31	[2,3]	877,122	816,555
GE Business Loan Trust, Series 2005-1A, Class C
0.92%	06/15/33	[2,3]	516,189	381,916

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Business Loan Trust, Series 2005-2A, Class B
0.72%	11/15/33	[2,3]	$518,909	$418,439

				4,356,313

Non-Agency Mortgage-Backed — 35.88%
ACE Securities Corp., Series 2003-MH1, Class B1
6.50%	08/15/30	[2,3]	248,413	250,457
ACE Securities Corp., Series 2006-HE3, Class A2C
0.37%	06/25/36	[2]	2,480,132	1,021,373
Asset Backed Securities Corp. Home Equity, Series 2007-HE1, Class A4
0.36%	12/25/36	[2]	3,000,000	1,594,225
Banco de Credito Y Securitizacion SA, Series 2001-1, Class AF (Argentina)
8.00%	06/30/20	[3,4,5]	5,000	375
BCAP LLC Trust, Series 2011-RR3, Class 1A5
3.10%	05/27/37	[2,3]	1,864,262	1,823,162
BCAP LLC Trust, Series 2010-RR11, Class 3A2
3.02%	06/27/36	[2,3]	2,016,368	1,884,941
BCAP LLC Trust, Series 2011-RR3, Class 5A3
2.84%	11/27/37	[2,3]	2,478,672	2,362,642
BCAP LLC Trust, Series 2011-RR4, Class 1A3
3.10%	03/26/36	[2,3]	1,173,624	1,123,549
Bear Stearns Alt-A Trust, Series 2005-1, Class A1
0.78%	01/25/35	[2]	1,142,238	1,058,629
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	3,4,5,†	110	1
Centex Home Equity, Series 2006-A, Class AV4
0.47%	06/25/36	[2]	4,300,000	3,394,315
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
6.05%	03/25/37	†	1,750,000	1,487,499
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.40%	03/25/37	[2]	2,500,000	2,171,080
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		889,954	944,284
Conseco Finance Securitizations Corp., Series 2002-1, Class A
6.68%	12/01/33	[2]	52,937	55,406
Conseco Finance, Series 2002-C, Class BF1
8.00%	06/15/32	[2]	3,340,143	3,334,769

See accompanying notes to Schedule of Portfolio Investments.

95  /  Semi-Annual Report September 2012

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	$944,896	$731,259
Conseco Financial Corp., Series 1996-10, Class M1
7.24%	11/15/28	[2]	2,700,000	2,968,647
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	1,162,000	1,267,157
Conseco Financial Corp., Series 1996-8, Class A6
7.60%	10/15/27	[2]	9,599	9,798
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	479,139	531,124
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[2]	901,434	974,926
Conseco Financial Corp., Series 1998-4, Class A6
6.53%	04/01/30	[2]	1,073,080	1,122,893
Conseco Financial Corp., Series 1998-4, Class A7
6.87%	04/01/30	[2]	531,356	571,295
Conseco Financial Corp., Series 1999-5, Class A5
7.86%	03/01/30	[2]	126,787	111,191
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A24
0.47%	07/25/36	[2]	3,000,000	1,416,052
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A1 (STEP)
4.96%	03/25/37		2,375,686	1,136,993
Deutsche Financial Capital Securitization LLC, Series 1997-I, Class A3
6.75%	09/15/27		17,460	17,613
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class A2B
0.33%	12/25/37	[2]	1,473,588	871,501
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1, Class A2D
0.44%	01/25/38	[2]	3,900,000	1,960,452
Green Tree Home Improvement Loan Trust, Series 1995-C, Class B2
7.60%	07/15/20		269	269
Green Tree Home Improvement Loan Trust, Series 1995-D, Class B2
7.45%	09/15/25		47,540	42,829
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		5,560	5,451

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	$1,646,392	$1,817,968
GSAMP Trust, Series 2007-FM2, Class A2B
0.31%	01/25/37	[2]	2,600,000	1,004,597
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.41%	07/21/36	[2]	680,762	476,682
Indymac Index Mortgage Loan Trust, Series 2007-FLX2, Class A1C
0.41%	04/25/37	[2]	2,641,326	1,222,073
Indymac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		637,886	636,792
Indymac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		268,529	268,088
Indymac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		211,829	206,062
Indymac Manufactured Housing Contract, Series 1998-1, Class A5
6.96%	09/25/28	[2]	510,580	546,540
Indymac Manufactured Housing Contract, Series 1998-2, Class A2
6.17%	08/25/29		82,843	82,854
Indymac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	820,181	821,361
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF6 (STEP)
5.05%	03/25/47		1,609,120	1,021,673
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	959,758	1,067,907
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1
0.31%	06/25/37	[2,3]	115,015	52,441
Lehman XS Trust, Series 2006-13, Class 1A2
0.39%	09/25/36	[2]	1,695,307	1,304,975
Lehman XS Trust, Series 2006-19, Class A2
0.39%	12/25/36	[2]	1,661,175	1,212,856
Lehman XS Trust, Series 2006-9, Class A1B
0.38%	05/25/46	[2]	1,714,763	1,317,581
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.55%	04/25/37	[2]	1,696,107	176,022
Merrill Lynch Mortgage Investors, Inc., Series 2004-HE2, Class A2C
0.80%	08/25/35	[2]	709,726	602,455

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  96

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust, Series 11, Class B
8.22%	07/15/38		$16,198	$16,130
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,194,363	1,231,896
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		826,030	828,277
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		315,698	334,919
Mid-State Trust, Series 6, Class A3
7.54%	07/01/35		527,853	536,799
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35		43,010	42,961
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[2]	3,203,296	1,878,402
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[2]	1,537,836	1,155,579
Oakwood Mortgage Investors, Inc., Series 1998-A, Class A4
6.20%	05/15/28		475	479
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		57,991	59,094
Oakwood Mortgage Investors, Inc., Series 1998-D, Class A
6.40%	01/15/29		591,526	597,608
Oakwood Mortgage Investors, Inc., Series 1999-A, Class A2
5.89%	04/15/29		129,406	131,479
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		1,084,220	1,095,803
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[2]	983,607	985,144
Oakwood Mortgage Investors, Inc. 2002-A AIO (IO)
6.00%	03/15/32	5,†	176,245	2
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 2A1B
5.64%	12/25/35	[2]	312,850	312,366
Origen Manufactured Housing, Series 2005-A, Class M1
5.46%	06/15/36	[2]	969,222	1,027,175
Origen Manufactured Housing, Series 2006-A, Class A1
0.37%	11/15/18	[2]	375,503	372,082
Park Place Securities, Inc., Series 2005-WCH1, Class M2
0.74%	01/25/36	[2]	925,488	907,235

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB1
3.27%	03/25/35	2,†	$1,583,370	$1,045,029
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR4, Class A2C
0.51%	05/25/37	[2]	2,476,261	1,216,879
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.46%	12/25/36	[2,3]	2,514,575	1,203,659
Specialty Underwriting & Residential Finance, Series 2006-AB3, Class A2B
0.37%	09/25/37	[2]	887,527	436,220
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.77%	07/25/34	[2,3]	122,539	109,779
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.74%	04/15/30	[2]	585	273
UCFC Manufactured Housing Contract, Series 1997-4, Class A4
7.00%	04/15/29	[2]	468,812	479,260
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[2]	671,299	706,194
Vanderbilt Mortgage Finance, Series 2000-C, Class ARM
0.58%	10/07/30	[2]	733,599	571,078
Vanderbilt Mortgage Finance, Series 2001-C, Class M1
6.76%	01/07/32		457,056	465,830
Vanderbilt Mortgage Finance, Series 2002-C, Class A5
7.60%	12/07/32		1,100,000	1,133,451
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
0.51%	12/25/45	[2]	1,150,357	1,049,135
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.85%	01/25/47	[2]	2,333,550	1,070,213
Washington Mutual MSC Mortgage Pass-Through CTFS, Series 2003-MS9, Class 1A
7.00%	04/25/33		12,120	12,546

				71,098,060

U.S. Agency Mortgage-Backed — 10.65%
Fannie Mae Pool AB3866
3.50%	11/01/41		523,610	563,904
Fannie Mae REMICS, Series 2003-64, Class KS
9.35%	07/25/18	[2]	610,919	688,199

See accompanying notes to Schedule of Portfolio Investments.

97  /  Semi-Annual Report September 2012

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2006-104,
Class GL
16.16%	11/25/36	[2]	$755,285	$1,011,078
Fannie Mae, Series 1993-80, Class S
10.61%	05/25/23	[2]	9,590	11,037
Fannie Mae, Series 2000-45, Class SA (IO)
7.73%	12/18/30	[2]	1,681,167	307,762
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[2]	1,606	1,554
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	23,409	27,330
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		125,005	3,512
Fannie Mae, Series 2005-92, Class US (IO)
5.88%	10/25/25	[2]	6,140,617	906,239
Fannie Mae, Series 2006-125, Class SM (IO)
6.98%	01/25/37	[2]	6,763,404	1,136,168
Fannie Mae, Series 2008-50, Class SA (IO)
5.83%	11/25/36	[2]	6,286,116	1,077,093
Fannie Mae, Series 2010-112, Class PI (IO)
6.00%	10/25/40		4,733,792	663,877
Fannie Mae, Series 2010-43, Class KS (IO)
6.20%	05/25/40	[2]	5,076,329	845,883
Freddie Mac Gold Pool (TBA)
2.50%	11/15/27		470,000	492,619
Freddie Mac REMICS, Series 2990,
Class ND
16.33%	12/15/34	[2]	658,825	855,097
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	21,127
Freddie Mac, Series 1673, Class SD
15.64%	02/15/24	[2]	478,399	658,375
Freddie Mac, Series 1760, Class ZD
1.24%	02/15/24	[2]	1,028,200	1,043,745
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		47,454	5,149
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		200,949	10,171
Freddie Mac, Series 2764, Class SH
7.50%	03/15/34	[2]	45,200	45,458
Freddie Mac, Series 3242, Class SA (IO)
6.13%	11/15/36	[2]	20,896,593	3,294,446
Freddie Mac, Series 3247, Class SI (IO)
0.15%	08/15/36	[2]	61,285,862	261,752

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 3260, Class AS (IO)
6.16%	01/15/37	[2]	$21,249,920	$2,865,834
Freddie Mac, Series 3289, Class SD (IO)
5.90%	03/15/37	[2]	5,130,499	612,175
Ginnie Mae II (TBA)
3.00%	10/20/42		1,665,000	1,783,631
Ginnie Mae, Series 2001-31, Class SJ
27.24%	02/20/31	[2]	53,775	94,620
Ginnie Mae, Series 2003-28, Class LI (IO)
5.50%	02/20/32		14,280	206
Ginnie Mae, Series 2004-8, Class SE
13.87%	11/26/23	[2]	234,979	295,678
Ginnie Mae, Series 2010-20, Class SE (IO)
6.03%	02/20/40	[2]	5,155,751	852,451
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		5,201,568	680,807

				21,116,977

Total Mortgage-Backed
(Cost $88,424,823)				96,571,350

Total Bonds – 81.14%
(Cost $151,462,108)				160,783,872

Issues		Shares	Value
PREFERRED STOCK — 1.17%
Electric — 0.61%
PPL Corp.
0.12%		22,500	1,204,875

Finance — 0.56%
Citigroup Capital XIII
0.05%		40,000	1,114,000
Terwin Mortgage Trust 2005-P1 A
0.00%5,7,†	11/25/35	570	1

			1,114,001

Total Preferred Stock
(Cost $2,166,143)			2,318,876

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  98

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 18.57%
Commercial Paper — 1.87%
Lloyds TSB Bank PLC (United Kingdom)
0.25%[9]	12/03/12	[4]	$1,856,000	$1,854,938
RBS Holdings USA, Inc.
0.32%[9]	11/16/12		1,855,000	1,854,242

				3,709,180

Money Market Fund — 1.99%
BlackRock Liquidity Funds
TempFund Portfolio
0.14%[10]			1,957,000	1,957,000
Dreyfus Cash Advantage Fund
0.12%[10]			9,000	9,000
DWS Money Market Series
Institutional Funds
0.15%[10]			1,976,000	1,976,000

				3,942,000

Repurchase Agreements — 13.12%
Deutsche Bank AG (Dated 09/28/12, total to be received $26,000,433, (collateralized by U.S. government sponsored agency obligations, 1.13% to 4.00%, due from 06/12/13 to 02/27/14, par and fair value of $26,056,573 and $26,520,001, respectively))
0.20%	10/01/12		26,000,000	26,000,000

U.S. Agency Discount Notes — 1.59%
Federal Home Loan Bank
0.11%[9]	10/05/12		3,155,000	3,154,963

Total Short-Term Investments
(Cost $36,806,393)				36,806,143

Total Investments – 100.88%
(Cost $190,434,644)[1]				199,908,891

Liabilities in Excess of Other
Assets – (0.88)%				(1,748,035)

NET ASSETS – 100.00%				$198,160,856

Expiration Date	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: TOTAL RETURN
Based on the change in the return of the markit IOS Index referencing the interest component of the 6.00% coupon, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pools. Counterparty: Deutsche Bank AG
01/12/39	$617	$(6,456)	$(6,456)

	$617	$(6,456)	$(6,456)

Notes:

[1]	Cost for federal income tax purposes is $190,538,388 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$19,308,409
Gross unrealized depreciation	(9,937,906)

Net unrealized appreciation	$9,370,503

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2012.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2012, was $44,775,877, representing 22.60% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $534,666, which is 0.27% of total net assets.

[6]	Non-income producing security.

[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
12/19/06	Boston Generating LLC, Term Loan, 1st Lien, 0.01%, 12/20/13	$107,166	–	0.00%
06/24/10	Caesars Entertainment Operating Co., Inc., Term Loan B6, 1st Lien, 5.47%, 01/28/18	2,705,571	2,688,716	1.36%
12/12/2011	Chrysler Group LLC, Term Loan, 1st Lien, 6.00%, 05/24/17	925,243	1,011,355	0.51%
04/01/2011	MACH Gen LLC, Term Loan 2nd Lien (PIK), 7.93%, 02/15/15	1,000,737	707,262	0.36%
04/19/05	Terwin Mortgage Trust 2005-P1 A, 0.00%, 11/25/35	2,893	1	0.00%
05/10/12	Texas Competitive Electric Holdings Co. LLC, Term Loan EXT, 1st Lien, 4.76%, 10/10/17	943,078	1,037,109	0.52%

		$5,684,688	$5,444,443	2.75%

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Represents annualized yield at date of purchase.

[10]	Represents the current yield as of September 30, 2012.

†

Fair valued security. The aggregate value of fair valued securities is $5,164,573, which is 2.61% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

99  /  Semi-Annual Report September 2012

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  100

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 67.86%
ASSET-BACKED SECURITIES — 4.80%**
Access Group, Inc., Series 2005-2, Class A3
0.61%	11/22/24	[2]	$50,000	$48,999
Arizona Educational Loan Marketing Corp., Series 2003-C, Class C1
0.67%	06/01/23	[2]	15,721	15,717
Aviation Capital Group Trust, Series 2003-2A, Class G2
1.02%	09/20/33	[2,3]	51,767	40,120
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.59%	01/25/35	[2,3]	48,857	42,159
Brazos Higher Education Authority, Inc., Series 2004-I, Class A2
0.53%	06/27/22	[2]	12,388	12,343
Brazos Higher Education Authority, Inc., Series 2005-2, Class A10
0.49%	12/26/19	[2]	25,000	24,797
College Loan Corp. Trust, Series 2007-1, Class A3
0.55%	04/25/29	[2]	20,000	18,139
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3
0.57%	09/28/26	[2]	20,000	19,877
Iowa Student Loan Liquidity Corp., Series 2011-1, Class A
1.62%	06/25/42	[2]	18,380	18,529
Nelnet Student Loan Trust, Series 2007-1, Class A1
0.44%	11/27/18	[2]	14,812	14,761
North Carolina State Education Authority, Series 2011-1, Class A3
1.37%	10/25/41	[2]	15,000	14,631
Scholar Funding Trust, Series 2011-A, Class A
1.35%	10/28/43	[2,3]	12,616	12,370
SLM Student Loan Trust, Series 2006-4, Class A4
0.53%	04/25/23	[2]	12,004	12,001
South Carolina Student Loan Corp., Series A1
0.52%	12/03/18	[2]	13,860	13,839

Total Asset-Backed Securities
(Cost $297,412)				308,282

CORPORATES — 18.09%*
Banking — 2.67%
Lloyds TSB Bank PLC (United Kingdom)
2.80%	01/24/14	[2,4]	70,000	71,300
National Australia Bank Ltd., Series REGS (Australia)
1.18%	04/11/14	[2,4]	100,000	100,248

				171,548

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 0.50%
W3A Funding Corp.
8.09%	01/02/17		$31,040	$32,265

Finance — 9.80%
Chase Capital II, Series B
0.94%	02/01/27	[2]	200,000	154,123
Citigroup, Inc.
2.14%	05/15/18	[2]	142,000	140,333
General Electric Capital Corp. (MTN)
0.82%	05/05/26	[2]	200,000	169,773
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	35,000	37,710
Prudential Holdings LLC (AGM)
1.26%	12/18/17	[2,3]	100,000	96,141
Woodbourne Capital Trust I
2.74%	04/08/49	[2,3,5]	80,000	31,200

				629,280

Real Estate Investment Trust (REIT) — 3.13%
Duke Realty LP
5.40%	08/15/14		50,000	53,373
HCP, Inc.
2.70%	02/01/14		50,000	51,066
Healthcare Realty Trust, Inc.
5.12%	04/01/14		40,000	41,977
WEA Finance LLC/WT Finance Aust Pty Ltd.
7.50%	06/02/14	[3]	50,000	54,208

				200,624

Transportation — 1.99%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		117,837	127,816

Total Corporates
(Cost $1,135,129)				1,161,533

MORTGAGE-BACKED — 34.78%**
Commercial Mortgage-Backed — 7.14%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4
4.76%	11/10/39		20,000	20,751
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class A3
4.88%	11/10/42		15,562	15,713
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class A3
5.71%	04/12/38	[2]	21,830	21,824
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B
5.20%	12/11/49		14,936	15,224

See accompanying notes to Schedule of Portfolio Investments.

101  /  Semi-Annual Report September 2012

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Commercial Mortgage Asset Trust, Series 1999-C1, Class A4
6.98%	01/17/32	[2]	$27,003	$27,510
Commercial Mortgage Pass-Through Certificates, Series 2005-C6, Class A5A
5.12%	06/10/44	[2]	33,000	36,524
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class AAB
5.31%	12/15/39		22,828	23,221
GS Mortgage Securities Corp. II, Series 2003-C1, Class A3
4.61%	01/10/40		4,654	4,662
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2
5.05%	12/12/34		12,183	12,185
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A5
4.88%	01/15/42		25,000	26,851
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class A4
5.34%	08/12/37	[2]	25,000	27,718
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3A
4.68%	07/15/42		22,623	22,949
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LPD4, Class A4
4.92%	10/15/42	[2]	25,000	27,846
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4
5.12%	11/15/32	[2]	29,000	30,032
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5
4.74%	07/15/30		20,000	21,832
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A2
5.10%	11/15/30		29,904	29,966
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A2
4.96%	07/12/38		16,890	17,267
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1
3.67%	02/11/36		3,962	3,959
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2
4.49%	02/11/36		25,000	25,234
Wachovia Bank Commercial Mortgage Trust, Series 2004-C10, Class A4
4.75%	02/15/41		21,316	22,182
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A3
5.89%	05/15/43	[2]	25,000	25,102

				458,552

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 6.99%
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.20%	02/25/33	[2]	$7,514	$7,430
Conseco Finance Home Loan Trust, Series 2000-E, Class M1
8.13%	08/15/31	[2]	14,823	14,483
Conseco Financial Corp., Series 1997-4, Class A5
6.88%	02/15/29		40,004	41,870
Countrywide Alternative Loan Trust, Series 2005-16, Class A5
0.50%	06/25/35	[2]	134,170	47,472
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.25%	08/25/35	[2]	70,031	36,619
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-2, Class A
7.50%	06/25/20	[3]	6,526	6,742
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR1, Class A2A
0.63%	09/19/44	[2]	44,779	37,051
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.59%	07/19/44	[2]	12,829	11,749
Educational Funding of the South, Inc., Series 2012-1, Class A 1.27%	03/25/36	[2]	14,537	14,447
Green Tree Home Improvement Loan Trust, Series 1995-C, Class B2
7.60%	07/15/20		179	179
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		24,362	23,886
Indymac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A
1.08%	08/25/34	[2]	22,071	16,499
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4
4.95%	09/15/30		25,000	27,586
Lehman XS Trust, Series 2006-2N, Class 1A1
0.48%	02/25/46	[2]	59,982	37,370
Origen Manufactured Housing, Series 2006-A, Class A1
0.37%	11/15/18	[2]	7,641	7,571
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31		11,394	11,381
Residential Asset Securities Corp., Series 2005-KS12, Class A2
0.47%	01/25/36	[2]	21,014	20,607

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  102

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp., Series
2006-BC6, Class A2
0.30%	01/25/37	[2]	$6,815	$6,808
Terwin Mortgage Trust, Series 2004-13AL,
Class 2PX
0.34%	08/25/34	[3,5]	9,502,736	68,122
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
1.55%	06/25/42	[2]	11,832	11,102

				448,974

U.S. Agency Mortgage-Backed — 20.65%
Fannie Mae Pool 646884
2.16%	05/01/32	[2]	71,921	72,893
Fannie Mae Pool 802665
2.48%	12/01/34	[2]	12,213	12,419
Fannie Mae Pool AL0851
6.00%	10/01/40		42,342	46,851
Fannie Mae REMICS, Series 2003-11,
Class FA
1.22%	09/25/32	[2]	41,726	42,639
Fannie Mae Whole Loan, Series 2003-W6,
Class F
0.57%	09/25/42	[2]	110,228	110,038
Fannie Mae, Series 1997-91, Class SL (IO)
7.50%	11/25/23	[2]	174,644	38,008
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		30,489	857
Fannie Mae, Series 2004-33, Class MW
4.50%	01/25/30		68,290	71,267
Fannie Mae, Series 2004-78, Class FC
0.52%	12/25/22	[2]	19,944	19,955
Fannie Mae, Series 2007-36, Class F
0.45%	04/25/37	[2]	38,833	38,599
Fannie Mae, Series 2008-47, Class PF
0.72%	06/25/38	[2]	49,775	50,153
Fannie Mae, Series 2010-109, Class PF
0.62%	10/25/40	[2]	47,110	47,255
Fannie Mae, Series G-36, Class ZB
7.00%	11/25/21		2,246	2,608
Freddie Mac Non Gold Pool 781908
2.36%	09/01/34	[2]	43,665	46,633
Freddie Mac REMICS, Series 2581,
Class F
0.67%	12/15/32	[2]	63,858	63,996
Freddie Mac REMICS, Series 2649,
Class GP
4.50%	10/15/30		83,785	84,210
Freddie Mac REMICS, Series 2684,
Class F
1.12%	01/15/33	[2]	48,914	49,796

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3016,
Class HK
4.50%	09/15/23		$84,352	$84,843
Freddie Mac Strips, Series 263, Class F5
0.72%	06/15/42	[2]	54,844	55,267
Freddie Mac, Series 2649, Class KX
5.00%	07/15/33		42,530	42,843
Freddie Mac, Series 2777, Class FE
0.57%	10/15/32	[2]	38,778	38,824
Freddie Mac, Series 3501, Class JA
4.00%	04/15/37		83,013	86,788
Freddie Mac-Ginnie Mae, Series 2, Class L
8.00%	11/25/22		11,737	12,893
NCUA Guaranteed Notes, Series 2010-R1,
Class 1A
0.68%	10/07/20	[2]	75,629	75,969
NCUA Guaranteed Notes, Series 2010-R3,
Class 1A
0.79%	12/08/20	[2]	60,687	61,089
NCUA Guaranteed Notes, Series 2011-R5,
Class 1A
0.61%	04/06/20	[2]	69,588	69,743

				1,326,436

Total Mortgage-Backed
(Cost $2,280,762)				2,233,962

MUNICIPAL BONDS — 1.24%*
California — 0.84%
State of California, Taxable, Various Purpose
4.85%	10/01/14		50,000	53,689

Illinois — 0.40%
State of Illinois, Taxable Bonds
4.07%	01/01/14		25,000	25,884

Total Municipal Bonds
(Cost $75,859)				79,573

U.S. AGENCY SECURITIES — 4.09%
Fannie Mae
0.50%	10/22/15		30,000	30,000
0.63%	02/22/16		65,000	65,051
Federal Home Loan Bank
0.23%	11/15/13	[2]	65,000	65,020
0.45%	09/04/14		60,000	60,001
0.55%	10/05/15		35,000	35,008
0.60%	08/06/15		7,778	7,778

Total U.S. Agency Securities
(Cost $262,748)				262,858

See accompanying notes to Schedule of Portfolio Investments.

103  /  Semi-Annual Report September 2012

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2012 (Unaudited)

Issues	Maturity Date	Principal Amount/ Shares	Value
U.S. TREASURY SECURITIES — 4.86%
U.S. Treasury Notes — 4.86%
U.S. Treasury Notes - Treasury Inflation
Indexed Notes
0.63%	04/15/13[6]	$285,000	$ 312,072

Total U.S. Treasury Securities
(Cost $311,632)
Total Bonds – 67.86%
(Cost $4,363,542)			4,358,280

SHORT-TERM INVESTMENTS — 30.02%

Money Market Fund — 1.99%
BlackRock Liquidity Funds
TempFund Portfolio
0.14%[7]		64,000	64,000
DWS Money Market Series
Institutional Funds
0.15%[7]		64,000	64,000

			128,000

U.S. Agency Discount Notes — 16.51%
Fannie Mae
0.12%[8]	10/03/12	280,000	279,998
0.13%[8]	10/03/12	75,000	75,000
0.13%[8]	10/03/12	55,000	55,000
Federal Home Loan Bank
0.12%[8]	11/09/12	230,000	229,971
0.13%[8]	10/05/12	360,000	359,995
Freddie Mac
0.12%[8]	11/26/12	60,000	59,996

			1,059,960

U.S. Treasury Bills — 11.52%
U.S. Treasury Bills
0.09%[8]	01/17/13	195,000	194,958
0.10%[8]	12/13/12[9]	135,000	134,978
0.10%[8]	10/04/12	410,000	409,996

			739,932

Total Short-Term Investments
(Cost $1,927,867)			1,927,892

Total Investments – 97.88%
(Cost $6,291,409)[1]			6,286,172

Cash and Other Assets, Less
Liabilities – 2.12%			136,279

Net Assets – 100.00%			$6,422,451

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
7	S&P 500 Index, Expiration December 2012	$18,945

	Net unrealized appreciation	$18,945

Expiration Date	Notional Amount (000’s)	Appreciation	Value
SWAPS: TOTAL RETURN
The Fund pays a floating rate based on 1-month USD LIBOR plus 10 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: RBS
10/03/12	$4	$96,891	$96,891

	$4	$96,891	$96,891

Notes:

[1]	Cost for federal income tax purposes is $ 6,292,320 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,548,767
Gross unrealized depreciation	(1,554,915)

Net unrealized depreciation	$(6,148)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2012.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2012, was $388,772, representing 6.05% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $99,322, which is 1.55% of total net assets.
[6]	Inflation protected security. Principal amount reflects original security face amount.
[7]	Represents the current yield as of September 30, 2012.
[8]	Represents annualized yield at date of purchase.
[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $134,977.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as

FSA (Financial Security Assurance, Inc.))

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2012  /  104

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2012 (Unaudited)

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investments, at value (Cost $109,844,575, $1,685,978,715, $298,568,683, $21,897,579,879, $2,455,877,137, $63,351,831, $190,434,644, and $6,291,409, respectively) (Note 2)	$108,378,945	$1,692,861,598
Cash and cash equivalents (Note 2)	3,299,920	678,748
Cash on deposit with brokers for collateral on options (Note 3)	–	–
Premiums paid for swap contracts	–	–
Foreign currency, at value (Cost $0, $7,050, $4,084, $127,802, $0, $274, $0, and $0, respectively) (Note 2)	–	7,052
Unrealized appreciation on swap contracts	–	93,744
Dividends and interest receivable	272,920	8,057,086
Due from Adviser (Note 6)	13,975	–
Receivable for securities sold	2,710	31,206,838
Receivables from Lehman Brothers, at value (Cost $0, $0, $0, $0, $66,631, $0, $126,599, and $0, respectively) (Note 3)	–	–
Receivable for capital stock sold	229,015	8,739,927
Receivable for daily variation margin on futures contracts (Note 3)	–	–
Other assets	22,611	24,327

Total assets	112,220,096	1,741,669,320

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	–	327,959
Unrealized depreciation on swap contracts	–	–
Premiums received for swap contracts	–	115,920
Payable for securities purchased	1,539,294	61,567,314
Payable for capital stock redeemed	75,847	2,970,789
Payable for daily variation margin on futures contracts (Note 3)	–	–
Line of credit commitment fee payable	93	1,233
Distributions payable	2,878	247,830
Advisory fees payable (Note 6)	22,377	440,565
Audit fees payable	25,902	40,490
Accrued trustees fees and expenses	5,900	63,783
Accrued distribution (12b-1) and service fees payable	5,455	176,530
Accrued other expenses	39,526	291,203

Total liabilities	1,717,272	66,243,616

Net assets	$110,502,824	$1,675,425,704

Class M Shares:
Net assets (Applicable to 9,978,081, 129,173,473, 9,645,824, 843,755,905, 124,142,494, 3,992,142, 3,765,432, and 1,335,968, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$42,767,099	$1,133,484,969

Net asset value, offering and redemption price per Class M share	$4.29	$8.77

Class I Shares:
Net assets (Applicable to 15,785,151, 61,514,404, 19,189,101, 1,142,433,889, 114,141,933, 1,532,326, 20,594,112, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$67,735,725	$540,002,772

Net asset value, offering and redemption price per Class I share	$4.29	$8.78

Administrative Class:
Net assets (Applicable to 0, 170,954, 0, 1,042,646, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$1,937,963

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.34

Plan Class:
Net assets (Applicable to 0, 0, 0, 25,068,192, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$158,551,400	$1,875,390,581
Undistributed (distributions in excess of) net investment income	(25,200)	173,971
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and swap contracts	(46,557,747)	(206,787,517)
Net unrealized appreciation/(depreciation) on investments	(1,465,481)	6,882,883
Net unrealized appreciation/(depreciation) on futures contracts, swap contracts and foreign currency exchange contracts	(148)	(234,214)

	$110,502,824	$1,675,425,704

See accompanying notes to financial statements.

105  /  Semi-Annual Report September 2012

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2012 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
$314,725,547	$23,072,345,873	$2,482,026,366	$66,088,394	$199,908,891	$6,286,172
4,815,446	281,711	4,887,963	2,413,477	–	209,247
–	–	2,819	–	1,478,325	–
944,469	37,768,190	–	–	–	–
4,085	127,835	–	277	–	–
28,417	26,058,235	6,012,605	48,543	–	96,891
1,551,775	107,610,900	43,146,021	377,354	1,058,126	17,869
8,483	1,227	55,558	19,788	–	9,576
11,637,876	1,529,820,243	18,338,160	120,281	2,797,238	118
–	–	14,831	–	28,179	–
254,024	168,522,616	12,292,962	569,266	357,968	40,000
–	–	45,625	1,781	–	700
18,034	211,220	34,015	53,634	20,100	10,548

333,988,156	24,942,748,050	2,566,856,925	69,692,795	205,648,827	6,671,121

67,971	4,796,003	–	–	–	–
732,401	31,797,507	–	–	6,456	–
13,685	86,727,247	5,471,338	44,483	–	–
19,558,362	2,456,570,250	72,661,340	5,141,389	6,282,205	65,000
1,489,427	118,401,272	12,102,574	65,920	191,839	115,700
–	116,656	–	–	–	12,250
227	16,994	1,827	44	130	5
204,268	7,762,543	2,501,163	17,304	596,822	2,843
88,292	6,240,587	1,007,636	32,189	297,970	3,515
37,145	42,769	29,439	–	23,781	20,589
10,233	448,933	49,879	5,080	8,228	11,791
17,323	1,591,762	264,595	9,048	5,980	–
60,077	2,591,534	363,059	5,217	74,560	16,977

22,279,411	2,717,104,057	94,452,850	5,320,674	7,487,971	248,670

$311,708,745	$22,225,643,993	$2,472,404,075	$64,372,121	$198,160,856	$6,422,451

$104,294,398	$9,326,981,323	$1,288,238,540	$46,525,387	$30,653,041	$6,422,451

$10.81	$11.05	$10.38	$11.65	$8.14	$4.81

$207,414,347	$12,625,539,966	$1,184,165,535	$17,846,734	$167,507,815	N/A

$10.81	$11.05	$10.37	$11.65	$8.13	N/A

N/A	$11,531,355	N/A	N/A	N/A	N/A

N/A	$11.06	N/A	N/A	N/A	N/A

N/A	$261,591,349	N/A	N/A	N/A	N/A

N/A	$10.44	N/A	N/A	N/A	N/A

$291,754,385	$20,601,939,159	$2,432,505,069	$61,088,388	$312,213,754	$100,725,561
(70,181)	9,337,166	(4,422,039)	29,104	26,144	(2,875)
4,639,630	447,617,489	12,076,380	536,438	(123,450,126)	(94,410,834)
16,156,865	1,174,765,991	26,097,432	2,736,567	9,375,824	(5,238)
(771,954)	(8,015,812)	6,147,233	(18,376)	(4,740)	115,837

$311,708,745	$22,225,643,993	$2,472,404,075	$64,372,121	$198,160,856	$6,422,451

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  106

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2012 (Unaudited)

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$1,206,467	$30,975,740
Dividends	2,315	41,119

Total investment income	1,208,782	31,016,859

Expenses:
Investment advisory fees (Note 6)	136,659	2,560,383
Administration fees	30,874	142,468
Commitment fee	435	6,797
Custodian fees	10,967	37,596
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	31,218	1,112,321
Administrative Class	–	3,549
Insurance expense	403	6,969
Miscellaneous expenses	22,486	43,998
Professional fees	18,791	30,081
Registration and filing fees	24,716	36,795
Reports to shareholders	5,682	114,297
Tax expense	1,751	19,782
Transfer agent fees	19,856	137,948
Trustees’ fees and expenses	782	11,822
Repayment of reimbursed expenses (Note 6)	–	199,344

Total operating expenses	304,620	4,464,150
Expenses waived and reimbursed (Note 6)	(85,795)	–
Reimbursement of litigation expense	–	–
Net expenses	218,825	4,464,150

Net investment income	989,957	26,552,709

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts and Swap Contracts:
Net realized gain/(loss) on:
Investments	(1,794,994)	(9,922,660)
Futures contracts	–	159,800
Foreign currency exchange contracts	–	(7,418)
Swap contracts	117,409	1,352,844
Net change in unrealized appreciation/(depreciation) on:
Investments	3,674,629	43,050,713
Futures contracts	–	(96,900)
Foreign currency exchange contracts	–	(461,419)
Swap contracts	136,463	362,809

Net change in realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts and swap contracts	2,133,507	34,437,769

Net Increase in Net Assets from Operations	$3,123,464	$60,990,478

See accompanying notes to financial statements.

107  /  Semi-Annual Report September 2012

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2012 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$6,239,219	$467,618,390	$83,462,957	$909,451	$7,149,156	$75,811
5,449	422,561	1,140,579	633	95,182	148

6,244,668	468,040,951	84,603,536	910,084	7,244,338	75,959

514,225	36,369,045	5,754,088	122,248	1,546,327	15,981
42,841	1,387,548	173,054	26,222	35,707	16,163
1,169	82,652	9,155	148	732	22
14,585	331,084	37,517	6,852	7,750	3,875

98,826	9,061,939	1,522,785	33,452	29,339	–
–	17,927	–	–	–	–
812	63,245	7,880	9	816	33
32,309	170,198	23,659	13,832	22,895	8,444
21,360	190,304	39,887	29,692	18,774	16,973
32,445	490,532	115,049	20,616	27,248	10,417
10,316	948,625	138,203	4,496	7,370	961
1,878	95,041	10,807	37	9,057	513
36,826	1,334,063	339,917	18,165	18,696	9,164
2,045	144,183	15,750	163	1,222	34
–	–	–	–	–	–

809,637	50,686,386	8,187,751	275,932	1,725,933	82,580
(62,478)	(7,839)	(324,663)	(102,724)	–	(57,380)
–	(848,514)	(318,785)	–	(17,776)	–
747,159	49,830,033	7,544,303	173,208	1,708,157	25,200

5,497,509	418,210,918	77,059,233	736,876	5,536,181	50,759

3,690,660	329,369,814	19,874,300	484,935	(7,327,365)	18,959
–	5,845,926	(4,731,389)	(123,764)	–	114,686
(1,202)	(98,777)	–	651	–	–
91,211	3,468,087	6,537,749	9,259	(15,374)	142,726

5,674,977	651,210,991	46,280,086	1,460,927	14,728,501	20,719
–	8,602,465	(2,483,963)	(66,923)	–	2,858
(86,993)	(6,321,317)	–	4	–	–
106,619	(814,816)	(938,737)	5,677	(5,672)	(21,592)

9,475,272	991,262,373	64,538,046	1,770,766	7,380,090	278,356

$14,972,781	$1,409,473,291	$141,597,279	$2,507,642	$12,916,271	$329,115

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  108

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012
Operations:
Net investment income	$989,957	$2,200,423
Net realized gain/(loss) on investments	(1,794,994)	(287,933)
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, swap contracts and written options	117,409	90,890
Net change in unrealized appreciation/(depreciation) on investments	3,674,629	(397,692)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, swap contracts and written options	136,463	(298,391)

Net increase in net assets resulting from operations	3,123,464	1,307,297

Distributions to Shareholders from:
Net investment income:
Class M	(348,061)	(655,357)
Class I	(680,283)	(1,615,691)
Administrative Class	–	–
Plan Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Administrative Class	–	–
Plan Class	–	–

Net decrease in net assets resulting from distributions	(1,028,344)	(2,271,048)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	11,714,503	31,912,300
Shares issued in reinvestment of distributions	342,083	623,651
Cost of shares redeemed	(7,336,079)	(37,094,102)

Total Class M capital share transactions	4,720,507	(4,558,151)

Class I:
Proceeds from sale of shares	10,983,115	63,399,820
Shares issued in reinvestment of distributions	670,933	1,589,591
Cost of shares redeemed	(20,334,424)	(60,446,917)

Total Class I capital share transactions	(8,680,376)	4,542,494

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Plan Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Plan Class capital share transactions	–	–

Net increase/(decrease) in net assets resulting from capital share transactions	(3,959,869)	(15,657)

Net increase/(decrease) in net assets	(1,864,749)	(979,408)
Net assets at beginning of period	112,367,573	113,346,981

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $(25,200), $13,187, $173,971, $162,491, $(70,181), $(79,867), $9,337,166 and $7,295,152, respectively)	$110,502,824	$112,367,573

See accompanying notes to financial statements.

109   /  Semi-Annual Report September 2012

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012

$26,552,709	$56,555,597	$5,497,509	$10,043,048	$418,210,918	$704,078,088
(9,922,660)	(4,838,547)	3,690,660	3,555,894	329,369,814	399,272,866
1,505,226	1,222,241	90,009	(173,160)	9,215,236	(63,506,507)
43,050,713	(9,841,980)	5,674,977	(363,562)	651,210,991	(21,115,372)
(195,510)	(1,850,090)	19,626	632,091	1,466,332	29,501,882

60,990,478	41,247,221	14,972,781	13,694,311	1,409,473,291	1,048,230,957

(17,883,746)	(39,803,002)	(1,689,374)	(3,076,358)	(167,480,900)	(335,855,163)
(8,631,716)	(17,199,667)	(3,798,449)	(6,962,523)	(245,155,909)	(365,311,406)
(25,767)	(39,238)	–	–	(160,496)	(282,959)
–	–	–	–	(3,371,599)	(1,203,850)
–	–	–	–	–	(66,632,216)
–	–	–	–	–	(71,002,058)
–	–	–	–	–	(54,870)
–	–	–	–	–	(110,545)

(26,541,229)	(57,041,907)	(5,487,823)	(10,038,881)	(416,168,904)	(840,453,067)

292,413,788	615,771,082	20,662,623	68,928,490	1,541,901,998	3,636,993,464
17,764,553	38,239,787	1,328,946	2,509,572	160,295,117	384,067,836
(414,756,283)	(784,677,135)	(10,746,100)	(39,161,285)	(944,062,443)	(2,959,557,727)

(104,577,942)	(130,666,266)	11,245,469	32,276,777	758,134,672	1,061,503,573

122,458,085	255,043,363	23,312,798	62,114,877	2,432,799,042	6,875,317,684
7,398,447	15,417,091	2,870,642	5,397,319	204,943,986	366,861,008
(105,044,690)	(334,743,616)	(18,675,038)	(21,085,793)	(1,859,002,522)	(2,049,965,513)

24,811,842	(64,283,162)	7,508,402	46,426,403	778,740,506	5,192,213,179

986,336	2,546,020	–	–	4,009,497	299,135
24,585	36,904	–	–	151,835	311,725
(712,595)	(3,123,733)	–	–	(126,325)	(317,623)

298,326	(540,809)	–	–	4,035,007	293,237

–	–	–	–	140,736,494	120,954,580
–	–	–	–	3,388,040	1,297,955
–	–	–	–	(10,565,521)	(4,126,572)

–	–	–	–	133,559,013	118,125,963

(79,467,774)	(195,490,237)	18,753,871	78,703,180	1,674,469,198	6,372,135,952

(45,018,525)	(211,284,923)	28,238,829	82,358,610	2,667,773,585	6,579,913,842
1,720,444,229	1,931,729,152	283,469,916	201,111,306	19,557,870,408	12,977,956,566

$1,675,425,704	$1,720,444,229	$311,708,745	$283,469,916	$22,225,643,993	$19,557,870,408

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  110

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012
Operations:
Net investment income	$77,059,233	$148,926,338
Net realized gain/(loss) on investments	19,874,300	6,860,803
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, swap contracts and written options	1,806,360	(10,393,295)
Net change in unrealized appreciation/(depreciation) on investments	46,280,086	(135,953,278)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, swap contracts and written options	(3,422,700)	9,530,681

Net increase/(decrease) in net assets resulting from operations	141,597,279	18,971,249

Distributions to Shareholders from:
Net investment income:
Class M	(42,466,367)	(89,361,566)
Class I	(39,120,821)	(64,608,675)
Net realized gains:
Class M	–	(13,681,604)
Class I	–	(10,130,577)
Tax return of capital:
Class M	–	–

Net decrease in net assets resulting from distributions	(81,587,188)	(177,782,422)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	319,315,401	1,010,020,608
Shares issued in reinvestment of distributions	39,357,650	95,546,977
Cost of shares redeemed	(330,219,092)	(1,131,034,762)

Total Class M capital share transactions	28,453,959	(25,467,177)

Class I:
Proceeds from sale of shares	329,271,257	942,382,828
Shares issued in reinvestment of distributions	27,824,643	52,289,619
Cost of shares redeemed	(263,524,136)	(636,133,689)

Total Class I capital share transactions	93,571,764	358,538,758

Net increase/(decrease) in net assets resulting from capital share transactions	122,025,723	333,071,581

Net increase/(decrease) in net assets	182,035,814	174,260,408
Net assets at beginning of period	2,290,368,261	2,116,107,853

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $(4,422,039), $105,917, $29,104, $13,478, $26,144, $(62,818), $(2,875) and $(2,494), respectively)	$2,472,404,075	$2,290,368,261

See accompanying notes to financial statements.

111  /  Semi-Annual Report September 2012

Metropolitan West Funds

Statements of Changes in Net Assets

UNCONSTRAINED BOND FUND		STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012*	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012

$736,876	$419,066	$5,536,181	$12,666,683	$50,759	$224,945
484,935	233,960	(7,327,365)	3,178,449	18,959	(541,126)
(113,854)	(42,384)	(15,374)	(180,658)	257,412	30,012
1,460,927	1,275,640	14,728,501	(13,247,631)	20,719	173,148
(61,242)	42,866	(5,672)	251,654	(18,734)	57,607

2,507,642	1,929,148	12,916,271	2,668,497	329,115	(55,414)

(501,539)	(237,938)	(665,842)	(2,255,254)	(51,140)	(194,455)
(219,711)	(175,575)	(4,781,377)	(10,447,101)	–	–

–	(13,756)	–	–	–	–
–	(8,799)	–	–	–	–

–	–	–	–	–	(174,648)

(721,250)	(436,068)	(5,447,219)	(12,702,355)	(51,140)	(369,103)

39,299,286	10,228,054	11,838,614	17,768,958	1,654,382	3,034,678
490,435	245,607	653,046	2,190,528	48,187	340,841
(4,473,000)	(1,418,965)	(3,755,835)	(85,361,801)	(698,472)	(7,590,634)

35,316,721	9,054,696	8,735,825	(65,402,315)	1,004,097	(4,215,115)

9,478,550	6,949,976	6,727,749	20,226,485	–	–
172,067	176,759	906,820	2,248,787	–	–
(52,077)	(4,043)	(9,507,688)	(31,780,945)	–	–

9,598,540	7,122,692	(1,873,119)	(9,305,673)	–	–

44,915,261	16,177,388	6,862,706	(74,707,988)	1,004,097	(4,215,115)

46,701,653	17,670,468	14,331,758	(84,741,846)	1,282,072	(4,639,632)
17,670,468	–	183,829,098	268,570,944	5,140,379	9,780,011

$64,372,121	$17,670,468	$198,160,856	$183,829,098	$6,422,451	$5,140,379

* The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  112

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$4.20	$4.24	$4.04	$3.53	$4.64	$5.12

Income from Investment Operations:
Net investment income[1]	0.04	0.08	0.11	0.20	0.25	0.26
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.09	(0.04)	0.21	0.51	(1.10)	(0.48)

Total Income/(Loss) from Investment Operations	0.13	0.04	0.32	0.71	(0.85)	(0.22)

Less Distributions:
From net investment income	(0.04)	(0.08)	(0.12)	(0.20)	(0.26)	(0.26)

Total Distributions	(0.04)	(0.08)	(0.12)	(0.20)	(0.26)	(0.26)

Net Asset Value, End of Period	$4.29	$4.20	$4.24	$4.04	$3.53	$4.64

Total Return	3.06%	1.00%	8.01%	20.74%	(18.85)%	(4.48)%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$42,767	$37,261	$42,174	$22,020	$35,929	$133,051
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.66%[3]	0.68%	0.65%	0.95%	0.63%	0.54%
After expense waivers and reimbursements	0.50%[3]	0.51%	0.50%	0.73%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.70%[3]	1.90%	2.57%	5.24%	5.84%	5.23%
Portfolio Turnover Rate	27%[4]	29%	42%	43%	20%	30%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.50%.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

113  /  Semi-Annual Report September 2012

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$4.21	$4.25	$4.04	$3.53	$4.64	$5.12

Income from Investment Operations:
Net investment income[1]	0.04	0.09	0.12	0.19	0.26	0.27
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.08	(0.04)	0.22	0.53	(1.10)	(0.48)

Total Income/(Loss) from Investment Operations	0.12	0.05	0.34	0.72	(0.84)	(0.21)

Less Distributions:
From net investment income	(0.04)	(0.09)	(0.13)	(0.21)	(0.27)	(0.27)

Total Distributions	(0.04)	(0.09)	(0.13)	(0.21)	(0.27)	(0.27)

Net Asset Value, End of Period	$4.29	$4.21	$4.25	$4.04	$3.53	$4.64

Total Return	2.90%	1.17%	8.43%	20.93%	(18.72)%	(4.32)%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$67,736	$75,106	$71,173	$79,830	$60,060	$120,380
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.50%[3]	0.52%	0.49%	0.79%	0.47%	0.38%
After expense waivers and reimbursements	0.34%[3]	0.35%	0.34%	0.57%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets After expense waivers and reimbursements	1.85%[3]	2.03%	2.83%	4.93%	6.09%	5.40%
Portfolio Turnover Rate	27%[4]	29%	42%	43%	20%	30%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.34%.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  114

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$8.60	$8.65	$8.21	$7.08	$8.81	$9.49

Income from Investment Operations:
Net investment income[1]	0.13	0.26	0.26	0.33	0.49	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.17	(0.05)	0.44	1.15	(1.70)	(0.67)

Total Income/(Loss) from Investment Operations	0.30	0.21	0.70	1.48	(1.21)	(0.19)

Less Distributions:
From net investment income	(0.13)	(0.26)	(0.26)	(0.35)	(0.52)	(0.49)

Total Distributions	(0.13)	(0.26)	(0.26)	(0.35)	(0.52)	(0.49)

Net Asset Value, End of Period	$8.77	$8.60	$8.65	$8.21	$7.08	$8.81

Total Return	3.54%	2.53%	8.63%	21.45%	(14.20)%	(2.11)%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,133,485	$1,214,668	$1,356,201	$1,032,666	$656,275	$1,313,261
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.58%[3]	0.59%	0.58%	0.71%	0.62%	0.59%
After expense waivers and reimbursements	0.58%[3]	0.59%	0.58%	0.69%	0.59%	0.58%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.04%[3]	3.06%	3.01%	4.32%	6.00%	5.21%
Portfolio Turnover Rate	28%[4]	60%	87%	36%	38%	95%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.58% and 0.58% respectively.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

115  /  Semi-Annual Report September 2012

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$8.60	$8.66	$8.22	$7.08	$8.82	$9.49

Income from Investment Operations:
Net investment income[1]	0.14	0.28	0.27	0.35	0.50	0.50
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.18	(0.06)	0.45	1.16	(1.71)	(0.66)

Total Income/(Loss) from Investment Operations	0.32	0.22	0.72	1.51	(1.21)	(0.16)

Less Distributions:
From net investment income	(0.14)	(0.28)	(0.28)	(0.37)	(0.53)	(0.51)

Total Distributions	(0.14)	(0.28)	(0.28)	(0.37)	(0.53)	(0.51)

Net Asset Value, End of Period	$8.78	$8.60	$8.66	$8.22	$7.08	$8.82

Total Return	3.76%	2.61%	8.82%	21.83%	(14.13)%	(1.82)%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$540,003	$504,182	$573,395	$476,233	$313,864	$595,595
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.39%[3]	0.40%	0.39%	0.52%	0.43%	0.40%
After expense waivers and reimbursements	0.39%[3]	0.40%	0.39%	0.50%	0.40%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.22%[3]	3.24%	3.20%	4.52%	6.19%	5.39%
Portfolio Turnover Rate	28%[4]	60%	87%	36%	38%	95%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.39% and 0.39% respectively.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  116

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND ADMINISTRATIVE CLASS*
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$11.11	$11.18	$10.61	$10.00

Income from Investment Operations:
Net investment income[1]	0.16	0.31	0.31	0.15
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.23	(0.06)	0.57	0.64

Total Income from Investment Operations	0.39	0.25	0.88	0.79

Less Distributions:
From net investment income	(0.16)	(0.32)	(0.31)	(0.18)

Total Distributions	(0.16)	(0.32)	(0.31)	(0.18)

Net Asset Value, End of Period	$11.34	$11.11	$11.18	$10.61

Total Return	3.53%	2.28%	8.41%	7.91%[2]
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,938	$1,594	$2,133	$1,029
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.78%[4]	0.79%	0.78%	0.91%[4]
After expense waivers and reimbursements	0.78%[4]	0.79%	0.78%	0.89%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.81%[4]	2.82%	2.78%	2.72%[4]
Portfolio Turnover Rate	28%[2]	60%	87%	36%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.78%.

[4]	Annualized.
*	The Low Duration Bond Fund Administrative Class Shares commenced operations on September 23, 2009.

See accompanying notes to financial statements.

117  /  Semi-Annual Report September 2012

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$10.47	$10.31	$10.17	$9.09	$10.17	$10.14

Income from Investment Operations:
Net investment income[1]	0.19	0.40	0.44	0.49	0.52	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.34	0.16	0.50	1.14	(0.93)	0.06

Total Income/(Loss) from Investment Operations	0.53	0.56	0.94	1.63	(0.41)	0.54

Less Distributions:
From net investment income	(0.19)	(0.40)	(0.44)	(0.49)	(0.52)	(0.51)
From net capital gains	–	–	(0.36)	(0.01)	(0.15)	–
From return of capital	–	–	–	(0.05)	(0.00)[2]	–

Total Distributions	(0.19)	(0.40)	(0.80)	(0.55)	(0.67)	(0.51)

Net Asset Value, End of Period	$10.81	$10.47	$10.31	$10.17	$9.09	$10.17

Total Return	5.12%	5.56%	9.50%	18.32%	(3.95%)	5.48%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$104,294	$89,990	$56,748	$44,805	$25,901	$15,231
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.69%[4]	0.72%	0.72%	0.81%	0.77%	0.76%
After expense waivers and reimbursements	0.65%[4]	0.66%	0.65%	0.70%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.58%[4]	3.89%	4.24%	5.00%	5.47%	4.79%
Portfolio Turnover Rate	56%[5]	145%	192%	95%	178%	94%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.65%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /   118

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$10.47	$10.30	$10.17	$9.09	$10.17	$10.14

Income from Investment Operations:
Net investment income[1]	0.20	0.43	0.46	0.51	0.54	0.50
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.34	0.16	0.50	1.14	(0.93)	0.06

Total Income/(Loss) from Investment Operations	0.54	0.59	0.96	1.65	(0.39)	0.56

Less Distributions:
From net investment income	(0.20)	(0.42)	(0.47)	(0.51)	(0.54)	(0.53)
From net capital gains	–	–	(0.36)	(0.01)	(0.15)	–
From return of capital	–	–	–	(0.05)	(0.00)[2]	–

Total Distributions	(0.20)	(0.42)	(0.83)	(0.57)	(0.69)	(0.53)

Net Asset Value, End of Period	$10.81	$10.47	$10.30	$10.17	$9.09	$10.17

Total Return	5.23%	5.89%	9.62%	18.57%	(3.75)%	5.70%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$207,414	$193,480	$144,364	$162,363	$140,274	$138,668
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.48%[4]	0.51%	0.51%	0.60%	0.56%	0.55%
After expense waivers and reimbursements	0.44%[4]	0.45%	0.44%	0.49%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.79%[4]	4.11%	4.45%	5.25%	5.62%	4.97%
Portfolio Turnover Rate	56%[5]	145%	192%	95%	178%	94%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

119  /  Semi-Annual Report September 2012

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$10.54	$10.41	$10.16	$8.89	$9.82	$9.79

Income from Investment Operations:
Net investment income[1]	0.21	0.45	0.47	0.57	0.53	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.51	0.21	0.42	1.26	(0.74)	0.04

Total Income/(Loss) from Investment Operations	0.72	0.66	0.89	1.83	(0.21)	0.52

Less Distributions:
From net investment income	(0.21)	(0.45)	(0.47)	(0.56)	(0.55)	(0.49)
From net capital gains	–	(0.08)	(0.17)	–	(0.17)	–

Total Distributions	(0.21)	(0.53)	(0.64)	(0.56)	(0.72)	(0.49)

Net Asset Value, End of Period	$11.05	$10.54	$10.41	$10.16	$8.89	$9.82

Total Return	6.89%	6.55%	8.86%	21.16%	(2.10%)	5.44%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$9,326,981	$8,154,998	$6,999,143	$4,645,082	$3,275,319	$3,533,010
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.60%[3]	0.63%	0.63%	0.72%	0.65%	0.66%
After expense waivers and reimbursements	0.60%[3]	0.63%	0.63%	0.72%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.88%[3]	4.33%	4.47%	5.88%	5.74%	4.89%
Portfolio Turnover Rate	74%[4]	156%	228%	141%	220%	124%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended for March 31, 2010 would have been 0.65%.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  120

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$10.54	$10.41	$10.16	$8.89	$9.82	$9.79

Income from Investment Operations:
Net investment income[1]	0.22	0.47	0.49	0.58	0.55	0.50
Net realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.51	0.21	0.42	1.27	(0.75)	0.04

Total Income/(Loss) from Investment Operations	0.73	0.68	0.91	1.85	(0.20)	0.54

Less Distributions:
From net investment income	(0.22)	(0.47)	(0.49)	(0.58)	(0.56)	(0.51)
From net capital gains	–	(0.08)	(0.17)	–	(0.17)	–

Total Distributions	(0.22)	(0.55)	(0.66)	(0.58)	(0.73)	(0.51)

Net Asset Value, End of Period	$11.05	$10.54	$10.41	$10.16	$8.89	$9.82

Total Return	7.00%	6.78%	9.08%	21.42%	(1.89)%	5.65%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$12,625,540	$11,275,951	$5,972,132	$3,784,988	$2,021,994	$2,227,359
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.39%[3]	0.42%	0.42%	0.51%	0.44%	0.44%
After expense waivers and reimbursements	0.39%[3]	0.42%	0.42%	0.51%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.09%[3]	4.53%	4.67%	6.03%	5.95%	5.11%
Portfolio Turnover Rate	74%[4]	156%	228%	141%	220%	124%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

121  /  Semi-Annual Report September 2012

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS*
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$10.55	$10.42	$10.17	$10.00

Income from Investment Operations:
Net investment income[1]	0.20	0.43	0.44	0.13
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.51	0.21	0.42	0.17

Total Income from Investment Operations	0.71	0.64	0.86	0.30

Less Distributions:
From net investment income	(0.20)	(0.43)	(0.44)	(0.13)
From net capital gains	–	(0.08)	(0.17)	–

Total Distributions	(0.20)	(0.51)	(0.61)	(0.13)

Net Asset Value, End of Period	$11.06	$10.55	$10.42	$10.17

Total Return	6.78%	6.34%	8.63%	3.05%[2]
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$11,531	$7,061	$6,681	$1,194
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.80%[4]	0.83%	0.83%	0.92%
After expense waivers and reimbursements	0.80%[4]	0.83%	0.83%	0.92%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.68%[4]	4.14%	4.16%	4.66%
Portfolio Turnover Rate	74%[2]	156%	228%	141%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.85%.

[4]	Annualized.
*	The Total Return Bond Fund Administrative Class Shares commenced operations on December 18, 2009.

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  122

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS*
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$9.95	$10.00

Income from Investment Operations:
Net investment income[1]	0.21	0.30
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts, swap contracts and written options	0.49	0.07

Total Income from Investment Operations	0.70	0.37

Less Distributions:
From net investment income	(0.21)	(0.34)
From net capital gains	–	(0.08)

Total Distributions	(0.21)	(0.42)

Net Asset Value, End of Period	$10.44	$9.95

Total Return	7.10%	3.81%[2]
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$261,591	$119,860
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.38%[4]	0.41%[4]
After expense waivers and reimbursements	0.38%[4]	0.40%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.13%[4]	4.43%[4]
Portfolio Turnover Rate	74%[2]	156%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the six months ended September 30, 2012 and for the fiscal year ended March 31, 2012.
[4]	Annualized.
*	The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

See accompanying notes to financial statements.

123  /  Semi-Annual Report September 2012

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$10.11	$10.94	$10.40	$7.65	$9.71	$10.97

Income from Investment Operations:
Net investment income[1]	0.33	0.73	0.82	0.92	0.88	0.86
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.29	(0.68)	0.59	2.78	(2.08)	(1.16)

Total Income/(Loss) from Investment Operations	0.62	0.05	1.41	3.70	(1.20)	(0.30)

Less Distributions:
From net investment income	(0.35)	(0.76)	(0.82)	(0.91)	(0.87)	(0.92)
From net capital gains	–	(0.12)	(0.05)	(0.04)	–	–
From return of capital	–	–	–	–	–	(0.04)

Total Distributions	(0.35)	(0.88)	(0.87)	(0.95)	(0.87)	(0.96)

Redemption fees added to paid-in capital (Note 8)	–	–	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net Asset Value, End of Period	$10.38	$10.11	$10.94	$10.40	$7.65	$9.71

Total Return	6.31%	0.68%	14.19%	49.85%	(12.59)%	(3.13)%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,288,239	$1,227,806	$1,351,022	$523,717	$60,702	$41,266
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.80%[4]	0.85%	0.85%	0.88%	0.99%	0.98%
After expense waivers and reimbursements	0.77%[4]	0.82%	0.80%	0.81%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.54%[4]	7.14%	7.73%	9.29%	10.24%	8.15%
Portfolio Turnover Rate	29%[5]	54%	34%	40%	107%	120%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.80%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  124

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$10.11	$10.94	$10.40	$7.65	$9.71	$10.97

Income from Investment Operations:
Net investment income[1]	0.34	0.75	0.85	0.95	0.91	0.88
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.29	(0.68)	0.59	2.77	(2.09)	(1.16)

Total Income/(Loss) from Investment Operations	0.63	0.07	1.44	3.72	(1.18)	(0.28)

Less Distributions:
From net investment income	(0.37)	(0.78)	(0.85)	(0.93)	(0.89)	(0.91)
From net capital gains	–	(0.12)	(0.05)	(0.04)	–	–
From return of capital	–	–	–	–	–	(0.07)

Total Distributions	(0.37)	(0.90)	(0.90)	(0.97)	(0.89)	(0.98)

Redemption fees added to paid-in capital (Note 8)	–	–	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net Asset Value, End of Period	$10.37	$10.11	$10.94	$10.40	$7.65	$9.71

Total Return	6.34%	0.93%	14.48%	50.22%	(12.37)%	(2.88)%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,184,166	$1,062,563	$765,086	$252,022	$106,895	$63,589
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.55%[4]	0.60%	0.60%	0.63%	0.73%	0.73%
After expense waivers and reimbursements	0.52%[4]	0.57%	0.55%	0.56%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.79%[4]	7.35%	7.99%	9.82%	10.88%	8.40%
Portfolio Turnover Rate	29%[5]	54%	34%	40%	107%	120%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.55%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

125  /  Semi-Annual Report September 2012

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	PERIOD ENDED MARCH 31, 2012*
Net Asset Value, Beginning of Period	$11.23	$10.00

Income from Investment Operations:
Net investment income[1]	0.22	0.32
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts, and swap contracts	0.42	1.24

Total Income from Investment Operations	0.64	1.56

Less Distributions:
From net investment income	(0.22)	(0.31)
From net capital gains	–	(0.02)

Total Distributions	(0.22)	(0.33)

Net Asset Value, End of Period	$11.65	$11.23

Total Return	5.79%	15.72%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$46,525	$9,894
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.54%[4]	2.86%[4]
After expense waivers and reimbursements	0.99%[4]	0.99%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.83%[4]	6.11%[4]
Portfolio Turnover Rate	15%[2]	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the six months ended September 30, 2012 and for the fiscal year ended March 31, 2012.
[4]	Annualized.
*	The Unconstrained Bond Fund Class M Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  126

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	PERIOD ENDED MARCH 31, 2012*
Net Asset Value, Beginning of Period	$11.22	$10.00

Income from Investment Operations:
Net investment income[1]	0.23	0.33
Net realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts, and swap contracts	0.44	1.23

Total Income from Investment Operations	0.67	1.56

Less Distributions:
From net investment income	(0.24)	(0.32)
From net capital gains	–	(0.02)

Total Distributions	(0.24)	(0.34)

Net Asset Value, End of Period	$11.65	$11.22

Total Return	5.92%	15.85%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$17,847	$7,776
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.28%[4]	2.60%[4]
After expense waivers and reimbursements	0.75%[4]	0.75%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.10%[4]	6.23%[4]
Portfolio Turnover Rate	15%[2]	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	The Fund did not incur any interest expense for the six months ended September 30, 2012 and for the fiscal year ended March 31, 2012 .
[4]	Annualized.
*	The Unconstrained Bond Fund Class I Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

127  /  Semi-Annual Report September 2012

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$7.82	$8.21	$7.45	$5.69	$8.85	$11.09

Income from Investment Operations:
Net investment income[1]	0.23	0.44	0.40	0.58	0.89	0.79
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.32	(0.36)	0.78	1.91	(2.98)	(2.21)

Total Income/(Loss) from Investment Operations	0.55	0.08	1.18	2.49	(2.09)	(1.42)

Less Distributions:
From net investment income	(0.23)	(0.47)	(0.42)	(0.73)	(1.07)	(0.82)

Total Distributions	(0.23)	(0.47)	(0.42)	(0.73)	(1.07)	(0.82)

Net Asset Value, End of Period	$8.14	$7.82	$8.21	$7.45	$5.69	$8.85

Total Return	7.10%	1.11%	16.21%	46.49%	(25.33)%	(13.44)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$30,653	$20,882	$88,162	$47,906	$8,020	$43,785
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.07%[3]	2.14%	2.22%	2.01%	0.79%	1.61%
After expense waivers and reimbursements	2.07%[3]	2.14%	2.22%	2.01%	0.79%	1.61%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.76%[3]	5.52%	5.10%	8.41%	11.19%	7.49%
Portfolio Turnover Rate	19%[4]	70%	93%	208%	294%	74%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 1.63%, 0.60% and 1.06%, respectively.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  128

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$7.82	$8.21	$7.44	$5.69	$8.85	$11.08

Income from Investment Operations:
Net investment income[1]	0.24	0.49	0.43	0.71	0.95	0.85
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.31	(0.39)	0.78	1.79	(3.02)	(2.23)

Total Income/(Loss) from Investment Operations	0.55	0.10	1.21	2.50	(2.07)	(1.38)

Less Distributions:
From net investment income	(0.24)	(0.49)	(0.44)	(0.75)	(1.09)	(0.85)

Total Distributions	(0.24)	(0.49)	(0.44)	(0.75)	(1.09)	(0.85)

Net Asset Value, End of Period	$8.13	$7.82	$8.21	$7.44	$5.69	$8.85

Total Return	7.11%	1.36%	16.66%	46.65%	(25.14)%	(13.22)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$167,508	$162,947	$180,409	$167,570	$119,302	$271,639
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	1.82%[3]	1.89%	1.97%	1.76%	0.51%	1.34%
After expense waivers and reimbursements	1.82%[3]	1.89%	1.97%	1.76%	0.51%	1.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.02%[3]	6.19%	5.41%	10.56%	12.39%	8.13%
Portfolio Turnover Rate	19%[4]	70%	93%	208%	294%	74%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 1.38%, 0.32% and 0.78%, respectively.

[3]	Annualized.
4	Non-Annualized.

See accompanying notes to financial statements.

129  /  Semi-Annual Report September 2012

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008
Net Asset Value, Beginning of Period	$4.63	$4.48	$3.79	$2.96	$6.71	$8.56

Income from Investment Operations:
Net investment income[1]	0.04	0.11	0.12	0.15	0.29	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts and swap contracts	0.18	0.21	0.84	2.45	(4.01)	(1.56)

Total Income/(Loss) from Investment Operations	0.22	0.32	0.96	2.60	(3.72)	(1.08)

Less Distributions:
From net investment income	(0.04)	(0.09)	(0.17)	(0.18)	(0.03)	(0.45)
From net capital gains	–	–	–	(0.22)	–	(0.23)
From return of capital	–	(0.08)	(0.10)	(1.37)	–	(0.09)

Total Distributions	(0.04)	(0.17)	(0.27)	(1.77)	(0.03)	(0.77)

Net Asset Value, End of Period	$4.81	$4.63	$4.48	$3.79	$2.96	$6.71

Total Return	4.79%	7.35%	26.31%	96.57%	(55.65)%	(14.03)%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,422	$5,140	$9,780	$11,039	$59,334	$157,644
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	3.00%[3]	2.09%	1.88%	1.30%	0.24%	0.13%
After expense waivers and reimbursements	0.91%[3]	0.97%	0.90%	1.21%	0.22%	0.13%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.84%[3]	2.75%	3.14%	3.84%	5.57%	5.74%
Portfolio Turnover Rate	23%[4]	31%	71%	24%	145%	89%

1	Per share numbers have been calculated using the average share method.
2

The Fund did not incur any interest expense for the six months ended September 30, 2012, the fiscal year ended March 31, 2012 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.90%.

3	Annualized.
4	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2012  /  130

Notes to Financial Statements (Unaudited)

September 30, 2012

1.	SUMMARY OF ORGANIZATION

The MetropolitanWest Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). MetropolitanWest Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of eight separate portfolios (each a “Fund” and collectively, the “Funds”): MetropolitanWest Ultra Short Bond Fund (the “Ultra Short Bond Fund”), MetropolitanWest Low Duration Bond Fund (the “Low Duration Bond Fund”), MetropolitanWest Intermediate Bond Fund (the “Intermediate Bond Fund”), MetropolitanWest Total Return Bond Fund (the “Total Return Bond Fund”), MetropolitanWest High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), MetropolitanWest AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administration Class was added on September 22, 2009. The Total Return Bond Fund also commenced operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class followed on December 18, 2009 and the new Plan Class launched on August 1, 2011. The AlphaTrak 500 Fund – Class M commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The High Yield Bond Fund – Class M commenced operations on September 30, 2002. The High Yield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 31, 2004. The Unconstrained Bond Fund – Class M and Class I each commenced operations on October 1, 2011.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

131 / Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Net Asset Value:

The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S.Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities which mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported net asset value of such investments.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by MetWest. When the Fund uses these fair valuation methods applied by MetWest that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statements of operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Semi-Annual Report September 2012  /  132

Notes to Financial Statements (Unaudited) (Continued)

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the period ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

133  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

*	Level 1	-	unadjusted quoted prices in active markets for identical securities
*	Level 2	-	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
*	Level 3	-	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources . Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Semi-Annual Report September 2012  /  134

Notes to Financial Statements (Unaudited) (Continued)

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of September 30, 2012, Level 3 securities consist of certain asset-backed securities, bank loans, collateralized mortgage obligations, preferred stock and corporate bonds.

The summary of inputs used to value each Fund’s net assets as of September 30, 2012 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$2,201,000	$–	$–	$2,201,000
U.S. Agency Discount Notes	–	1,379,984	–	1,379,984
U.S. Treasury Bills	–	1,899,588	–	1,899,588
Long-Term Investments:
Asset-Backed Securities	–	1,516,714	–	1,516,714
Bank Loans	–	642,643	–	642,643
Corporates	–	14,221,839	–	14,221,839
Mortgage-Backed	–	75,623,601	–	75,623,601
Municipal Bonds	–	725,530	–	725,530
U.S. Agency Securities	–	4,034,572	–	4,034,572
U.S. Treasury Securities	–	6,133,474	–	6,133,474

Total	$2,201,000	$106,177,945	$–	$108,378,945

135  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$–	$29,691,874	$–	$29,691,874
Money Market Funds	33,474,000	–	–	33,474,000
Repurchase Agreements	–	36,000,000	–	36,000,000
Long-Term Investments:
Asset-Backed Securities	–	122,389,852	–	122,389,852
Bank Loans	–	19,268,072	–	19,268,072
Corporates	–	470,768,919	622,050	471,390,969
Mortgage-Backed	–	869,554,390	90	869,554,480
Municipal Bonds	–	22,351,115	–	22,351,115
U.S. Treasury Securities	–	88,741,236	–	88,741,236
Other Financial Instruments *
Liabilities:
Foreign currency exchange contracts	–	(327,959)	–	(327,959)
Interest rate contracts	–	(22,176)	–	(22,176)

Total	$33,474,000	$1,658,415,323	$622,140	$1,692,511,463

*Other financial instruments include swaptions and foreign currency exchange contracts. Interest rate contracts include swaptions.

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$–	$6,136,701	$–	$6,136,701
Money Market Funds	6,257,000	–	–	6,257,000
U.S. Agency Discount Notes	–	3,274,962	–	3,274,962
Long-Term Investments:
Asset-Backed Securities	–	22,109,572	–	22,109,572
Bank Loans	–	456,555	–	456,555
Corporates	–	72,929,836	–	72,929,836
Mortgage-Backed	–	126,982,274	–	126,982,274
Municipal Bonds	–	4,602,398	–	4,602,398
U.S. Agency Securities	–	4,877,548	–	4,877,548
U.S. Treasury Securities	–	67,098,701	–	67,098,701
Other Financial Instruments *
Assets:
Credit contracts	–	254,320	–	254,320
Liabilities:
Credit contracts	–	(373)	–	(373)
Foreign currency exchange contracts	–	(67,971)	–	(67,971)
Interest rate contracts	–	(27,147)	–	(27,147)

Total	$6,257,000	$308,627,376	$–	$314,884,376

*Other financial instruments include swap contracts, swaptions and foreign currency exchange contracts. Credit contracts include credit default swaps. Interest rate contracts include interest rate swaps and swaptions.

Semi-Annual Report September 2012  /  136

Notes to Financial Statements (Unaudited) (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$265,486,139	$–	$265,486,139
Foreign Government Obligations	–	432,996,518	–	432,996,518
Money Market Funds	510,889,000	–	–	510,889,000
Repurchase Agreements	–	8,000,000	–	8,000,000
U.S. Treasury Bills	–	3,579,421	–	3,579,421
Long-Term Investments:
Asset-Backed Securities	–	1,014,337,291	7,717,836	1,022,055,127
Bank Loans	–	183,847,742	15,840,000	199,687,742
Corporates	–	4,197,300,123	1,306,500	4,198,606,623
Mortgage-Backed	–	10,919,260,225	223	10,919,260,448
Municipal Bonds	–	426,895,380	–	426,895,380
U.S. Agency Securities	–	315,937,547	–	315,937,547
U.S. Treasury Securities	–	4,768,951,928	–	4,768,951,928
Other Financial Instruments *
Assets:
Credit contracts	–	16,121,905	–	16,121,905
Interest rate contracts	2,519,431	–	–	2,519,431
Liabilities:
Credit contracts	–	(63,228,302)	–	(63,228,302)
Foreign currency exchange contracts	–	(4,796,003)	–	(4,796,003)
Interest rate contracts	–	(7,591,931)	–	(7,591,931)

Total	$513,408,431	$22,477,097,983	$24,864,559	$23,015,370,973

*Other financial instruments include swap contracts, swaptions, foreign currency exchange contracts and futures. Interest rate contracts include interest rate swaps, swaptions and futures. Credit contracts include credit default swaps.

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$45,698,333	$–		$45,698,333
Money Market Funds	49,384,000	–	–		49,384,000
Repurchase Agreements	–	70,000,000	–		70,000,000
U.S. Treasury Bills	–	1,929,687	–		1,929,687
Long-Term Investments:
Asset-Backed Securities	–	6,614,232	–		6,614,232
Bank Loans	–	249,029,548	3,960,000	**	252,989,548
Corporates	–	1,942,516,305	–		1,942,516,305
Mortgage-Backed	–	41,372,758	29		41,372,787
Municipal Bonds	–	1,473,943	–		1,473,943
Preferred Stock	–	28,845,151	–		28,845,151
U.S. Agency Securities	–	41,202,380	–		41,202,380
Other Financial Instruments *
Assets:
Credit contracts	–	541,267	–		541,267
Interest rate contracts	134,628	–	–		134,628

Total	$49,518,628	$2,429,223,604	$3,960,029		$2,482,702,261

*	Other financial instruments include swap contracts and futures. Interest rate contracts include futures. Credit contracts include credit default swaps.
**	As of September 30, 2012, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

137  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$284,937	$–	$284,937
Money Market Funds	1,270,000	–	–	1,270,000
U.S. Agency Discount Notes	–	8,751,229	–	8,751,229
U.S. Treasury Bills	–	794,973	–	794,973
Long-Term Investments:
Asset-Backed Securities	–	2,724,775	30,300	2,755,075
Bank Loans	–	508,125	–	508,125
Corporates	–	18,614,050	–	18,614,050
Foreign Government Obligations	–	1,701,859	–	1,701,859
Mortgage-Backed	–	27,393,444	–	27,393,444
Municipal Bonds	–	728,732	–	728,732
U.S. Agency Securities	–	1,117,541	–	1,117,541
U.S. Treasury Securities	–	2,168,429	–	2,168,429
Other Financial Instruments *
Assets:
Credit contracts	–	4,060	–	4,060
Interest rate contracts	5,728	–	–	5,728
Liabilities:
Interest rate contracts	(72,651)	–	–	(72,651)

Total	$1,203,077	$64,792,154	$30,300	$66,025,531

*Other financial instruments include swap contracts and futures. Credit contracts include credit default swaps. Interest rate contracts include futures.

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$–	$3,709,180	$–		$3,709,180
Money Market Funds	3,942,000	–	–		3,942,000
Repurchase Agreements	–	26,000,000	–		26,000,000
U.S. Agency Discount Notes	–	3,154,963	–		3,154,963
Long-Term Investments:
Asset-Backed Securities	–	24,212,319	552,608		24,764,927
Bank Loans	–	5,444,442	–	**	5,444,442
Corporates	–	34,003,153	–		34,003,153
Mortgage-Backed	–	96,571,347	3		96,571,350
Preferred Stock	–	2,318,875	1		2,318,876
Other Financial Instruments *
Liabilities:
Equity contracts	–	(6,456)	–		(6,456)

Total	$3,942,000	$195,407,823	$552,612		$199,902,435

*Other financial instruments include swap contracts. Equity contracts include total return swaps.

**As of September 30, 2012, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

Semi-Annual Report September 2012  /  138

Notes to Financial Statements (Unaudited) (Continued)

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$128,000	$–	$–	$128,000
U.S. Agency Discount Notes	–	1,059,960	–	1,059,960
U.S. Treasury Bills	–	739,932	–	739,932
Long-Term Investments:
Asset-Backed Securities	–	308,282	–	308,282
Corporates	–	1,130,333	31,200	1,161,533
Mortgage-Backed	–	2,233,962	–	2,233,962
Municipal Bonds	–	79,573	–	79,573
U.S. Agency Securities	–	262,858	–	262,858
U.S. Treasury Securities	–	312,072	–	312,072
Other Financial Instruments *
Assets:
Equity contracts	115,836	–	–	115,836

Total	$243,836	$6,126,972	$31,200	$6,402,008

*Other	financial instruments include total return swap contracts and futures.

Certain of the Fund’s investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

For the six months ended September 30, 2012, the Funds had insignificant exposure in level 3 securities and no transfers between levels.

The significant unobservable inputs used in fair value measurement of the Fund’s private investments are (i) an estimation of a normalized earnings level for the company; (ii) the discounts applied to the selection of comparable investments due to the private nature of the investment; and (iii) the likelihood of achieving normalized earnings. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

139  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ statements of assets and liabilities as of September 30, 2012:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES

DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts

	Receivable for daily variation margin	Payable for daily variation margin

Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts

Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts

	Receivable for daily variation margin	Payable for daily variation margin

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2012:

	ASSET DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$–	$–	$254,320	$16,121,905
Interest contracts:
Futures[1]	–	–	–	2,519,431

Total	$–	$–	$254,320	$18,641,336

	ASSET DERIVATIVE INVESTMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$541,267	$4,060	$–	$–
Equity contracts:
Futures[1]	–	–	–	18,945
Swaps	–	–	–	96,891
Interest contracts:
Futures[1]	134,628	5,728	–	–

Total	$675,895	$9,788	$–	$115,836

[1]

Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

Semi-Annual Report September 2012  /  140

Notes to Financial Statements (Unaudited) (Continued)

	LIABILITY DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$–	$–	$(373)	$(63,228,302)
Interest contracts:
Swaps	–	(22,176)	(27,147)	(7,591,931)
Foreign currency exchange contracts:
Forwards	–	(327,959)	(67,971)	(4,796,003)

Total	$–	$(350,135)	$(95,491)	$(75,616,236)

	LIABILITY DERIVATIVE INVESTMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Equity contracts:
Swaps	$–	$–	$(6,456)	$–
Interest contracts:
Futures[1]	–	(72,651)	–	–

Total	$–	$(72,651)	$(6,456)	$–

[1]

Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the statements of operations categorized by primary risk exposure for the six months ended September 30, 2012:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$117,409	$1,352,844	$91,211	$19,514,852
Interest contracts:
Futures	–	159,800	–	5,845,926
Swaps	–	–	–	(16,046,765)
Foreign currency exchange contracts:
Forwards	–	(7,418)	(1,202)	(98,777)

Total	$117,409	$1,505,226	$90,009	$9,215,236

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$6,537,749	$9,259	$(5,220)	$–
Equity contracts:
Futures	–	–	–	114,686
Swaps	–	–	–	142,726
Interest contracts:
Futures	(4,731,389)	(123,764)	–	–
Swaps	–	–	(10,154)	–
Foreign currency exchange contracts:
Forwards	–	651	–	–

Total	$1,806,360	$(113,854)	$(15,374)	$257,412

141  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$136,463	$359,785	$130,791	$16,216,675
Interest contracts:
Futures	–	(96,900)	–	8,602,465
Swaps	–	3,024	(24,172)	(17,031,491)
Foreign currency exchange contracts:
Forwards	–	(461,419)	(86,993)	(6,321,317)

Total	$136,463	$(195,510)	$19,626	$1,466,332

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$(938,737)	$5,677	$7,635	$–
Equity contracts:
Futures	–	–	–	2,858
Swaps	–	–	(13,307)	(21,592)
Interest contracts:
Futures	(2,483,963)	(66,923)	–	–
Foreign currency exchange contracts:
Forwards	–	4	–	–

Total	$(3,422,700)	$(61,242)	$(5,672)	$(18,734)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Financial futures contracts:
Average number of contracts purchased	–	85	4	1,839
Average number of contracts sold	–	–	2	189
Average value of contracts purchased	$–	$24,225	$3,245	$2,154,576
Average value of contracts sold	$–	$–	$11,266	$96,804
Credit default swaps:
Average number of contracts - buy protection	–	1	5	18
Average number of contracts - sale protection	2	4	2	18
Average notional value - buy protection	$–	$446,250	$2,262,500	$164,232,500
Average notional value - sell protection	$2,790,250	$29,050,500	$3,176,000	$435,956,750
Interest rate swaps:
Average number of contracts - pays fixed rate	–	–	1	5
Average notional value - pays fixed rate	$–	$–	$361,250	$192,037,500
Rate floor inflation swaptions:
Average number of contracts	–	1	1	1
Average notional value	$–	$10,080,000	$1,190,000	$63,960,000
Total return swaps:
Average number of contracts	–	–	–	–
Average notional value	$–	$–	$–	$–

Semi-Annual Report September 2012  /  142

Notes to Financial Statements (Unaudited) (Continued)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Foreign currency exchange contracts:
Average number of contracts sold	–	1	1	2
Average value of contracts sold	$–	$128,515	$23,971	$2,024,183

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Financial futures contracts:
Average number of contracts purchased	–	–	–	6
Average number of contracts sold	631	55	–	–
Average value of contracts purchased	$–	$–	$–	$40,379
Average value of contracts sold	$1,095,294	$32,903	$–	$–
Credit default swaps:
Average number of contracts - buy protection	1	–	1	1
Average number of contracts - sale protection	7	1	1	–
Average notional value - buy protection	$148,750	$–	$65,000	$20,000
Average notional value - sell protection	$126,287,500	$297,000	$1,055,000	$–
Total return swaps:
Average number of contracts	–	–	1	2
Average notional value	$–	$–	$742,500	$3,000

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

143  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2012, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2012, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to

Semi-Annual Report September 2012  /  144

Notes to Financial Statements (Unaudited) (Continued)

maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral. As of September 30, 2012, the Low Duration Bond Fund, Total Return Bond Fund, High Yield Bond Fund and Strategic Income Fund held repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. There were no reverse repurchase agreements for the six months ended September 30, 2012.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the advisor’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

145  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of September 30, 2012, the Funds did not hold any options.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2012 for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery

Semi-Annual Report September 2012  /  146

Notes to Financial Statements (Unaudited) (Continued)

values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2012, the Low Duration Bond Fund, the Intermediate Bond Fund, and the Total Return Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the statements of assets and liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the statements of assets and liabilities and the statements of operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2012, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the statements of assets and liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could under perform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon

147  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ statements of assets and liabilities.

While no single measure can account for all the risk factors, one of the most commonly referenced aggregate risk metrics is the

Semi-Annual Report September 2012  /  148

Notes to Financial Statements (Unaudited) (Continued)

bond’s ratings per Moody’s and S&P. As of September 30, 2012, the market value exposure of these positions was as follows (unaudited):

		PERCENTAGE OF TOTAL NET ASSETS BY CREDIT QUALITY
PORTFOLIO	MARKET VALUE	AAA	AA	A	BBB	BIG*
Ultra Short Bond Fund
Alt-A	$9,673,764	4.32%	0.32%	0.77%	1.25%	2.10%
Sub Prime	9,181,116	0.68%	1.22%	0.33%	0.03%	6.05%
Low Duration Bond Fund
Alt-A	145,967,509	3.19%	0.38%	0.42%	0.49%	4.23%
Sub Prime	144,055,466	2.17%	1.77%	0.12%	0.35%	4.18%
Intermediate Bond Fund
Alt-A	8,879,624	1.64%	0.01%	0.16%	0.01%	1.03%
Sub Prime	23,079,518	1.94%	2.43%	0.50%	0.30%	2.24%
Total Return Bond Fund
Alt-A	1,402,955,656	0.52%	0.51%	0.02%	0.35%	4.92%
Sub Prime	1,763,203,768	0.92%	0.48%	0.31%	0.00%	6.21%
High Yield Bond Fund
Alt-A	-	0.00%	0.00%	0.00%	0.00%	0.00%
Sub Prime	41,535,036	0.00%	0.02%	0.00%	0.00%	1.66%
Unconstrained Bond Fund
Alt-A	8,422,016	0.87%	1.54%	0.00%	0.00%	10.67%
Sub Prime	2,651,278	0.00%	0.51%	0.00%	0.21%	3.40%
Strategic Income Fund
Alt-A	21,360,213	1.07%	0.00%	0.76%	0.00%	8.95%
Sub Prime	26,001,783	0.53%	0.73%	1.71%	2.33%	7.81%
AlphaTrak 500 Fund
Alt-A	205,432	1.19%	0.00%	0.00%	0.00%	2.01%
Sub Prime	155,156	0.11%	1.43%	0.00%	0.32%	0.55%

* Below Investment Grade

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2012 excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$34,263,727	$23,339,199
Low Duration Bond Fund	486,473,638	460,789,463
Intermediate Bond Fund	72,748,274	56,888,948
Total Return Bond Fund	8,199,420,691	5,634,038,222
High Yield Bond Fund	737,644,115	612,167,725
Unconstrained Bond Fund	43,614,141	4,376,350
Strategic Income Fund	33,392,094	47,731,735
AlphaTrak 500 Fund	2,564,700	932,411

Investment transactions in U.S. government securities for the six months ended September 30, 2012 were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$4,706,972	$3,643,452
Low Duration Bond Fund	76,729,416	70,120,133
Intermediate Bond Fund	114,356,636	99,960,385
Total Return Bond Fund	9,335,705,380	9,554,379,891
Unconstrained Bond Fund	209,620	135,868
Strategic Income Fund	-	2,933,588

149  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, 0.50%, and 0.65% respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was decreased by 0.10% resulting in $15,981 total management fees for the period ended September 30, 2012. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.51% resulting in $1,546,327 of total management fees for the period ended September 30, 2012.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding the AlphaTrak 500 Fund and the Strategic Income Fund, which shall reimburse the Adviser to the extent that the Fund’s other expenses are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the period ended September 30, 2012, were as follows:

	INVESTMENT ADVISORY FEE RATE				CONTRACTUAL EXPENSE LIMITATION[1]
PORTFOLIO	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Low Duration Bond Fund	0.30	0.30	0.30%	N/A	0.58	0.39	0.78%	N/A
Intermediate Bond Fund	0.35	0.35	N/A	N/A	0.65	0.44	N/A	N/A
Total Return Bond Fund	0.35	0.35	0.35	0.35%	0.65	0.44	0.85	0.39%
High Yield Bond Fund	0.50	0.50	N/A	N/A	0.80	0.55	N/A	N/A
Unconstrained Bond Fund	0.65	0.65	N/A	N/A	0.99	0.75	N/A	N/A
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	N/A	N/A	0.20 - 2.35	0.20 - 2.10	N/A	N/A
AlphaTrak 500 Fund	0.00 - 0.70	N/A	N/A	N/A	0.20 - 0.90	N/A	N/A	N/A

[1]	The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2013, unless approved by the Board.

At September 30, 2012, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2013	2014	2015	2016	TOTAL
Ultra Short Bond Fund	$204,094	$151,138	$183,240	$85,795	$624,267
Low Duration Bond Fund	149,496	–	–	–	149,496
Intermediate Bond Fund	198,493	154,326	164,289	62,478	579,586
Total Return Bond Fund	–	–	3,794	7,839	11,633
High Yield Bond Fund	290,531	622,336	628,464	324,663	1,865,994
Unconstrained Bond Fund	–	–	126,868	102,724	229,592
AlphaTrak 500 Fund	38,492	111,798	91,760	57,380	299,430

Semi-Annual Report September 2012  /  150

Notes to Financial Statements (Unaudited) (Continued)

For the six months ended September 30, 2012, the Adviser recouped $136,781 from Class M, $62,349 from Class I and $214 from the Administrative Class of the Low Duration Bond Fund.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $20,000 and $6,250 for each meeting of the Board attended. The chairman of the Board receives an annual retainer of $35,000.TheTrust has an unfunded, nonqualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses in the statements of operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the HighYield Bond Fund, the Unconstrained Bond Fund, the Strategic Income Fund, the AlphaTrak 500 Fund and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the period ended September 30, 2012. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012

Change in Fund shares:
Shares outstanding at beginning of period	8,866,998	9,941,749	17,853,233	16,757,944

Shares sold	2,771,542	7,624,892	2,613,019	15,183,222
Shares issued through reinvestment of distributions	80,992	148,672	158,926	379,294
Shares redeemed	(1,741,451)	(8,848,315)	(4,840,027)	(14,467,227)

Net increase/(decrease) in fund shares	1,111,083	(1,074,751)	(2,068,082)	1,095,289

Shares outstanding at end of period	9,978,081	8,866,998	15,785,151	17,853,233

151  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012

Change in Fund shares:
Shares outstanding at beginning of period	141,289,789	156,722,448	58,627,102	66,242,754	143,562	190,876

Shares sold	33,875,334	72,020,846	14,171,029	29,746,263	88,841	231,479
Shares issued through reinvestment of distributions	2,055,088	4,476,672	855,090	1,803,340	2,198	3,338
Shares redeemed	(48,046,738)	(91,930,177)	(12,138,817)	(39,165,255)	(63,647)	(282,131)

Net increase/(decrease) in fund shares	(12,116,316)	(15,432,659)	2,887,302	(7,615,652)	27,392	(47,314)

Shares outstanding at end of period	129,173,473	141,289,789	61,514,404	58,627,102	170,954	143,562

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012

Change in Fund shares:
Shares outstanding at beginning of period	8,591,271	5,505,663	18,476,679	14,010,565

Shares sold	1,942,669	6,637,446	2,199,662	5,980,655
Shares issued through reinvestment of distributions	125,183	241,757	270,529	520,051
Shares redeemed	(1,013,299)	(3,793,595)	(1,757,769)	(2,034,592)

Net increase in fund shares	1,054,553	3,085,608	712,422	4,466,114

Shares outstanding at end of period	9,645,824	8,591,271	19,189,101	18,476,679

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012

Change in Fund shares:
Shares outstanding at beginning of period	773,362,330	672,089,535	1,069,617,054	573,560,263

Shares sold	143,137,986	347,496,753	225,955,329	656,771,363
Shares issued through reinvestment of distributions	14,852,159	36,723,557	18,998,227	35,086,999
Shares redeemed	(87,596,570)	(282,947,515)	(172,136,721)	(195,801,571)

Net increase in fund shares	70,393,575	101,272,795	72,816,835	496,056,791

Shares outstanding at end of period	843,755,905	773,362,330	1,142,433,889	1,069,617,054

Semi-Annual Report September 2012  /  152

Notes to Financial Statements (Unaudited) (Continued)

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS*
	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	PERIOD ENDED MARCH 31, 2012

Change in Fund shares:
Shares outstanding at beginning of period	669,268	641,141	12,040,750	–

Shares sold	371,087	28,520	13,735,413	12,326,017
Shares issued through reinvestment of distributions	14,029	29,789	332,037	130,825
Shares redeemed	(11,738)	(30,182)	(1,040,008)	(416,092)

Net increase in fund shares	373,378	28,127	13,027,442	12,040,750

Shares outstanding at end of period	1,042,646	669,268	25,068,192	12,040,750

* The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012

Change in Fund shares:
Shares outstanding at beginning of period	121,442,818	123,467,542	105,125,720	69,941,373

Shares sold	31,531,007	98,011,671	32,523,181	92,206,275
Shares issued through reinvestment of distributions	3,881,856	9,368,255	2,744,996	5,139,773
Shares redeemed	(32,713,187)	(109,404,650)	(26,251,964)	(62,161,701)

Net increase/(decrease) in fund shares	2,699,676	(2,024,724)	9,016,213	35,184,347

Shares outstanding at end of period	124,142,494	121,442,818	114,141,933	105,125,720

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M*	CLASS I	CLASS I*
	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	PERIOD ENDED MARCH 31, 2012	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	PERIOD ENDED MARCH 31, 2012

Change in Fund shares:
Shares outstanding at beginning of period	881,012	–	692,785	–

Shares sold	3,462,178	989,259	828,942	676,542
Shares issued through reinvestment of distributions	42,968	22,631	15,127	16,243
Shares redeemed	(394,016)	(130,878)	(4,528)	–

Net increase in fund shares	3,111,130	881,012	839,541	692,785

Shares outstanding at end of period	3,992,142	881,012	1,532,326	692,785

* The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

153  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012

Change in Fund shares:
Shares outstanding at beginning of period	2,668,730	10,735,226	20,841,277	21,984,625

Shares sold	1,491,236	2,233,852	850,802	2,570,684
Shares issued through reinvestment of distributions	82,558	273,783	114,982	284,132
Shares redeemed	(477,092)	(10,574,131)	(1,212,949)	(3,998,164)

Net increase/(decrease) in fund shares	1,096,702	(8,066,496)	(247,165)	(1,143,348)

Shares outstanding at end of period	3,765,432	2,668,730	20,594,112	20,841,277

	ALPHATRAK FUND
	CLASS M	CLASS M
	PERIOD ENDED SEPTEMBER 30, 2012 (UNAUDITED)	YEAR ENDED MARCH 31, 2012

Change in Fund shares:
Shares outstanding at beginning of period	1,111,363	2,185,082

Shares sold	366,134	700,430
Shares issued through reinvestment of distributions	9,855	78,898
Shares redeemed	(151,384)	(1,853,047)

Net increase/(decrease) in fund shares	224,605	(1,073,719)

Shares outstanding at end of period	1,335,968	1,111,363

9.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2012, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2014	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019	NON-EXPIRING AMOUNTS*
Ultra Short Bond Fund	$–	$171,312	$1,489,245	$17,068,161	$14,894,875	$10,083,524	$554,105
Low Duration Bond Fund	5,831,064	–	–	99,373,584	21,084,552	42,394,541	22,927,507
Strategic Income Fund	–	–	6,866,611	47,852,416	18,806,808	41,914,736	–
AlphaTrak 500 Fund	–	–	–	65,527,939	15,892,244	12,617,196	293,213

*

Under the recently enacted Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment. All such losses are long term in character.

Semi-Annual Report September 2012  /  154

Notes to Financial Statements (Unaudited) (Continued)

Tax Basis of Distributable Income:

As of March 31, 2012, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$28,909	$705,047	$638,579	$91,404,171
Undistributed long-term gains	–	–	440,888	44,189,933
Accumulated capital loss carryforwards and post-October losses	(44,854,465)	(198,255,808)	–	–
Net unrealized appreciation/(depreciation)	(5,302,419)	(36,496,478)	9,654,675	505,989,177
Distributions payable	(10,552)	(313,771)	(258,799)	(10,893,748)
Deferred director’s compensation and other temporary adjustments	(5,169)	(53,116)	(5,941)	(289,086)

Total accumulated earnings/(losses)	$(50,143,696)	$(234,414,126)	$10,469,402	$630,400,447

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND*	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Undistributed ordinary income (inclusive of short-term capital gains)	$7,706,295	$237,456	$801,913	$–
Undistributed long-term capital gains	1,080,531	–	–	–
Accumulated capital loss carryforwards and post-October losses	(7,323,617)	(2,369)	(116,018,166)	(94,552,633)
Net unrealized appreciation/(depreciation)	(18,354,772)	1,272,694	(5,463,740)	(25,957)
Distributions payable	(3,188,354)	(10,338)	(833,935)	–
Deferred director’s compensation and other temporary adjustments	(31,168)	(102)	(8,022)	(2,495)

Total accumulated earnings/(losses)	$(20,111,085)	$1,497,341	$(121,521,950)	$(94,581,085)

*The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

Permanent differences incurred during the fiscal year ended March 31, 2012, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) PAID-IN-CAPITAL	INCREASE/(DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Ultra Short Bond Fund	$–	$83,811	$(83,811)
Low Duration Bond Fund	–	582,162	(582,162)
Intermediate Bond Fund	–	23,771	(23,771)
Total Return Bond Fund	–	4,194,441	(4,194,441)
High Yield Bond Fund	–	5,179,860	(5,179,860)
Unconstrained Bond Fund*	(4,261)	7,925	(3,664)
Strategic Income Fund	–	(36,949)	36,949
AlphaTrak 500 Fund	(2,442,264)	(180,589)	2,622,853

*The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2012	MARCH 31, 2011	MARCH 31, 2012	MARCH 31, 2011
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,265,360	$3,006,790	$56,991,884	$55,163,904

Total taxable distributions	$2,265,360	$3,006,790	$56,991,884	$55,163,904

155  /  Semi-Annual Report September 2012

Notes to Financial Statements (Unaudited) (Continued)

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND

	MARCH 31, 2012	MARCH 31, 2011	MARCH 31, 2012	MARCH 31, 2011
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$9,908,053	$14,393,074	$775,273,191	$582,105,939
Net long-term capital gains	–	2,023,706	59,387,861	89,262,702

Total taxable distributions	$9,908,053	$16,416,780	$834,661,052	$671,368,641

	HIGH YIELD BOND FUND		UNCONSTRAINED BOND FUND*
	MARCH 31, 2012	MARCH 31, 2011	MARCH 31, 2012	MARCH 31, 2011
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$162,434,937	$104,036,930	$425,029	$–
Net long-term capital gains	14,109,424	7,314,180	701	–

Total taxable distributions	$176,544,361	$111,351,110	$425,730	$–

	STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
	MARCH 31, 2012	MARCH 31, 2011	MARCH 31, 2012	MARCH 31, 2011
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$12,434,140	$13,546,155	$221,649	$372,198
Return of capital	–	–	174,648	248,355

Total taxable distributions	$12,434,140	$13,546,155	$396,297	$620,553

*	The Unconstrained Bond Fund Class M and Class I commenced operations on October 1, 2011.

10.	COMMITTED LINE OF CREDIT

The Funds have entered into a $200,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of August 23, 2013. The interest rate on borrowing is higher of the federal funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit during the six months ended September 30, 2012. The Funds pay the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount up to a maximum of $200,000 annually. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

11.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Semi-Annual Report September 2012  /  156

Metropolitan West Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

• Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

• Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

• Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

• We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

• We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

157  /  Semi-Annual Report September 2012

Metropolitan West Funds

Privacy Policy (Continued)

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Semi-Annual Report September 2012  /  158

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated March 31, 2010 (the “Agreement”) between the Trust and the Adviser. The Agreement was initially approved for a two-year initial term by the shareholders of each Fund at a special meeting of shareholders held on March 31, 2010, except for the Metropolitan West Strategic Income Fund and the Metropolitan West Intermediate Bond Fund which were approved by shareholders on April 9, 2010. The addition of the Unconstrained Bond Fund was approved by the Board (including a majority of the Independent Trustees) on September 19, 2011. At a meeting held on May 21, 2012, the Board extended the term of the Agreement, which was previously renewed at a meeting held in 2011, until September 30, 2012 with respect to each Fund except the Unconstrained Bond Fund, which was still within its initial term.

Factors Considered by the Trustees in Connection with Recent Approval of Prior Agreement

On September 10, 2012, the Board approved the renewal of the Agreement for an additional one-year term from October 1, 2012 through September 30, 2013. The renewal of the Agreement was approved by the Board (including a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately by telephone and in person on various occasions with their independent legal counsel to discuss and review the information that had been presented for their consideration before the Board’s vote to renew the Agreement. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed - During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed supplementary information furnished to the Independent Trustees in response to a detailed request sent to the Adviser on their behalf. That information response included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by legal counsel to the Trust and by their independent legal counsel, who assisted them in their review and consideration of the renewal of the Agreement. The Independent Trustees discussed the renewal of the Agreement with the Adviser’s representatives and in private sessions at which no representatives of the Adviser were present. In deciding to recommend the renewal of the prior Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and intellectual capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources of its organization; and the ability of its organizational structure to address the growth in assets and products under its management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results, and portfolio accounting. They considered the Adviser’s commitment to investing in information technology supporting investment management and compliance. They noted the substantial additional resources made available by The TCW Group, Inc. (“TCW”), the parent company of the Adviser, and the integration and harmonization of operations between the Adviser and TCW. They further noted the high level of regular communication between the Adviser and the Board.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board considered the investment results of each Fund in light of its investment objective. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Lipper, an independent data provider, with respect to various longer and more recent periods. In reviewing each Fund’s relative performance, the Board took into account each Fund’s unique characteristics and its asset size, diversification, and range of investments.

159  /  Semi-Annual Report September 2012

Approval of Investment Management Agreement by Trustees (Unaudited) (Concluded)

The Board noted that each Fund’s performance was acceptable over the relevant periods and in some cases very favorable, particularly from a longer-term perspective, which the Board believes is the most relevant. The Board concluded that the Adviser was implementing each Fund’s investment objective and that the Adviser’s record in managing the Funds indicates that its continued management should benefit each Fund and its shareholders.

4. Advisory fees and total expenses

The Board compared the advisory fees and total expenses of each Fund (each as a percentage of average net assets) with the median fee and expense levels of all other mutual funds in the relevant Lipper peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was below the median of the peer group funds on a current basis with the exception of the Strategic Income Fund and the Unconstrained Bond Fund. The Board discussed why the Lipper peer group was not a suitable comparison for the Strategic Income Fund and why that Fund should instead be compared to private absolute value funds, which the Adviser views as that Fund’s closest relevant comparison and to which it compares very favorably. The Board further noted that the AlphaTrak 500 Fund and Strategic Income Fund both employ a fulcrum fee that adjusts upward from a basic fee only if the Fund enjoys favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board further noted the relevant contractual expense limitations that the Adviser has agreed to with respect to each Fund and the fact that the Adviser historically has absorbed any expenses in excess of these limits. The Board concluded that the relatively low level of the fees charged by the Adviser will benefit each Fund and its shareholders.

The Board also reviewed information regarding the advisory fees paid by institutional clients with similar investment mandates, with accounts managed by affiliates of TCW. It concluded that, although the fees paid by those clients generally were lower than those paid by the Funds, the differences appropriately reflected the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the costs of complying with the more comprehensive regulatory regime applicable to mutual funds.

5. The Adviser’s costs, level of profits, and economies of scale

The Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. The Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund. Based on their review, the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees reflect those economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, even the largest Funds, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s assertion that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels. The Board also recognized the benefits to the Funds of the Adviser’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller) and its commitment to maintain reasonable overall operating expenses for each Fund. The Board also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds.

6. Ancillary benefits

The Board considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are fair and reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

Semi-Annual Report September 2012  /  160

BOARD OF TRUSTEES

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Daniel D. Villanueva

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Charles W. Baldiswieler

OFFICERS

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal

Accounting Officer

Vincent Bencivenga

Chief Compliance Officer

ADVISER

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor 1800

Los Angeles, CA 90017

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche LLP

350 S. Grand Ave., Suite 200

Los Angeles, CA 90071

DISTRIBUTOR

Foreside Funds Distributors LLC

899 Cassatt Road, 400 Berwyn Park

Berwyn, PA 19312

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105-3441

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free)

www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METSAR2012

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date	12/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date	12/5/12

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer (principal financial officer)

Date	12/5/12

* Print the name and title of each signing officer under his or her signature.